CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.












                            MASTER SERVICES AGREEMENT

                                     BETWEEN

                              MONEYLINE AND SAVVIS

                           DATED AS OF OCTOBER 1, 2002








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                            MASTER SERVICES AGREEMENT

         This Master Services Agreement is dated as of October 1, 2002 (the "EFFECTIVE DATE"), by and between Moneyline Telerate and Moneyline Telerate International, each a Delaware corporation ("MONEYLINE") and SAVVIS Communications Corporation, a Missouri corporation ("SAVVIS").

                              W I T N E S S E T H:

         WHEREAS, SAVVIS and Moneyline Network Inc., an "Affiliate" of Moneyline Telerate Holdings, each a Delaware corporation, are parties to that certain Letter of Intent, dated August 16, 2001, as amended on October 18, 2001 (the "LOI"), setting forth certain terms and conditions to be included as part of a definitive network services agreement to be entered into between SAVVIS and Moneyline; and

         WHEREAS, SAVVIS and Moneyline acknowledge and agree that SAVVIS has been providing Moneyline with certain network services under the LOI since October 18, 2001;

         WHEREAS, SAVVIS shall continue to provide Moneyline with network services for Moneyline and Moneyline Group's use and, subject to the terms and conditions contained herein, Moneyline and the Moneyline Group continue to desire such network services;

         WHEREAS, SAVVIS shall provide the Moneyline Group with outsourcing services in connection with network services to be provided under this Agreement, and subject to the terms and conditions contained herein, Moneyline and the Moneyline Group desire such outsourcing services; and

         WHEREAS, SAVVIS and Moneyline each desires to terminate the LOI and modify the relationship and services between the parties on the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the agreements of the parties set forth below, Moneyline and SAVVIS agree as follows:

ARTICLE 1.          DEFINITIONS, CONSTRUCTION

         1.01 Definitions. The following terms shall have the meanings specified below:

        "AFFILIATE"                     means direct parent and such parent's
                                        subsidiaries.

        "AGREEMENT"                     means this Master Services Agreement by
                                        and between SAVVIS and Moneyline,
                                        including all Exhibits, schedules and
                                        attachments hereto, as the same may be
                                        amended from time to time in accordance
                                        with its terms.

        "BUSINESS DAY"                  means a day (other than Saturday or
                                        Sunday) on which commercial banks and
                                        NASD registered securities
                                        brokers/dealers are open for business in London, England; New York, New York; or
                                        Tokyo, Japan.


        "CALL COUNTRY(IES)"             means certain countries where a member
                                        of the Moneyline Group owns the Network
                                        Equipment and provides or arranges for
                                        the provision of the Services and
                                        Circuits.



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        "CHANGES"                       means any and all changes to the Systems
                                        or Services that could reasonably be
                                        expected to materially alter the
                                        features, functions, capacity, or
                                        technical environment of the Systems or
                                        any Service Level.

        "CHANGE CONTROL PROCEDURES"     means the written procedures for
                                        handling and implementing Changes, the
                                        initial form of which is attached hereto as EXHIBIT D. The Change Control
                                        Procedures may be amended from time to
                                        time upon the mutual agreement of the
                                        parties.

        "CO-LOCATION FEES"              means fees from SAVVIS or Moneyline, as
                                        the case may be, to the other for full
                                        or partial racks (the parties agree that all future rack equipment shall conform to applicable local standards) in which a member of the SAVVIS Group or a member of the Moneyline Group pays the facilities lease or a co-location fee to a third party and the other party has computing equipment located on such premises in accordance with EXHIBIT O.

        "CIRCUIT"                       means any Core Circuit or a Local Access
                                        Loop.

        "CONFIDENTIAL INFORMATION"      means any non-public information,
                                        whether in written, oral graphic
                                        electronic or any other form, including
                                        without limitation, Customer Data,
                                        sales, cost and other unpublished
                                        financial information, product and
                                        business plans, advertising revenues,
                                        usage rates, advertising relationships,
                                        projections, pricing, and marketing
                                        data, business, financial, technical and information, user manuals, forecasts, projections, analyses, software and processes, which information is marked or indicated at the time of disclosure or observation as being "Confidential" or "Proprietary," or which would be deemed by a reasonable person to be confidential or proprietary in nature.
                                        Confidential Information shall not
                                        include information that (i) is in or
                                        enters the public domain without breach
                                        of this Agreement, (ii) the receiving
                                        party receives from a third party
                                        without restriction on disclosure and
                                        without breach of a nondisclosure
                                        obligation or (iii) the receiving party
                                        knew prior to receiving such information from the disclosing party or develops independently without reference to the disclosing party's Confidential
                                        Information.

        "CORE CIRCUIT"                  means a circuit between two SAVVIS POPs
                                        (or within a SAVVIS POP), Moneyline
                                        POPs, or Distributor POPs connecting to
                                        the SAVVIS Network. A Circuit can be
                                        either a short-haul, or long-haul
                                        connection between switches. Short-haul
                                        connections reside between switches
                                        within a POP, and long-haul connections
                                        are between two switches in two
                                        physically separate POPs. The
                                        demarcation is at the last point of
                                        SAVVIS Group ownership.



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        "CRM"                           means the customer relationship
                                        management software systems including
                                        without limitation, trouble ticket,
                                        order entry, order processing and
                                        network processing.


        "CUSTOMER CONNECTION"           means the point of a Moneyline Customer
                                        connection (which shall be the
                                        combination of CPE, Circuit and Switch
                                        ports as well as the permanent virtual
                                        connections (including virtual channel
                                        connections and virtual path
                                        connections)) to a SAVVIS POP, or a
                                        point of presence of the Moneyline Group or a third party.

        "CUSTOMER DATA"                 means any data provided under this
                                        Agreement from a Moneyline Customer,
                                        including without limitation, (i) name,
                                        address, e-mail address, passwords,
                                        personal financial information, personal preferences; demographic data; marketing data; data about securities transactions; credit data, or any other identification data; (ii) any information that reflects use of or interactions with any product or service of Moneyline or any member of the Moneyline Group, including but not limited to, information concerning any profiles created, general usage data, or any data submitted during the course of using such product or service.

        "CUSTOMER PREMISES              means telephone systems, modems,
         EQUIPMENT" OR "CPE"            terminals, routers, and other network
                                        equipment owned or leased by the SAVVIS
                                        Group and used to provide Network
                                        Services to the Moneyline Group that are located at a Moneyline Site or Customer
                                        Site, for the avoidance of doubt,
                                        excluding any SAVVIS POP.




        "CUSTOMER SITE"                 means each location that is a business
                                        location of a Moneyline Customer.

        "DOCUMENTATION"                 means all documentation, written
                                        materials, work papers, configurations,
                                        manuals, and other work product prepared by or on behalf of any SAVVIS Group or otherwise used by any SAVVIS Group or its approved agents in connection with the Systems and/or with respect to providing the Services.

        "EFFECTIVE DATE"                shall have the meaning set forth in the
                                        preamble to this Agreement.



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        "FORCE MAJEURE EVENT"           means any failure or delay caused by a
                                        party due to fire, flood, earthquake,
                                        elements of nature or acts of God, acts
                                        of war, terrorism, riots, civil
                                        disorders, rebellions or revolutions,
                                        widespread computer virus, worms or any
                                        other similar causes beyond the
                                        reasonable control of such party and
                                        without the fault or negligence of such
                                        party; provided that such failure or
                                        delay could not have been prevented by
                                        reasonable precautions and cannot
                                        reasonably be circumvented by the
                                        non-performing party through the use of
                                        alternate sources, work-around plans, or other means.

        "KEY EMPLOYEES"                 means the members who are assigned to
                                        the key positions as further described
                                        in Section 7.02.

        "LEGACY NETWORK"                means the non-IP Legacy Network. The
                                        Legacy Network consists of both data
                                        communications equipment and computer
                                        equipment that is located in either a
                                        SAVVIS POP or a Moneyline owned, leased
                                        or shared facility, or a Moneyline
                                        Distributor facility and is used to
                                        deliver legacy applications to Moneyline clients, including for the avoidance of doubt, backbone circuits that support this Legacy Network.

        "LOCAL ACCESS LOOP"             means any Circuits leased from, or
                                        otherwise provided by, a
                                        telecommunications provider providing
                                        connectivity service between a SAVVIS
                                        POP and a Customer Site that is used to
                                        provision IIP and/or Legacy Networks.

        "MONEYLINE COMPETITORS"         means those entities set forth on
                                        EXHIBIT E attached hereto.

        "MONEYLINE CUSTOMER"            means any customer of Moneyline or any
                                        member of the Moneyline Group that
                                        utilizes products or services that are
                                        provided by the Moneyline Group from
                                        time to time.

        "MONEYLINE DISTRIBUTOR"         means a third party that is licensed by
                                        Moneyline or a member of the Moneyline
                                        Group to sell, distribute and/or service
                                        Moneyline's products or services in a
                                        geographic, product, or market sector,
                                        including those persons or entities
                                        commonly referred to as "sales agents".

        "MONEYLINE DISTRIBUTOR          means a number of countries outside of
        COUNTRY(IES)"                   the United States where the SAVVIS Group
                                        provides the Network Services in
                                        conjunction with Moneyline or a
                                        Moneyline Distributor where SAVVIS owns
                                        the Network Equipment, but Moneyline or
                                        the Moneyline Distributor provides or
                                        arranges for the provision of the
                                        Services and Circuits, as designated on
                                        EXHIBIT H.

        "MONEYLINE GROUP"               means Moneyline, Moneyline Holdings or
                                        any of its subsidiaries, and all
                                        Moneyline Distributors.


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        "MONEYLINE SITE"                means any Moneyline Group location or
                                        facility identified in EXHIBIT I to this Agreement and for which SAVVIS may provide Services hereunder.

        "NETWORK"                       means the telecommunications equipment
                                        (including hardware, switches, software
                                        and related cables and connectors) and
                                        other devices, together with any network management system required to manage and/or administer such telecommunications equipment together with the Circuits, but excluding the CPE and Legacy Network that is used by the SAVVIS Group from time to time in order to provide the Services hereunder.

        "NETWORK EQUIPMENT"             means telecommunications equipment
                                        (including hardware, switches, software
                                        and related cables and connectors) and
                                        other devices, together with any network management system required to manage and/or administer such telecommunications equipment excluding the CPE that is used by the SAVVIS Group from time to time in order to provide the Services hereunder.

        "NETWORK SERVICES"              means any of the Services listed on
                                        EXHIBIT A-3 hereto to be provided by the SAVVIS Group to Moneyline or any member of the Moneyline Group or for the benefit of the Moneyline Group or Moneyline Customers, which such Services may be amended from time to time by the mutual consent of the parties.

        "OFF-NETWORK COUNTRIES"         means any countries or territories not
                                        included on EXHIBIT H.

        "OPERATIONS COMMITTEE"          means the committee set forth in Section
                                        9.02 below.

        "OPERATIONS PROCEDURES          means the management procedures manual
        MANUAL"                         prepared by SAVVIS in the form and scope
                                        agreed upon by Moneyline and SAVVIS
                                        which establishes the procedures and
                                        target quality performance metrics with
                                        monthly management reports comparing
                                        actual to target pursuant to which
                                        policies of Moneyline and SAVVIS will be adhered to during the Term.

        "OUTSOURCING SERVICES"          means any of the Services listed on
                                        EXHIBITS A-1 AND A-2 hereto to be
                                        provided by the SAVVIS Group to
                                        Moneyline or any member of the Moneyline
                                        Group, which such Outsourcing Services
                                        may be amended from time to time by the
                                        mutual consent of the parties.

        "SAVVIS GROUP"                  means SAVVIS and SAVVIS Communications
                                        Corporation of Delaware and its
                                        subsidiaries.



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        "SAVVIS POP"                    means a physical location where any
                                        member of SAVVIS Group has or maintains
                                        a point of presence of Network access.

        "SERVICE" OR "SERVICES"         means the Network Services and
                                        Outsourcing Services provided under this
                                        Agreement. Services shall be provided in the specific countries and cities set forth in EXHIBIT H in the manner set forth in this Agreement.

        "SERVICE CREDIT"                means the credits against the rates and
                                        charges for the Services that the SAVVIS
                                        Group shall provide the Moneyline Group
                                        upon the occurrence of a Service
                                        Failure, which credits shall be
                                        calculated in accordance with EXHIBIT C
                                        attached hereto.

        "SERVICE FAILURE"               means the failure to provide a Service
                                        in accordance with the Service Levels.

        "SERVICE LEVELS"                means the standards set forth in EXHIBIT
                                        C attached hereto for the performance of the Services provided under this
                                        Agreement.

        "SYSTEMS"                       means, collectively, the Network and the
                                        CPE.

        "TERMINATION ASSISTANCE         means the cooperation of SAVVIS with
        SERVICES"                       Moneyline and the Moneyline Group in
                                        effecting the orderly transfer of the
                                        Services to a third party or the
                                        resumption of the Services by Moneyline
                                        upon request by Moneyline in connection
                                        with the transfer of the Services to a
                                        third party or the resumption of the
                                        Services by Moneyline and/or a member of the Moneyline Group, as further set forth in the Agreement.

        "TRANSITIONAL SERVICES"         means the services provided by the
                                        Moneyline Group to the SAVVIS Group,
                                        including certain administrative,
                                        operational and technical services set
                                        forth in this Agreement which are
                                        reasonably necessary for SAVVIS to
                                        continue to provide its services,
                                        including the Services, to the Moneyline
                                        Group and/or Moneyline Customers or
                                        other SAVVIS customers.


         1.02 References. In this Agreement and the Exhibits in all instances except those when the context requires otherwise:

              (1) the exhibits to this agreement shall be incorporated in and deemed part of this agreement and all references to, and mentions of, this Agreement shall include the Exhibits to this Agreement;

              (2) references to any law or normative act shall mean references to the law or normative act in changed or supplemented form or to a newly adopted law or normative act replacing a previous law or normative act;



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              (3) references to and mentions of the phrase "as part of the
Services" shall mean that the services described are included in the fees and no additional charge shall be payable by Moneyline.

         1.03 Headings. The article and section headings and the table of contents are for reference and convenience only and shall not be considered in the interpretation of this Agreement.

         1.04 Interpretation of Documents. In the event of a conflict between this Agreement and any Exhibit, the terms of this Agreement shall prevail.

ARTICLE 2.   TERM

         2.01 Agreement. The term of this Agreement shall commence on the Effective Date and continue until October 31, 2009, unless this Agreement is otherwise extended, renewed, or terminated earlier pursuant to the terms and conditions contained in this Agreement (the "TERM").

         2.02 Renewal. Either party may notify the other in writing not less than one hundred eighty (180) days prior to the end of the initial or subsequent Term if it wishes to renew this Agreement. Upon such notice, the Agreement shall automatically renew, provided that (i) the party seeking renewal is not in breach of the Agreement, (ii) if SAVVIS is the party seeking renewal and (a) it is materially in compliance with the Service Level Agreements ("SLAs") contained herein, and (b) Moneyline Networks LLC (or its authorized successor) ("Moneyline Networks") retains its [**] rights concerning the Primary Accounts pursuant to the terms of that certain Distribution Agreement entered into by and between Moneyline Networks and SAVVIS of even date herewith (the "Distribution Agreement"). Should either party desire to amend any provision of the Agreement upon such renewal, the parties shall negotiate such requested amendments in good faith. If neither party provides such notice to the other that it wishes to renew this Agreement, either party may extend this Agreement for a period up to three (3) additional months on the terms and conditions in effect during the preceding twelve (12) month period in this Agreement.

ARTICLE 3.   SERVICES

         3.01 Services.

              (1) Commencing as of the Effective Date and continuing throughout the Term, SAVVIS and/or a member of the SAVVIS Group shall provide the Services in accordance with the terms and conditions contained in this Agreement, including the Service Levels.

              (2) If Moneyline requests that SAVVIS provide a new Service (or provide Services in a new country not set forth on EXHIBIT H), the terms and conditions of Section 3.06 shall apply.

              (3) The parties understand that SAVVIS and/or a member of the SAVVIS Group owns the T-1 Loop and CPE as an extension of its network and may provision incremental services over that facility to the end client.

              (4) SAVVIS shall manage all aspects of the vendor relationship with respect to Services novated under Section 3.06 (4), if any.

         3.02 Changes to the Services. Except as may be necessary on an emergency basis, as determined by SAVVIS in its reasonable discretion, to maintain the continuity of the Services, SAVVIS shall not, without Moneyline's consent, which consent shall not be unreasonably withheld, conditioned, or delayed, modify the Services as set forth in the applicable Exhibits.



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         3.03 Consolidation, Installation and Relocation. Except as may be
necessary on an emergency basis to maintain the continuity of Services, during the Term, SAVVIS shall not consolidate, install, or relocate any Systems or Software at any Moneyline Site without a specific work order to do so, nor shall SAVVIS make any Changes to any dedicated Network without following Change Control Procedures. In addition to the foregoing, SAVVIS shall provide Moneyline as much written notice as possible, taking into account SAVVIS' own underlying contractual right on the co-location, prior to moving or relocating any SAVVIS POP.

         3.04 Changes in Law and Regulations. Except for Moneyline Distributor Countries, Call Countries and Off-Network Countries, as part of the Services, SAVVIS shall identify the impact of changes in applicable legislative enactments and regulations on the Services that would adversely impact Moneyline's use of the Services. SAVVIS shall notify Moneyline of such changes and shall work with Moneyline to identify the impact of such changes on how Moneyline uses the Services. Moneyline shall notify SAVVIS of such changes in applicable legislative enactments and regulations that Moneyline becomes aware of in the ordinary course of its business. SAVVIS shall promptly make any resulting modifications to the Services as reasonably necessary as a result of such changes through the Change Control Procedures.

         3.05 SAVVIS Licenses and Permits. Except for Moneyline Distributor Countries, Call Countries, Off-Network Countries, as part of the Services, SAVVIS and/or a member of the SAVVIS Group is responsible for obtaining, and has financial responsibility for, all necessary licenses, consents, approvals, permits, and authorizations required by legislative enactments and regulations applicable to it that are legally required to be obtained in order to provide the Services. In addition, SAVVIS and/or a member of the SAVVIS Group shall use its reasonable commercial efforts to establish contractual arrangements with members of the Moneyline Group if requested by Moneyline. Moneyline shall reasonably cooperate with and assist SAVVIS and/or a member of the SAVVIS Group in obtaining any such licenses, consents, approvals, permits, and authorizations.

         3.06 Designation as Exclusive Vendor. For so long as SAVVIS is in compliance with the material terms and conditions contained herein, Moneyline and its Affiliates shall recognize SAVVIS as the " Exclusive Vendor" of Moneyline and its Affiliates, and Moneyline shall reasonably cooperate with SAVVIS to allow SAVVIS to represent itself as such to the public. Exclusive Vendor shall have the following meanings as set forth below:

              (1) Subject to Section 3.06 (2) below, Moneyline will inform SAVVIS of, and award to SAVVIS, wherever SAVVIS is reasonably capable of providing the services and products, all of its future network and hosting spend opportunities and requirements during the Term for Moneyline and its Affiliates (and Moneyline shall use its reasonable efforts to cause Moneyline Distributors to utilize SAVVIS' services).

              (2) SAVVIS shall be awarded such new business provided that (i) SAVVIS' pricing for the new business does not [**] exceed the pricing available to Moneyline for [**] similar services and products, and (ii) SAVVIS' services are technically and functionally comparable, and have comparable features, to what is available from other vendors [**].

              (3) In the event SAVVIS fails to meet any of the requirements set forth under subparagraph (2) above, Moneyline and/or its Affiliates shall have the right to contract with the third party vendor of choice, without violating this Section 3.06, with no further obligation to SAVVIS for the new business.




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              (4) For any telecommunications/Network Services provided to
Moneyline by a provider other than SAVVIS, Moneyline shall make reasonable efforts to novate such Service to SAVVIS, and SAVVIS may, in its sole discretion during the Term, accept the novation. If SAVVIS decides to accept such novation, it shall consummate the novation in a prompt and reasonable manner.

              (5) Notwithstanding anything to the contrary contained herein, where a Moneyline Customer demands that services be provided by a vendor other than SAVVIS or a member of the SAVVIS Group, the requirements of this Section
3.06 shall not apply solely to the extent required by such Moneyline Customer, provided that Moneyline shall use its commercially reasonable efforts to cause such Moneyline Customer to use services provided by SAVVIS.

         3.07 Third Party Services. Subject to Section 3.06 above, Moneyline shall have the right to contract with a third party to perform services that are not provided as Services to Moneyline by SAVVIS or the SAVVIS Group. In the event Moneyline contracts with a third party to perform any service not provided by SAVVIS or the SAVVIS Group, SAVVIS shall reasonably cooperate with the Moneyline Group and such third party to the extent reasonably required by the Moneyline Group, including provision of (i) reasonable written requirements, standards, and procedures for Moneyline Group systems operations maintained by SAVVIS so that the enhancements or developments of such third party may be operated by SAVVIS, and (ii) reasonable assistance and support services to such third party at competitive market prices, and (iii) assistance as may be reasonably required by such third party with reasonable charges approved in advance by Moneyline in connection with the services. Moneyline shall require such third parties to comply with SAVVIS' reasonable requirements regarding operations, data center standards, and security. SAVVIS will provide to such third parties or to Moneyline upon request copies of any such reasonable requirements regarding operations, data center standards, and security.

         3.08 Call Countries. With respect to each Call Country, SAVVIS and/or a member of the SAVVIS Group shall have an option to purchase the Network Equipment owned by Moneyline or its Affiliates and used to provide the Services (the "CALL ASSETS") when SAVVIS obtains the requisite governmental authorizations to provide Services in such Call Country. The price for such Call Assets shall be fair market value. With respect to each Call Country option that SAVVIS elects to exercise, SAVVIS shall notify Moneyline in writing and Moneyline shall use its reasonable best efforts to assist SAVVIS in the expeditious transfer of the Call Assets, including, without limitation, transfer of any Circuits.

         3.09 Office Automation Network. The Moneyline Office Automation Network has two distinct definitions. The old office automation network is defined as the office automation network in place at the signing of the LOI. This network provided such services as e-mail, Internet connectivity and some limited production and development capabilities along with connectivity to various applications such as CRM, SAP and MIS, or their respective successor systems. [**]. The new office automation network is defined as a standard SAVVIS IIP service offering based on Moneyline defined bandwidth requirements for each of their offices. The services delivered by this network include e-mail, internet connectivity, and access to Moneyline's office automation application servers including SAP and [**]. The new OA network does not provide development or production capabilities. Connectivity for these services needs to be provisioned on separate local access loops or dedicated PVCs.

ARTICLE 4.    [RESERVED]

ARTICLE 5.    MONEYLINE RESPONSIBILITIES

         5.01 The Moneyline Group shall be responsible for




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              (1) to the extent permitted, the appointment of SAVVIS by
Moneyline as its limited purpose agent for specific matters pertaining to Services;

              (2) providing, to those members SAVVIS or the SAVVIS Group or their respective agents who are reasonably required under this Agreement to be located on Moneyline's premises in connection with the performance of the Services, reasonable office space and utilities in connection with such office space; provided however, that SAVVIS may provide services to SAVVIS customers from Moneyline Sites in accordance with EXHIBIT O. Moneyline shall have the option at any time during the Term of relocating the staff located in office space provided by Moneyline to another comparable location or facility, provided, however, that it provides SAVVIS with reasonable notice (as much notice as practicable) and provides reasonable assistance in any such relocation to minimize business discontinuity;

              (3) appointment of the Moneyline Relationship Manager and other appropriate staff.;

              (4) providing the Transitional Services in accordance with this Agreement; and

              (5) fulfilling its obligation with respect to Moneyline Distributor Countries, Call Countries and Off-Network Countries, in accordance with this Agreement.

ARTICLE 6.    SERVICE LEVELS

         6.01 Services Levels. SAVVIS shall provide the Services in accordance with the Service Levels.

         6.02 Adjustment of Service Levels. The Operations Committee shall review, during the last quarter of every calendar year during the Term, the Service Levels to determine whether they require adjustment. If any Service Level requires periodic adjustment pursuant to this Agreement or because of the impact of any increase or decrease in the Services, the Operations Committee may adjust the Service Levels. In addition, either Moneyline or SAVVIS may, at any time upon notice to the other party, initiate negotiations to review the Service Levels and, upon agreement by the Operations Committee, adjust any Service Level that such party in good faith believes is inappropriate at that time.

         6.03 Root-Cause Analysis and Resolution. As part of the Services, within two (2) Business Days of: (i) SAVVIS' material failure to provide any of the Services in accordance with the Service Levels, or (ii) SAVVIS' repeated failure to provide any of the Services in accordance with the Service Levels, SAVVIS shall (a) perform an analysis to identify the cause of such failure, (b) correct such failure if within the scope of the Services, (c) provide Moneyline with a report, including direct electronic access to the CRM Trouble Ticket and/or affected Work Order. Within three (3) Business Days of this report under subsection (c), SAVVIS shall provide additional reporting detailing the cause of, and procedure for correcting, such failure, (d) compare such failures mean time to repair ("MTTR") to the expected MTTR for such failures, and (e) discuss and agree to implement changes to Circuits, Systems, or procedures that both parties agree shall improve the likelihood of avoiding or lengthening the time between such failures known as Mean Time To Failure.

         6.04 Service Level Reports. As part of the Services, SAVVIS shall provide monthly Service Level performance reports to Moneyline in a mutually agreeable form, which such form may be amended by SAVVIS from time to time, subject to Moneyline's consent, which consent shall not be unreasonably withheld, delayed or conditioned.

         6.05 Routine Maintenance. Routine maintenance and periodic system repairs, upgrades and reconfigurations may result in temporary impairment or interruption in Service. As a result, SAVVIS does not guarantee continuous or




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uninterrupted service and reserves the right from time to time to temporarily reduce or suspend service with notice subject to the terms and conditions of the Service Levels. Notwithstanding the foregoing, routine or scheduled maintenance shall only be performed during the week on Monday through Thursday at 5:30 PM to 7:30 PM ET, and on Friday at 5:30 PM ET to 4:00 PM Sunday ET, and any other times during which the markets in London, New York and Tokyo are simultaneously closed.

ARTICLE 7.    ACCOUNT TEAM

         7.01 SAVVIS Relationship Manager. SAVVIS shall appoint a SAVVIS Relationship Manager, who shall report directly to SAVVIS' Chief Executive Officer and/or the Chief Operating Officer. The initial SAVVIS Relationship Manager shall be [**]. SAVVIS' appointment of any SAVVIS Relationship Manager shall be subject to Moneyline's consent, which consent shall not be unreasonably withheld. SAVVIS shall not reassign or replace the SAVVIS Relationship Manager during the first year of his or her assignment as the SAVVIS Relationship Manager without prior notice to Moneyline.

         7.02 Key Employees. Prior to the execution hereof, SAVVIS shall deliver to Moneyline the initial list of the Key Employees, which shall include a Regional Manager, Service Manager, and Technical Manager for each of New York, London and Singapore. Moneyline and SAVVIS shall meet annually to update the list of Key Employees. The Key Employees shall be assigned to the Moneyline account on a primary basis unless otherwise agreed by Moneyline. SAVVIS shall not reassign or replace any Key Employee without, to the extent possible, at least sixty (60) days prior notice to Moneyline.

         7.03 SAVVIS Staff. SAVVIS shall not materially reduce the number of people providing any particular Service until such time as the Operations Committee confirms that SAVVIS has met the Services Levels and/or that the number of people is not related to any failure to meet such Service Levels, and that the proposed reduction will not cause a Service Failure.

         7.04 Subcontractors. Moneyline shall have the right to approve or reject all subcontractors proposed by SAVVIS to provide Services (other than telecommunications providers) (the "SAVVIS SUBCONTRACTORS"), which decision shall not be unreasonably withheld, delayed or conditioned. SAVVIS shall consult with Moneyline about proposed Subcontractors reasonably early in the process of considering such proposed Subcontractors. Moneyline's consent with respect to any subcontracting shall not relieve SAVVIS of its responsibility for the performance of any of its obligations under this Agreement or constitute Moneyline's consent to further subcontracting. Notwithstanding the foregoing, Moneyline has approved and accepted the SAVVIS Subcontractors who are in use as of the Effective Date, which such Subcontractors are identified in EXHIBIT J.

         7.05 Meetings. Promptly after the Effective Date, Moneyline and SAVVIS shall determine an appropriate set of periodic meetings to be held between Moneyline and SAVVIS. At a minimum these meetings shall include the following:
(i) a weekly meeting among operational personnel to discuss ongoing issues relating generally to daily performance and planned or anticipated activities and changes, (ii) a monthly management meeting of the Operations Committee to review the performance report, the project schedule report, the changes report, and such other matters as appropriate, and (iii) a quarterly senior management meeting to review relevant contract and performance issues. All meetings shall have a published agenda issued by SAVVIS sufficiently in advance of the meeting to allow meeting participants a reasonable opportunity to prepare for the meeting.

         7.06 Conduct Personnel. While at any Moneyline Site, SAVVIS and approved agents of SAVVIS shall comply with reasonable requests, standard rules and regulations of the member of the Moneyline Group and/or the applicable Moneyline Customer regarding personal and professional conduct and otherwise




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conduct themselves in a businesslike manner. In the event that Moneyline determines in good faith that a particular employee, contractor, or subcontractor, who works directly with Moneyline Customers, is not conducting himself or herself in accordance with the foregoing, Moneyline may provide SAVVIS with notice and documentation in respect of such conduct. Upon receipt of such notice, SAVVIS shall promptly investigate the matter and take appropriate action to prevent a reoccurrence. In the event there are repeat violations of this Section by a particular employee, contractor, or subcontractor, SAVVIS shall promptly remove him or her from the Moneyline Group account.

         7.07 Access to SAVVIS Personnel and Resources. As part of the Services, SAVVIS shall, upon Moneyline's request, provide to Moneyline equal access to SAVVIS' specialized technical personnel and resources consistent with SAVVIS' other customers.

         7.08 Information about Personnel. At the request of Moneyline (but at all times subject to any legal requirements of privacy or contractual commitment), SAVVIS shall provide Moneyline with such information in respect of Key Employees and such other SAVVIS personnel directly involved in providing Services and as Moneyline may reasonably require for the purpose of assessing competence to provide the Services to be provided by that person and otherwise to comply with regulatory requirements and other reasonable security requirements, including but not limited to, details of employment history, training, experience and qualifications. Where SAVVIS is prohibited by law or contract to give specific details about named personnel, it may give Moneyline summarized information about unnamed individuals, subject to applicable law or contract.

ARTICLE 8.    TRANSFER OF EMPLOYEES

         8.01 SAVVIS and/or a member of the SAVVIS Group hereby agree to hire or otherwise engage certain Moneyline or Moneyline Affiliates' personnel in [**] that provide certain agreed upon network operations, including, without limitation, field services, order processing, and maintenance (the "NETWORK OPERATIONS"), in such regions (the "RELEVANT EMPLOYEES"); provided, however, that with respect to personnel in countries where SAVVIS and/or a member of the SAVVIS Group does not currently have legal authority to hire or engage such personnel, SAVVIS and/or a member of the SAVVIS Group will not be obligated to assume responsibility for such personnel, until such time as it is authorized to do so. Until SAVVIS and/or a member of the SAVVIS Group assumes such responsibility, Moneyline shall invoice SAVVIS for all associated costs, including all associated overhead. [**].

         8.02 The Relevant Employees in a given country shall transfer to SAVVIS and/or a member of the SAVVIS Group in accordance with the applicable law of the country in which they are employed ("TRANSFER REGULATIONS") on the date that the Network Operations transfer to SAVVIS and/or a member of the SAVVIS Group in such given country (the "TRANSFER DATE(S)"). Both parties agree that they will use reasonable commercial efforts to effect such employee transfers in as prompt a manner as is practicable (with a goal of December 31, 2002).

         8.03 Moneyline warrants to SAVVIS under this Section 8 that, to its knowledge: (i) there are no other employees wholly or partly assigned to Network Operations other than the Relevant Employees; (ii) Moneyline will on or before the Transfer Date discharge all financial obligations which it owes to or with respect to every Relevant Employee for the period ending on the Transfer Date; and (iii) Moneyline has complied and will until the Transfer Date comply with all Transfer Regulations owed to or with respect to every Relevant Employee.

         8.04 Moneyline hereby agree to indemnify SAVVIS against any costs suffered or incurred by reason of any proceeding, claim or demand by any Relevant Employee, former Moneyline employee performing Network Operations, or regulatory authority, due to the employment or termination of employment of any




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Relevant Employee or former Moneyline or Moneyline Affiliate employee performing
Network Operations to the extent that it arises from any act or omission of Moneyline or a Moneyline Affiliate during the period prior to the Transfer Date.

         8.05 SAVVIS hereby agrees that it shall indemnify Moneyline against any costs suffered or incurred by reason of any proceeding, claim or demand by any Relevant Employee or regulatory authority due to the employment or termination of employment of any Relevant Employee to the extent that it arises from any act or omission of SAVVIS during the period after the Transfer Date.

ARTICLE 9.    MANAGEMENT AND CONTROL

         9.01 Management Meetings. SAVVIS' Relationship Manager and Moneyline's Relationship Manager shall each be available for meetings as reasonably requested.

         9.02 Operations Committee.

              (1) Promptly after the Effective Date, Moneyline and SAVVIS shall form the Operations Committee and shall have an organizational meeting to define roles, responsibilities, and methods of operation. Any meetings of the Committee will take place following adequate notice and may be held in person or telephonically. Both Moneyline and SAVVIS shall appoint three (3) members, and each party can change the individuals on the Operations Committee on an as-needed basis, upon prior notice to the other party.

              (2) The Operations Committee shall be authorized and responsible for (i) generally overseeing the performance of this Agreement, (ii) making strategic and tactical recommendations to Moneyline in respect of the establishment, budgeting, and implementation of Moneyline's priorities and plans for information and communications technology, (iii) monitoring and attempting to resolve disagreements regarding the provision of the Services and the Service Levels, and (iv) determining an appropriate service bonus pool of funds (and allocation of such funds, if any) for providing rewards in the form of bonuses, gifts, perquisites, or awards to openly celebrate individual SAVVIS employees of well defined project team members for achieving defined goals and/or premium Service Levels. Suggested nominations for service bonus awards may be made by either SAVVIS or Moneyline to the Operations Committee.

              (3) In the event the Operations Committee is unable to reach agreement at any time, resolution of the issue shall be in accordance with
Section 17.03 below. All actions taken by the Operations Committee require the presence of a quorum, which shall consist of no less than two members of Moneyline and two members of SAVVIS. Any actions shall be determined by a majority vote of the Operations Committee, provided that if an equal number of members of each party are not present at the meeting, then the party with the fewer members present may vote on behalf of its missing member as proxy or by absentee vote, so that both parties will have the same number of members voting on any and all actions. If any single member misses two consecutive meetings, the other party may request that such member be replaced.

         9.03 Operations Procedures Manual. Within ninety (90) days of the full execution of this Agreement and as part of the Services, SAVVIS shall prepare and deliver to Moneyline, for Moneyline's approval a written draft Operations Procedures Manual for each Service and how each Service may be applied to each Service Schedule. If Moneyline does not approve the Operations Procedure Manual, such approval not to be unreasonably withheld, conditioned, or delayed, SAVVIS shall modify the document until it meets Moneyline's reasonable satisfaction. Thereafter, the Operations Committee shall periodically update the Operations Procedures Manual to reflect any necessary changes in the operations or procedures described.




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         9.04 Change Control Procedures. All Changes that affect Moneyline or any member of the Moneyline Group shall be made pursuant to the Change Control Procedures and must be reviewed by the Operations Committee, except as may be necessary on a temporary basis to maintain the continuity of the Services. Notwithstanding anything to the contrary contained in the Change Control Procedures, SAVVIS shall (i) schedule all Changes so as not to unreasonably interrupt the Moneyline Group's business operations, (ii) prepare and deliver to Moneyline a monthly rolling schedule for ongoing and planned Changes for the next calendar quarter, (iii) review and determine the root cause of deviations from scheduled Changes and failed Changes, and (iv) document and provide to Moneyline notification of all Changes performed on a temporary basis to maintain the continuity of the Services no later than the next Business Day after the Change was made.

ARTICLE 10.   PROPRIETARY RIGHTS

         10.01 Moneyline Software. Moneyline, at no cost to SAVVIS, hereby grants to SAVVIS a nonexclusive, nontransferable, non-sublicensable, royalty-free right for the limited purpose of providing the Services to: (i) have access to, (ii) copy for archival purposes or as may otherwise be required by this Agreement, and (iii) to the extent permitted by the licenses or leases in respect of the Moneyline Third Party Software, modify as required by this
Agreement: (a) any Moneyline proprietary software, including any related documentation in Moneyline's possession on or after the Effective Date (the "MONEYLINE PROPRIETARY SOFTWARE") and (b) any software licensed or leased by Moneyline from a third party that is used in connection with the Services as of the Effective Date, including any related documentation in Moneyline's possession on or after the Effective Date (the "MONEYLINE THIRD PARTY SOFTWARE", and together with the Moneyline Proprietary Software, the "MONEYLINE SOFTWARE"); provided, however, that SAVVIS may not decompile or reverse engineer the Moneyline Software. The Moneyline Software shall be and shall remain the exclusive property of Moneyline, and SAVVIS shall have no rights or interests in the Moneyline Proprietary Software except as described in this Section 10.01. Upon expiration or termination of the Agreement for any reason, the rights granted to SAVVIS in this Section 10.01 shall immediately revert to Moneyline and SAVVIS shall, at no cost to Moneyline, (i) deliver to Moneyline a current copy of all Moneyline Software in use as of the date of such expiration or the termination, and (ii) destroy or erase all other copies of the Moneyline Software in its possession or the possession of its agents, unless otherwise instructed by Moneyline.

         10.02 SAVVIS Proprietary Software. All software, tools, and related Documentation (i) owned by a member of the SAVVIS Group as of the Effective Date which is used in connection with the Services, (ii) of which SAVVIS acquires ownership after the Effective Date and which is used in connection with the Services, and (iii) developed by or on behalf of a member of the SAVVIS Group after the Effective Date for use in connection with the Services that is not Moneyline Software (such software identified above collectively, the "SAVVIS PROPRIETARY SOFTWARE") shall be and shall remain the exclusive property of such member of the SAVVIS Group, and Moneyline shall have no rights or interests in the SAVVIS Proprietary Software except as described in this Section 10.02. As part of the Services, SAVVIS shall (i) use the SAVVIS Proprietary Software and such other software as SAVVIS may decide upon from time to time, as may be required to provide the Services. Notwithstanding anything in the foregoing to the contrary, the Moneyline Group may use the SAVVIS Proprietary Software during the Term of the Agreement, at no additional cost, solely in connection with the Services, subject to such other conditions as SAVVIS may reasonably impose with respect to the use of such Software.





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         10.03 SAVVIS Third Party Software. All Software and related
Documentation licensed or leased from a third party by a member of the SAVVIS Group and used in connection with the Services (collectively, "SAVVIS THIRD PARTY SOFTWARE") shall be and shall remain the exclusive property of such third party licensors, and Moneyline shall have no rights or interests in the SAVVIS Third Party Software except as described in this Section 10.03. As part of the Services, SAVVIS shall use the SAVVIS Third Party Software and such other software only to the extent permitted under SAVVIS' or the SAVVIS Group's Third Party Software agreements.

         10.04 Changes and Upgrades to Software. SAVVIS shall notify Moneyline of any changes or modifications to the Software that would materially alter the features, functions, or capacity of the Systems or materially degrade the performance of the Systems, except as may be necessary on a temporary basis to maintain the continuity of the Services; provided that SAVVIS shall not make such change or upgrade to the Software until SAVVIS has given Moneyline reasonable time to maintain its operability of the Services, except as may be necessary on an emergency basis to maintain continuity of the Service. SAVVIS shall, at Moneyline's option, install for Moneyline in connection with, and as part of, the Services any upgrade, modification, or enhancement to the Systems at the then current level at the time such upgrade, modification, or enhancement is available and thereafter.

         10.05 Restrictions on Use. Each party agrees that it shall not (a) disassemble, decompile, or reverse engineer any Moneyline Software or SAVVIS Proprietary Software, as applicable, or attempt to derive any source code for the same; (b) copy or otherwise reproduce any Moneyline Software or SAVVIS Proprietary Software, as applicable, in whole or in part, except for making reasonable numbers of backup copies or as otherwise expressly authorized by this Agreement; (c) modify any Moneyline Software or SAVVIS Proprietary Software, as applicable, in any manner, except as it may be expressly directed by SAVVIS in writing or as set forth in this Agreement; or (d) use any Moneyline Software or SAVVIS Proprietary Software, as applicable, in any manner to provide service bureau, time sharing, or other computer services to third parties.

ARTICLE 11.   CONTINUED PROVISION OF SERVICES

         11.01 Disaster Avoidance and Recovery. Attached hereto as EXHIBIT K is SAVVIS' comprehensive Disaster Avoidance and Recovery Plan ("DARP") covering all Services provided hereunder. As part of the Services, SAVVIS shall (i) periodically update and test the operability of the DARP, to the extent commercially reasonable, (ii) upon Moneyline's request, make available its employee(s) knowledgeable in the DARP for consultation, [**].

         11.02 Force Majeure. Any failure or delay by Moneyline or SAVVIS in the performance of its obligations pursuant to this Agreement shall not be deemed a default of this Agreement or a ground for termination hereunder (except as provided in this Section 11.02) or credit under the Service Levels, as applicable, to the extent such failure or delay is a Force Majeure Event.

              (1) The occurrence of a Force Majeure Event does not limit or otherwise affect SAVVIS' obligation to provide either normal recovery procedures or any disaster recovery services described in Section 11.01, provided, however, that SAVVIS shall not be obligated to provide any Service to the extent directly affected by such Force Majeure Event, and in addition, SAVVIS hereby expressly agrees that it shall immediately assemble a competent task force to coordinate with Moneyline Group personnel for purposes of remedying the effects of the Force Majeure Event. The party delayed by a Force Majeure Event shall immediately notify the other party by telephone (to be confirmed in a notice within five (5) days of the inception of such delay) of the occurrence of a Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event.




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              (2) If a Force Majeure Event occurs affecting SAVVIS Group's ability to perform its obligations under this Agreement, and if SAVVIS cannot within five (5) Business Days from the commencement of the Force Majeure Event provide a suitable temporary alternative to all or part of the Services subject to an interruption in connection with the existence of a Force Majeure Event, Moneyline or its Affiliates may, at their option and at their own cost, contract with one or more third parties for the affected portion of the Services for the shortest commercially available period likely to cover the reasonably expected duration of the interruption (provided that if the shortest commercially available period subjects Moneyline or its Affiliates to increased costs, Moneyline shall inform SAVVIS and SAVVIS shall, within 24 hours, either (i) agree to pay to the third party provider the difference in the costs between the shortest period of service and the commercially available period of service, or
(ii) inform Moneyline that Moneyline and/or its Affiliates may contract with the third party provider for the commercially available period of service). In the event of a Force Majeure Event in which SAVVIS is unable to provide all or part of the Services, Moneyline may suspend SAVVIS' provision of such affected portion for such period and shall have no payment obligations to SAVVIS with respect thereto. The parties expressly agree and acknowledge that all suspended payments shall be deducted from the Minimum Commitments. SAVVIS shall not charge Moneyline for the affected portion thus suspended during the period of suspension. SAVVIS shall resume provision of the suspended portion of the Network upon the later of the termination or expiration of Moneyline's or its Affiliate's legally binding commitments under contracts with third parties for alternative services. This provision shall apply only in the event that SAVVIS is unable to procure these alternate Services on behalf of or for the benefit of Moneyline on a commercially reasonable basis with five (5) Business Days.

              (3) If a Force Majeure Event affecting Moneyline's obligations under the Agreement occurs and is ongoing for five (5) Business Days or more, and Moneyline is unable to arrange alternative methods of payment or fulfill its other obligations herein despite its best efforts to do so, SAVVIS may suspend the affected Services. If such Force Majeure Event occurs and is ongoing and Moneyline is unable to make payment or fulfill its other obligations within twenty-five (25) days after said five (5) Business Day period, such failure shall be considered a default (with no additional cure period), and SAVVIS may terminate the Agreement upon notice to Moneyline.

              (4) The consequences arising from existence and continuation of a Force Majeure Event shall be deemed not to constitute a breach by either party hereto of any representations, warranties or covenants hereunder.

         11.03 Allocation of Resources. Whenever a Force Majeure Event or other material adverse event causes SAVVIS to allocate limited resources between or among SAVVIS' customers, the Moneyline Group shall receive no less priority in respect of such allocation than any other SAVVIS customers, and as between Moneyline Customers, Moneyline shall advise SAVVIS as to how to prioritize the allocation of reasources regarding the provision of SAVVIS Services and SAVVIS shall make reasonable commercial effors to comply with such requests.

ARTICLE 12.   PAYMENTS

         12.01 Fees.

              (1) In consideration of SAVVIS providing the Services, Moneyline shall pay to SAVVIS the fees set forth on EXHIBIT B attached hereto and the payment obligations set forth in the Agreement. SAVVIS shall provide Moneyline with an invoice for all charges, such invoices to be in form and specificity mutually acceptable to the parties. All such fees shall be payable as set forth on EXHIBIT B in this Agreement, monthly and in advance of Services being rendered by SAVVIS. All adjustments submitted from the prior month's invoice shall be reflected in the new bill following the end of the month in which the adjustment was agreed upon. As of November 1, 2002, calendar based invoicing shall be used.




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              (2) In consideration of Moneyline providing the Transitional
Services, SAVVIS shall pay to Moneyline the fees agreed by the parties, and Moneyline shall provide SAVVIS with an invoice for all charges, such invoices to be in form and specificity mutually acceptable to the parties. All such fees shall be payable monthly and in advance of Transitional Services being rendered by Moneyline.

              (3) It is understood that commencing on November 1, 2002, two discounts will apply to the IIP price list shown in EXHIBIT B, except as provided in Section 12.08. The first discount shall be a [**] discount on the [**]. This discounted price will be added to the price of the Network Services (including but not limited to [**], and this aggregate shall be subject to a further [**] discount. The parties acknowledge and agree that the foregoing discounts are related to Network Services and Outsourcing Services, each of which are predominantly targeted to activities in Europe and Asia.

              (4) All payments required by this Agreement are also exclusive of any national, state, municipal, foreign or other governmental excise, direct or indirect government assessment fees, including but not limited to the U.S. Universal Service Fund (USF) assessment, and state equivalents, all of which Moneyline shall be responsible for, and will pay in full

         12.02 Late Payments. Any undisputed amount due from either party to the other pursuant to this Agreement that is not paid on the date on which payment is due shall bear interest at the lesser of [**] per month and the maximum rate of interest allowed by applicable law.

         12.03 Fee Dispute. In the event of a good faith dispute regarding any fee or payment due under this Agreement, such dispute shall be referred for review to the Operations Committee. To dispute an invoice, Moneyline must identify the specific charge in dispute and provide a reasonably detailed explanation of the basis for the dispute within (i) thirty (30) days of the date of the invoice for invoices not yet paid, and (ii) one hundred and eighty (180) days of the date of invoice for invoices already paid. Moneyline must pay all undisputed charges. Except for disputes arising under Section 14.01 below, no credits will be issued for disputes identified greater than 180 days after the date of invoice. If any fee dispute is not resolved by the Operations Committee upon presentation to the Operations Committee within thirty (30) calendar days, the dispute shall be resolved in accordance with Section 17.03 below.

         12.04 Expenses. Except as expressly set forth herein, all expenses relating to the Services are included in the fees and shall not be reimbursed by Moneyline unless agreed to by Moneyline in writing prior to the date such expenses are incurred.

         12.05 Unused Credits. Any unused credits against future payments owed to either party by the other pursuant to this Agreement, including without limitation, Service Credits, shall be paid to the applicable party within thirty
(30) days of the expiration or termination of this Agreement for any reason. This Section shall only apply in the last month of the Term.

         12.06 Recalibration of Certain Prices. Sixty (60) days prior to the eighteenth (18) month after the Effective Date and annually thereafter (the "RECALIBRATION DATE"), SAVVIS shall, at its cost, survey all applicable tariffs for all local carriers utilized by SAVVIS or a member of the SAVVIS Group in countries where SAVVIS is providing Services. To the extent that such survey evidences a price decrease or increase in any or all of the countries in which SAVVIS is providing Services to Moneyline, then SAVVIS shall adjust the IIP pricing by an amount equal to [**] of the cost savings or cost increase experienced by SAVVIS, at such time as SAVVIS is provided such savings, or is subject to such increase, by the carrier; provided however, that if there is a price increase, the increase shall only be applied on a pro-rata basis, calculated by dividing the Moneyline CIR by the total amount of bandwidth available for such site.




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         12.07 Minimum Commitments.

              (1) Subject to the terms and conditions contained herein, and for so long as SAVVIS is in compliance with its material obligations hereunder, Moneyline shall pay to SAVVIS aggregate annual amounts (calculated in a gross amount for all payments made to SAVVIS hereunder prior to Service Credits) in the following minimum amounts ("MINIMUM COMMITMENTS").

           ------------------------------------------------------
           Year                          Minimum Commitment
                                         Total
           (Commencing November 1 of
           each year)

           ------------------------------------------------------
           Year 1   11/1/02-10/31/03             $50M
           ------------------------------------------------------
           Year 2   11/1/03-10/31/04             $35M
           ------------------------------------------------------
           Year 3   11/1/04-10/31/05             $25M
           ------------------------------------------------------
           Year 4   11/1/05-10/31/06             $20M
           ------------------------------------------------------

              (2) The parties agree that the Minimum Commitment of $70 million (as subject to adjustment as set forth herein) applicable for the period between October 16, 2001 and October 15, 2002 shall be deemed satisfied upon receipt by SAVVIS of payment from Moneyline of [**], which such amount shall be paid on or before October 15, 2002. The payment obligation under this Section shall not have the cure period in Section 18.02. For each day the payment due hereunder is late, if any, the discounts set forth in Section 12.01(3) shall be delayed by an equal number of days. Moneyline shall be deemed in default of the Agreement if payment in full is not received within [**] from the receipt of notice from SAVVIS that payment was not made in accordance with this Section. Notice by SAVVIS under this Section may be given by email, or any other written format.

              (3) The parties expressly agree and acknowledge that all SAVVIS Group products and services purchased by Moneyline Networks under the Distribution Agreement, shall apply in full towards the Minimum Commitment; provided however, that Section 12.07 (4) below shall not apply to Moneyline Networks in its role as a distributor of SAVVIS products and services under the Distribution Agreement.

              (4) Notwithstanding anything to the contrary contained herein, the Minimum Commitment payable hereunder shall be reduced in the following circumstances:

                  (a) in the event of a failure, refusal or inability by any member of the SAVVIS Group to provide Services as contemplated under this Agreement, the Minimum Commitment shall immediately be reduced by the reasonable charges incurred by the Moneyline Group of procuring comparable services from any third party;

                  (b) in the event that Moneyline or any member of the Moneyline Group exercises its rights to terminate a Service due to a breach by SAVVIS in accordance with the terms and conditions contained herein, the Minimum Commitment shall immediately be reduced by the charges paid by the Moneyline Group for such Service (calculated as the current charges for fixed priced Services and calculated off of the prior calendar quarter (annualized) for usage-based Services);




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                  (c) sixty (60) days after Moneyline gives SAVVIS written
notice of any general business downturn beyond Moneyline's reasonable control that reduces the volume of Services required by Moneyline and its Affiliates contemplated hereunder as of the Effective Date, notwithstanding Moneyline and its Affiliate's commercially reasonable efforts to avoid such reduction, SAVVIS will reduce, as appropriate, the Minimum Commitment, as applicable, to reflect the new revenue billing actuals after such business downturn for the applicable Year. This provision shall not apply in the event that Moneyline or its Affiliates reduce the volume of Services contemplated hereunder as of the Effective Date required primarily to (i) reduce its overall use of telecommunications, other than in circumstances beyond Moneyline or its Affiliate's reasonable control; or (ii) transfer portions of its traffic from the customer base acquired from Bridge to providers other than SAVVIS. Moreover, the parties acknowledge that Moneyline's or the applicable Moneyline Affiliate's business operations recover from such business downturn, then the parties shall negotiate in good faith to adjust the Minimum Commitment upward as appropriate to reflect such business recovery;

                  (d) For the avoidance of doubt, all Service Credits shall be applied towards the Minimum Commitment.

              (5) Shortfall. In the event Moneyline does not achieve the Minimum Commitment in any year, Moneyline shall pay to SAVVIS the difference between the Minimum Commitment (as adjusted as set forth herein) and the actual amounts paid by Moneyline ("SHORTFALL PAYMENT"), and the parties expressly agree and acknowledge that all Shortfall Payments shall be credited on a dollar for dollar basis for the same, additional or new Services to be provided by SAVVIS and/or members of the SAVVIS Group. Notwithstanding any other provisions in this Agreement, the payment to SAVVIS of any Shortfall Payment amount in accordance with the terms and conditions contained herein shall be SAVVIS' exclusive remedy for breach of Moneyline's obligations under this Section 12.07.

              (6) Reports. [**]

         12.08 Deferred Payments. Under the LOI, Moneyline was permitted to defer up to [**] (the "DEFERRAL"). Under the LOI, SAVVIS applied this deferred payment on a prorated basis to each monthly invoice during Year 1. Moneyline shall pay to SAVVIS the total Deferral amount on or before October 15, 2002. The payment obligation under this Section shall not have the cure period in Section
18.02. For each day the payment due hereunder is late, if any, the discounts set forth in Section 12.01(3) shall be delayed by an equal number of days. [**] Notice by SAVVIS under this Section may be given by email, or any other written format.

         12.09 Defaults Concerning Telecommunications Providers. In the event that SAVVIS or any member of the SAVVIS Group receives any notice (written or otherwise) in any way relating to, or is reasonably likely to, default on any payments with respect to services received from any of its telecommunications providers that are used to provide Services to the Moneyline Group (and such default is likely to materially and adversely affect any of the Services provided hereunder), SAVVIS shall, as promptly as practicable, but in any event within seven (7) days of receiving any such notice or prior to defaulting on such payments, notify Moneyline in writing thereof in sufficient detail to allow Moneyline to make a determination with respect to this Section 12.09. Notwithstanding anything to the contrary set forth elsewhere in this Agreement, Moneyline or the appropriate member of the Moneyline Group shall have the right to make any payments due and owing by SAVVIS or any members of the SAVVIS Group to any such telecommunications provider(s) directly to such telecommunications provider(s) on behalf of SAVVIS or any other member of the SAVVIS Group, after consultation with SAVVIS, and any such payments made by any member of the Moneyline Group to such telecommunications provider(s) pursuant to this Section
12.09 shall immediately be applied and offset against any existing or future payment obligations (including any Minimum Commitment payable hereunder) of the Moneyline Group to SAVVIS pursuant to the terms of this Agreement, and Moneyline




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and the members of the Moneyline Group shall, at their sole option, be entitled to collect any amounts paid in satisfaction of amounts due to such telecommunications provider(s) from SAVVIS and any members of the SAVVIS Group in excess of any off-set amounts for currently outstanding payment obligations (including any Minimum Commitment due and payable hereunder). Notwithstanding the foregoing, if SAVVIS has a bona fide dispute with a telecommunications provider and SAVVIS provides Moneyline with reasonably requested evidence to substantiate the dispute, and Moneyline nevertheless pays the disputed amount to the telecommunications provider under this Section 12.09, then Moneyline shall not have the right to deduct from the Minimum Commitment (and/or the amounts owed by Moneyline to SAVVIS hereunder) the difference between the amount paid by Moneyline to the telecommunications provider and the amount which SAVVIS reasonably determines that it owes to such telecommunications provider.

ARTICLE 13.   TAXES

         13.01 Taxes. All payments required by this Agreement are exclusive of any applicable sales, excise, privilege, value-added, goods and services, or similar taxes imposed on the purchase price or gross receipts from payment for the Services or Transitional Services as applicable, which shall separately be set forth on each party's invoices and shall be paid at the same time as all other charges set forth on each party's invoices. All taxes invoiced or withheld by one party from the other party are final unless a valid exemption certificate or other proof of exemption accepted by the invoicing party has been issued prior to the date of such invoice. In the event one party believes that it should be exempt from application and collection of certain taxes, it shall provide the other party with an appropriately completed and valid tax exemption or tax reduction certificate or other evidence acceptable to such other party who shall comply immediately with the terms of such certificate or such other evidence. Both parties will use joint reasonable efforts to cooperate in the recovery and refund of any tax that has been previously invoiced or withheld.

         13.02 Tax Review. Each party may furthermore engage in consultation with the other to determine the scope of its tax liability, including minimization thereof, in connection with this Agreement. To this effect, each party will use reasonable efforts in cooperating with each other, it being agreed, that any tax withheld or invoiced by one party on the other party during the consultation process remains due and payable by the other party until both parties have agreed when it is no longer applicable under the applicable statute. Both parties will use joint reasonable efforts to cooperate in the recovery and refund of any tax, if practical, that has been previously invoiced or withheld.

         13.03 Tax Assignment. If necessary for the purpose of this clause only, either party may assign any part of this Agreement to any of its Affiliates, subject to prior notification and acceptance of the other party.

ARTICLE 14.   REVIEW OF INVOICES

         14.01 Fees Review(1) Upon reasonable notice from Moneyline and no more than once during any calendar year during the Term and for a period of one (1) year thereafter (unless a prior audit has revealed a discrepancy of [**] or more, then twice in such year), SAVVIS shall provide Moneyline and its designated agents with access to such records and supporting documentation associated with the Services and invoices related thereto as may be reasonably requested by Moneyline, and Moneyline may audit the fees charged to Moneyline or any member of the Moneyline Group to determine that such fees are accurate and in accordance with this Agreement. Such audit shall only apply to fees for the twelve (12) month period immediately preceding the audit. If, as a result of such audit, Moneyline determines that SAVVIS has overcharged Moneyline or any member of the Moneyline Group, Moneyline shall notify SAVVIS of the amount of such overcharge, and SAVVIS shall, within thirty (30) days of such notice, remit to Moneyline the amount of the overcharge plus interest at a rate of [**] per month, unless SAVVIS disputes such assessment in good faith.




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              (2) In the event of a good faith dispute regarding any fee or payment due under this Agreement, such dispute shall be referred for review to the Operations Committee. If any fee dispute is not resolved by the Operations Committee upon presentation to the Operations Committee within thirty (30) calendar days, the dispute shall be resolved in accordance with Section 17.03 below.

              (3) In the event any such audit reveals an overcharge to Moneyline and any member of the Moneyline Group of more than [**] in the aggregate, SAVVIS shall reimburse Moneyline for the reasonable, actual and documented cost of such audit.

         14.02 Record Retention. As part of the Services, SAVVIS shall retain records and supporting documentation sufficient to document the Services and the fees paid or payable by Moneyline under this Agreement during the Term and for at least three (3) years. Upon notice from Moneyline, SAVVIS shall provide Moneyline with reasonable access to such records and documentation.

ARTICLE 15.   CONFIDENTIALITY

         15.01 General Obligations.

              (1) Each party agrees that (i) it shall not disclose to any third party or use any Confidential Information or Customer Data disclosed to it by the other except as expressly permitted in this Agreement and (ii) it shall take all reasonable measures to maintain the confidentiality of all Confidential Information of the other party in its possession or control, which shall in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance, and in any event not less than industry standard.

              (2) Notwithstanding the foregoing, each party may disclose Confidential Information (i) on a "need-to-know" basis to its employees, contractors, legal counsel, accountants, banks and other financing sources and their advisors or (ii) to the extent required by a court of competent jurisdiction or other governmental authority or otherwise as required by law, provided the receiving party will notify the disclosing party in writing, as promptly as possible (and prior to making any disclosure if possible), in order to provide the disclosing party the opportunity to intervene and object to, or seek restrictions on, the disclosure of such Confidential Information. If, nevertheless, the Confidential Information is ordered to be disclosed, the receiving party shall furnish only that portion of the Confidential Information as to which the receiving party receives a reasonable opinion of its counsel that such portion of the Confidential Information is legally required to be disclosed.

              (3) The terms and conditions of this Agreement and the information contained in any reports and/or payment calculations provided by either party hereunder shall be also deemed to be the Confidential Information and shall not be disclosed without the written consent of the other party other than as set forth in 15.01 (2) above; provided, however, that in connection with its fund raising activities, a party shall require the written consent of the other party prior to releasing the terms and conditions of this Agreement to bona fide prospective investors who are subject to obligations of confidentiality no less protective than those contained herein, disclosing party notifies the other party in advance.

         15.02 Customer Data. As between Moneyline and its Affiliates and the SAVVIS Group, Customer Data is and will remain the sole and exclusive property of Moneyline. This Agreement will not be construed as granting any ownership rights in any member of the SAVVIS Group to Customer Data. However, SAVVIS and/or a member of the SAVVIS Group may receive, transmit and store Customer




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Data only for the purposes contemplated by this Agreement, and if SAVVIS or any member of the SAVVIS Group learns or obtains any Customer Data, the SAVVIS Group will treat such Customer Data as proprietary and confidential to Moneyline and its Affiliates in accordance with this Section, whether or not Moneyline or its Affiliates intentionally disclosed such Customer Data to the SAVVIS Group.

         15.03 Treatment of Customer Data. Without limiting any other warranty or obligation specified in this Agreement, and in particular the remainder of this Section, during the term of this Agreement and thereafter in perpetuity, the SAVVIS Group will not, except as provided for in Section, gather, store, or use any Customer Data in any manner and will not disclose, distribute, sell, share, rent or otherwise transfer any Customer Data to any third party, except as the SAVVIS Group may be expressly and reasonably directed in advance in writing by Moneyline or its Affiliates, or as otherwise set forth in Section 15.01(2). SAVVIS (on behalf if itself and the SAVVIS Group) represents, covenants, and warrants that the SAVVIS Group will use Customer Data only in compliance with this Agreement or Moneyline's or Moneyline's Affiliates written instructions, including without limitation its privacy policies then in effect, a copy of which Moneyline shall provide to SAVVIS, along with any revisions as they are promulgated, which such policy shall conform with generally accepted industry standards for such policies, and all applicable laws (including but not limited to policies and laws related to spamming, privacy, and consumer protection). SAVVIS hereby agrees to indemnify and hold harmless Moneyline and its Affiliates and their directors, officers, agents, employees, members, subsidiaries and successors in interest from and against any damages, losses, liabilities, settlements and expenses (including without limitation costs and attorneys' fees) in connection with any claim or action that arises from an alleged violation of this Section 15.03.

         15.04 Retention of Customer Data. The SAVVIS Group will not retain any Customer Data for any period longer than necessary for the particular member of the SAVVIS Group to fulfill its obligations under this Agreement. As soon as a particular member of the SAVVIS no longer needs to retain such Customer Data in order to perform its duties under this Agreement, such member of the SAVVIS Group will return such Customer Data in accordance with this Agreement.

         15.05 Return of Confidential and Customer Data. On the disclosing party's written request or upon expiration or termination of this Agreement for any reason, the receiving party will promptly: (a) return or destroy, at the disclosing party's option, all originals and copies of all documents and materials it has received containing the disclosing party's Confidential Information, including Customer Data; and (b) deliver or destroy, at the disclosing party's option, all originals and copies of all summaries, records, descriptions, modifications, negatives, drawings, adoptions and other documents or materials, whether in writing or in machine-readable form, prepared by the receiving party, prepared under its direction, or at its request from the documents and materials referred to in subparagraph (a); and (c) provide to the disclosing party a written statement certified by an officer of the receiving party that it has made reasonable commercial efforts to deliver or destroy, as requested, all documents and materials referred to in subparagraphs (a) and (b).

         15.06 Solicitation of Moneyline Customers. During the term hereof and thereafter in perpetuity, SAVVIS (on behalf of itself and the SAVVIS Group) agrees that the SAVVIS Group will not use, and shall not allow any third person to use, the Customer Data to target, solicit, or otherwise contact any Moneyline Customer, whether on behalf of itself or any third party for the purpose of providing products or services competitive with any member of the Moneyline Group (with the exception of Moneyline Networks). The SAVVIS Group understands that it has no right to, and it agrees that it will not use, provide or sell to others any material containing information obtained in connection with this Agreement about any Moneyline Customers.




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         15.07 Non-Exclusive Equitable Remedy. Each party acknowledges and agrees that due to the unique nature of Confidential Information, including Customer Data, there can be no adequate remedy at law for any breach of its obligations hereunder, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate equitable relief from a court of competent jurisdiction in addition to whatever remedies either of them might have at law or equity before an arbitrator in accordance with the arbitration provision of this Agreement.

         15.08 Communication Systems and Access to Information. During the Term, the SAVVIS Group may receive access to Moneyline's computers and electronic communications systems ("INTERNAL SYSTEMS"), including but not limited to voicemail, email, customer databases, and Internet and intranet systems. Such Internal Systems are intended for legitimate business use related to Moneyline's business. SAVVIS (on behalf of itself and the SAVVIS Group) acknowledges that the SAVVIS Group does not have any expectation of privacy as between the SAVVIS Group and the Moneyline Group in the use of or access to the Moneyline Group's Internal Systems and that all communications made with such Internal Systems or equipment by or on behalf of the SAVVIS Group are subject to the Moneyline Group's scrutiny, use and disclosure, in the Moneyline Group's discretion. The Moneyline Group reserves the right, for business purposes, to monitor, review, audit, intercept, access, archive and/or disclose materials sent over, received by or from, or stored in any of its electronic Internal Systems. This includes, without limitation, email communications sent by users across the Internet and intranet from and to any domain name owned or operated by the Moneyline Group. This also includes, without limitation, any electronic communication Software that has been used to access any of the Moneyline Group's Internal Systems. SAVVIS further agrees (on behalf of itself and the SAVVIS Group) that the SAVVIS Group will use appropriate security, such as, for example, encryption and passwords, to protect the Moneyline Group's Confidential Information from unauthorized disclosure (internally or externally) and that the use of such security does not give rise to any privacy rights in the communication as between the SAVVIS Group and the Moneyline Group. The Moneyline Group reserves the right to override any security passwords to obtain access to voicemail, email, computer (and software or other applications) and/or computer disks on the Moneyline Group's Internal Systems. This Section only applies to Internal Systems used in conjunction with providing Services to the Moneyline Group and shall not apply to any Systems used or leased by the SAVVIS Group for use by its employees for non-Moneyline Group activities.

         15.09 Legal Action. SAVVIS shall: (i) notify Moneyline promptly of any material unauthorized possession, use, or knowledge, or attempt thereof, of the Moneyline Confidential Information by any person or entity which may become known to such party, (ii) promptly furnish to Moneyline full details of the unauthorized possession, use, or knowledge, or attempt thereof, and use reasonable efforts to assist Moneyline in investigating or preventing the recurrence of any unauthorized possession, use, or knowledge, or attempt thereof, of Moneyline Confidential Information, (iii) use reasonable efforts to cooperate with Moneyline in any litigation and investigation against third parties deemed necessary by Moneyline to protect its proprietary rights, and
(iv) promptly use all reasonable efforts to prevent a recurrence of any such unauthorized possession, use, or knowledge of Moneyline Confidential Information. Moneyline shall: (i) notify SAVVIS promptly of any material unauthorized possession, use, or knowledge, or attempt thereof, of the SAVVIS Confidential Information by any person or entity which may become known to such party, (ii) promptly furnish to SAVVIS full details of the unauthorized possession, use, or knowledge, or attempt thereof, and use reasonable efforts to assist SAVVIS in investigating or preventing the recurrence of any unauthorized possession, use, or knowledge, or attempt thereof, of SAVVIS Confidential Information, (iii) use reasonable efforts to cooperate with SAVVIS in any litigation and investigation against third parties deemed necessary by SAVVIS to protect its proprietary rights, and (iv) promptly use all reasonable efforts to prevent a recurrence of any such unauthorized possession, use, or knowledge of SAVVIS Confidential Information.


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ARTICLE 16.   REPRESENTATIONS AND WARRANTIES

         16.01 By Moneyline. Moneyline represents and warrants that:

              (1) it is a corporation duly incorporated, validly existing, and in good standing under the laws of Delaware.

              (2) it has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement.

              (3) the execution, delivery, and performance of this Agreement have been duly authorized by Moneyline.

              (4) it and its applicable Affiliates shall comply with all applicable Federal, state, local and foreign laws and regulations applicable to Moneyline and shall obtain all applicable permits and licenses required of Moneyline in connection with its obligations under this Agreement.

              (5) it is not subject to (i) any action, cause of action, claim, investigation, demand, notice, order, decree or injunction by any governmental authority or any other person, (ii) any consent decrees or settlements with any governmental authority, or (iii) any indemnity agreement with any third party relating to liability under any applicable laws relating to pollution or the protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata) that would materially adversely affect Moneyline's ability to comply with its obligations under this Agreement.

              (6) it and its applicable Affiliates have all licenses, permits, consents and authorizations to perform the Transitional Services and its obligations with respect to Moneyline Distributor Countries, Call Countries and with respect to Off-Network Countries and shall procure and comply with all licenses, permits, consents and authorizations required in connection with the fulfillment of its obligations under this Agreement.

              (7) it and any applicable Affiliate shall fulfill its obligations hereunder with all due reasonable care and skill and by suitably qualified and trained personnel, and it shall maintain and employ throughout the term of this Agreement a sufficient number of personnel with sufficiently detailed and reasonable knowledge and experience to enable it to perform the Transitional Services and its obligations with respect to Moneyline Distributor Countries, Call Countries and with respect to Off-Network Countries.

         16.02 By SAVVIS. SAVVIS hereby represents and warrants that:

              (1) it and its Affiliates shall operate, maintain and manage the Systems and provide the Services in accordance with the Service Levels and other terms of this Agreement, including all Schedules hereto.

              (2) there are no SAVVIS or SAVVIS Group tariffs on file with the Federal Communications Commission (the "FCC") or any other regulatory body of competent jurisdiction governing the Services, other than those set forth on EXHIBIT L attached hereto with respect to the domestic portion of Services provided in certain countries within the Asia region, which such tariffs are incorporated into the rates and charges of the Services. If, during the term of this Agreement, SAVVIS or a member of the SAVVIS Group shall file a contract-specific tariff governing the Services or any portion thereof, provided if there is a conflict between this Agreement and the Tariff, the Tariff shall prevail, and SAVVIS shall give Moneyline [**] advance written notice of making


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such a tariff filing and of filing any subsequent modifications thereto, or, if the FCC or such other regulatory body requires such tariff filing to be made on less than [**] notice, then SAVVIS shall notify Moneyline as soon as practicable of making such a tariff filing and of filing any subsequent modifications thereto. If, during the Term, there is a material increase in any Tariff, Moneyline and SAVVIS shall negotiate in good faith to resolve the matter, and in the event the parties are unable to do so, Moneyline may, without penalty, terminate the Services impacted by the increased Tariff.

              (3) it and its Affiliates shall fulfill its obligations hereunder with all due reasonable care and skill and by suitably qualified and trained personnel, and it shall maintain and employ throughout the term of this Agreement a sufficient number of personnel with sufficiently detailed and reasonable knowledge and experience to enable it to perform its obligations hereunder.

              (4) it or a member of the SAVVIS Group has all licenses, permits, consents and authorizations to conduct its business as currently conducted and shall procure and comply with all licenses, permits, consents and authorizations required in connection with the fulfillment of its obligations under this Agreement.

              (5) it and its Affiliates shall comply with all applicable laws, codes, regulations (including, without limitation, applicable US regulatory and securities laws and similar laws in all applicable jurisdictions) relating to the fulfillment of its obligations under this Agreement; it has the full power and authority to enter into this Agreement and to perform all of its obligations hereunder.

              (6) this Agreement has been duly and validly executed and delivered by SAVVIS and (assuming this Agreement constitutes a valid and binding obligation of Moneyline) constitutes a valid and binding agreement of SAVVIS, enforceable against SAVVIS in accordance with its terms, subject to applicable bankruptcy, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general principles of equity.

              (7) neither the execution, delivery or performance of this Agreement by SAVVIS, nor compliance by SAVVIS with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the certificate of incorporation or bylaws of SAVVIS, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time) a default (or give rise to any right of termination, cancellation, acceleration, vesting, payment, exercise, suspension, or revocation) under any of the terms, conditions, or provisions of any note, bond, mortgage, deed of trust, security interest, indenture, license, contract, agreement, or other instrument or obligation to which SAVVIS is a party or by which SAVVIS or SAVVIS' properties or assets may be bound or affected, (c) violate any order, writ, injunction, decree status, rule or regulation applicable to SAVVIS or SAVVIS' property or assets, (d) result in the creation of imposition of any encumbrance on any asset of SAVVIS, except as set forth herein, (e) result in the infringement or misappropriation of any intellectual property right of a third party or (f) cause the suspension or revocation of any permit, license, governmental authorization, consent, or approval necessary for SAVVIS to conduct its business as currently conducted.

              (8) there are no actions, suits, hearings, arbitrations, proceedings (public or private) or governmental investigations that have been brought by or against any governmental authority or any other person pending or threatened in writing against SAVVIS that would materially adversely affect SAVVIS' ability to comply with its obligations under this Agreement.

              (9) SAVVIS shall adhere to the security policies as summarized in EXHIBIT N. The parties agree and acknowledge that if SAVVIS fails to materially comply with these security policies, such failure shall be deemed a material breach and shall be subject to termination under Section 18.02 below.


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         16.03 Duty to Disclose. Each party shall disclose in writing to other party anything of which it is aware which constitutes a breach, or with the passage of time or the giving of notice could reasonably be expected to result in a breach of, any of the representations or warranties set forth above as soon as possible after it becomes aware of such breach or potential breach. Further, the breaching party shall cure any such breach of any of these warranties within thirty (30) days of the discovery thereof.

         16.04 DISCLAIMER

         . EXCEPT AS SPECIFIED IN THIS AGREEMENT OR AN EXHIBIT ATTACHED HERETO, NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 17.   DISPUTE RESOLUTION

         17.01 Relationship Managers. Unless otherwise set forth herein, all disputes relating to this Agreement shall initially be referred to the SAVVIS Relationship Manager and the Moneyline Relationship Manager. If the Moneyline Relationship Manager and the SAVVIS Relationship Manager are unable to resolve the dispute within five (5) Business Days after referral of the matter to them, either party may submit the dispute to the Operations Committee for immediate review.

         17.02 Operations Committee. The Operations Committee shall meet and consider disputes brought before it. In the event the Operations Committee is unable to resolve a dispute within five (5) Business Days of the date of the meeting during which such dispute was considered, the Operations Committee may notify the senior management of each party pursuant to Section 17.03 below.

         17.03 Senior Management. Either party may, upon notice and within five
(5) Business Days of receipt of a notice from the Operations Committee request a meeting with senior executives of each of the parties. If the matter cannot be resolved at such meeting, which shall take place within ten (10) Business Days of such notice requesting a meeting of Senior Management, the parties may proceed to arbitration in accordance with Section 17.04 below.

         17.04 Arbitration.

              (1) Any dispute arising out of, or in connection with the interpretation or execution of this Agreement, which shall not be settled by mutual agreement between the parties as set forth in Sections 17.01-.03 above, shall be finally settled in accordance with the J.A.M.S./ENDISPUTE (the "ARBITRATOR") Arbitration Rules and Procedures in effect at the date of the commencement of arbitration, as modified by this Section, by a panel of three
(3) arbitrators. Upon the commencement of a proceeding by either party, the Arbitrator shall provide each party with a list of ten (10) arbitrators qualified to adjudicate such a proceeding. Each party shall select one (1) arbitrator from the list, and the two arbitrators shall mutually select the third from the list. The seat of arbitration shall be New York, New York and the governing law shall be as set forth in Section 24.10 below. Each party shall bear the cost of preparing and presenting its own case and the parties shall evenly split the Arbitrator's costs; provided however, that the prevailing party in any dispute relating to Service Failures shall be entitled to receive, in addition to other damages, costs and fees, reasonable attorneys fees. The arbitration award shall be binding on the parties and shall be entered as a judgment in any court of competent jurisdiction. Each party hereby irrevocably


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consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified herein or in any other manner permitted by law. To the extent that either party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attached prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each party hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

              (2) Notwithstanding anything in the foregoing to the contrary, in the event a party makes a good faith determination that (i) a breach or anticipated breach of this Agreement by the other Party is such that a temporary restraining order or other injunctive relief is reasonable remedy, (ii) to preserve a superior position with respect to other creditors, (iii) to avoid the expiration of any applicable statute of limitations, or (iv) if a party necessary to the arbitration cannot be made a party, and a proceeding is instituted in a court of competent jurisdiction which results in either party having to defend both the arbitration and judicial proceeding or the Arbitrator having to adjudicate a set of facts identical to the judicial proceeding, then either party may at its options elect not to arbitrate, but litigate the issues. Furthermore, no claim may be submitted by a party to arbitration unless it has notified the other party within one (1) year of the date on which the submitting party knew or should have known of the existence of the facts giving rise to such dispute.

ARTICLE 18.   TERMINATION

         18.01 Termination for Change of Control. In the event of a Change of Control of SAVVIS with a Moneyline Competitor, Moneyline may terminate this Agreement upon three (3) month's written notice to SAVVIS. Such termination notice must be received by SAVVIS no later than sixty (60) days from Moneyline's receipt of notice of the Change of Control. For purposes of this Section 18.01, "Change in Control" shall mean (i) the acquisition by a Moneyline Competitor, or Moneyline Competitors acting as a group, of 50% or more of the outstanding voting stock of SAVVIS or its Affiliates, to the extent such Affiliates are providing Services hereunder; (ii) the disposal of all or substantially all of SAVVIS' or its Affiliates', to the extent such Affiliates are providing Services hereunder, assets or business through a sale, lease or otherwise to a Moneyline Competitor; (iii) a change in the board of directors of SAVVIS or its Affiliates, to the extent such Affiliates are providing Services hereunder, such that a Moneyline Competitor controls a majority of the directors after such election; provided, however, that in the event of a Change of Control of an Affiliate of SAVVIS, Moneyline shall only have the right to terminate those Services provided to Moneyline and/or the Moneyline Group by such Affiliate. Notwithstanding the foregoing, provided that Moneyline is current on its payment, SAVVIS shall, at Moneyline's request, continue to provide Services for a transitional period for one (1) year from the date of notice of such termination.

         18.02 Termination for Cause. Subject to the Network Acceptable Use provision which shall have such cure period as long as is provided to SAVVIS by the third party provider (and SAVVIS shall cooperate with Moneyline to remedy the prohibited activity), if either Moneyline or SAVVIS (i) fails to perform any of its material obligations (which includes payment obligations) or (ii) breaches any material representations under this Agreement (except with respect to a Force Majeure Event which shall be governed by Section 11.02 above), and such failure or breach is not cured within thirty (30) days after written notice is given to the defaulting party specifying the nature of the default, the non-defaulting party may terminate the Agreement upon notice to the other party.

         18.03 Partial Termination for Cause. Moneyline shall have the right to terminate all or any segmentable part of any Service in the event of an uncured default as described in Section 18.02 above. In the event of a partial termination, the terms and conditions contained in this Agreement shall continue to apply to the remaining Services provided hereunder, with fees and costs otherwise payable by Moneyline to be appropriately decreased.


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         18.04 Termination for Insolvency. Either party may, by giving the other written notice, terminate this Agreement with immediate effect:

              (1) Except as the result of a breach by such party of its obligations under this Agreement, upon the institution by the other party of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the other party to institution of bankruptcy or insolvency proceedings against it or the filing by the other party of a petition or answer or consent seeking reorganization or release under the U.S. Bankruptcy Code, or any similar applicable Federal, state or foreign law, or the consent by the other party to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official of the other party or any substantial part of its assets , or the making by the other party of an assignment for the benefit of creditors, or the admission in writing by the other party of its inability to pay its debts generally as they become due or the taking of corporate action by the other party in furtherance of any such action; or

              (2) Except as the result of a breach by such party of its obligations under this Agreement, if, within sixty (60) days after the commencement of an action against the other party seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution, or similar relief under any present or future law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the other party stayed, or if the stay of any such order or proceeding shall thereafter be set aside; or if, within thirty (30) days after the appointment without the consent or acquiescence of the other party of any trustee, receiver, or liquidator or similar official of the other party or of all or any substantial part of the assets of the other party, such appointment shall not have been vacated. In the event either party becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or any substantial part of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, then the other party may, by giving notice thereof to such party, terminate this Agreement as of a date specified in such notice of termination.

         18.05 Termination Assistance. SAVVIS and/or members of the SAVVIS Group shall provide the Termination Assistance Services upon the expiration or termination of this Agreement, provided, however, that Moneyline is not in default of Section 23 or any undisputed payment obligation hereunder and continues to make all payments when due. The Termination Assistance Services shall be provided for not less than twelve (12) months after the Effective Date of the expiration or termination, regardless of cause; provided, however, that Moneyline is not in default of Section 23 or any payment obligation hereunder and continues to make all payments when due, unless a lesser period is requested by Moneyline and agreed upon by SAVVIS.

         18.06 Exit Plan. SAVVIS shall, at no additional charge, provide Moneyline with an Exit Plan prior to the commencement of the Termination Assistance Services. Within one (1) month of giving notice of termination or partial termination or three (3) months before the end of the Term, the parties shall establish a mutually agreeable exit plan (the "EXIT PLAN") which shall describe the timescales for the termination of individual Services. SAVVIS shall not increase any charges for Services during the period following delivery of any notice of termination by either party. During this transition period, for the Services that are being terminated, there will be no price reviews or benchmarking.

         18.07 Moneyline's Purchase of Option Equipment. Upon termination of this Agreement under Section 18.01, 18.02, 18.03 or 18.04, Moneyline or its Affiliates shall have the option to purchase CPE, circuits and switches


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(collectively, the "Option Equipment"), in "As-Is" condition, free and clear of all liens, security interests, or other encumbrances, on the terms and at the prices set forth in EXHIBIT M, except, with respect to Section 18.03 above, where the option to purchase shall be limited to the Option Equipment necessary to provide the terminated Services only. SAVVIS hereby agrees that, if Moneyline or its Affiliates exercise such option, SAVVIS or a member of the SAVVIS Group shall sell to Moneyline or its Affiliates the Option Equipment, free and clear of all liens, security interests, or other encumbrances, at the prices set forth in EXHIBIT M.

ARTICLE 19.   INDEMNITIES

         19.01 Indemnity by Moneyline. Moneyline shall indemnify the SAVVIS Group from, and defend the SAVVIS Group against, any liability or expenses (including attorneys' fees and expenses) arising out of or relating to any third party claim (except for (4) below, which shall not be limited to third party claims):

              (1) that the Moneyline Software or an unauthorized modification to the SAVVIS Proprietary Software or SAVVIS Third Party Software, or any other resources or items provided to SAVVIS by Moneyline, Moneyline Group, their respective employees, or agents (for purposes of this Section 19, this shall be construed to mean other than SAVVIS or its agents) infringe upon the proprietary rights of any third party. Moneyline shall be relieved of its obligation to defend, indemnify and hold harmless the indemnitees from any such claim solely to the extent that the alleged infringement results from: (a) a modification of the Moneyline Software by or on behalf of SAVVIS, but only if such modification was not made or authorized by Moneyline; (b) use of the Moneyline Software by SAVVIS other than in accordance with the terms of the Agreement; (c) use of the Moneyline Software by SAVVIS in combination with any other hardware, software or other materials that causes the Moneyline Software to be infringing, but only if such combination was not made or authorized by Moneyline.

              (2) relating to (a) a violation of Federal, state, local, foreign, or other laws or regulations for the protection of persons or members of a protected class or category of persons by Moneyline, its Affiliates, employees, or its agents, or a violation of the Acceptable Use Policy, and (b) sexual discrimination or harassment by Moneyline, its Affiliates, its employees, or its agents, and (c) work-related injury except as may be covered by Moneyline's workers' compensation or death caused by Moneyline, its Affiliates, its employees, or its agents.

              (3) relating to any amounts, including taxes, interest, and penalties, assessed against SAVVIS which are the obligations of Moneyline pursuant to this Agreement.

              (4) relating to tangible personal or property damage or personal injury resulting from Moneyline's, Moneyline Group, or their agents', subcontractors', or representatives' negligent acts or omissions or willful misconduct;

              (5) relating to any duties or obligations of Moneyline, its employees, or agents of Moneyline with respect to Transitional Services or Moneyline's licensing in the Distributor Countries and/or Call Countries accruing after the Effective Date to any third party or any subcontractor of Moneyline;

              (6) relating to the inaccuracy or untruthfulness of any representation or warranty made by Moneyline under this Agreement.

         19.02 Indemnity by SAVVIS. SAVVIS shall indemnify the Moneyline Group from, and defend the Moneyline Group against, any liability or expenses (including attorneys' fees and expenses) arising out of or relating to any third



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party claim (including without limitation, for the avoidance of doubt, any
Moneyline Distributor) (except for (4) below, which shall not be limited to third party claims):

              (1) that the Network Services, the SAVVIS Proprietary Software, the Systems, or any modifications to Moneyline Software performed by SAVVIS, its employees, or agents of SAVVIS or any other resources or items provided to Moneyline by SAVVIS, its employees, or agents of SAVVIS infringe upon the proprietary rights of any third party. SAVVIS shall be relieved of its obligation to defend, indemnify and hold harmless the indemnitees from any such claim solely to the extent that the alleged infringement results from: (a) a modification of the Services, SAVVIS Proprietary Software, the Systems by or on behalf of Moneyline, but only if such modification was not made or authorized by SAVVIS; (b) use of the Services, SAVVIS Proprietary Software, the Systems by Moneyline other than in accordance with the terms of the Agreement; (c) use of the Services, SAVVIS Proprietary Software, the Systems by Moneyline in combination with any other hardware, software or other materials that causes the Services, SAVVIS Proprietary Software, the Systems to be infringing, but only if such combination was not made or authorized by SAVVIS.

              (2) relating to (a) a violation of Federal, state, local, or foreign, or other laws or regulations for the protection of persons or members of a protected class or category of persons by any member of the SAVVIS Group, its employees, or approved agents of SAVVIS, (b) sexual discrimination or harassment by any member of the SAVVIS Group, its employees, or approved agents of SAVVIS, and (c) work-related injury except as may be covered by SAVVIS' workers' compensation or death caused by any member of the SAVVIS Group, its employees, or approved agents of SAVVIS.

              (3) relating to any amounts including taxes, interest, and penalties assessed against Moneyline which are obligations of SAVVIS pursuant to this Agreement.

              (4) relating to tangible personal or property damage or personal injury resulting from the SAVVIS Group's or agents' of SAVVIS negligent acts or omissions or willful misconduct.

              (5) relating to any duties or obligations of SAVVIS, its employees, or agents of SAVVIS relating to the Services accruing after the Effective Date to any third party or any subcontractor of SAVVIS.

              (6) relating to the inaccuracy or untruthfulness of any representation or warranty made by SAVVIS under this Agreement.

              (7) relating to SAVVIS' noncompliance with legal or regulatory requirements applicable to the Services provided by SAVVIS hereunder.

         19.03 Indemnification Procedures. If any claim is commenced against an indemnified party, notice thereof shall be given to the indemnifying party as promptly as practicable. The indemnifying party shall immediately take control of the defense and investigation of such claim and shall employ and engage attorneys of its choice to handle and defend the same, at the indemnifying party's sole cost and expense. The indemnified party shall cooperate in all reasonable respects with the indemnifying party and its attorneys in the investigation, trial, and defense of such claim and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial, and defense of such claim and any appeal arising therefrom. No settlement of a claim that involves a remedy that would materially or adversely affect the rights of the other party shall be entered into without the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed. After notice by the indemnifying party to the indemnified party of its election to assume full control of the defense of any such claim within seven (7) days, the indemnifying party shall not be liable to the


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indemnified party for any legal expenses incurred thereafter by such indemnified party in connection with the defense of that claim. If the indemnifying party does not assume full control over the defense of a claim subject to such defense as provided in this Section 19.03, the indemnifying party may participate in such defense, at its sole cost and expense, and the indemnified party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the indemnifying party.

ARTICLE 20.   DAMAGES

         20.01 CONSEQUENTIAL DAMAGES. NEITHER MONEYLINE NOR SAVVIS SHALL BE LIABLE FOR, NOR WILL THE MEASURE OF DAMAGES INCLUDE, ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION AMOUNTS FOR LOSS OF INCOME, PROFITS, OR SAVINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PRODUCTS AND/OR SERVICES PROVIDED AND PERFORMANCE AND/OR NON-PERFORMANCE HEREUNDER; PROVIDED HOWEVER THAT THE FOREGOING SHALL NOT APPLY TO (I) INDEMNIFICATION CLAIMS UNDER SECTION 19 ABOVE,
(II) A BREACH OF THE CONFIDENTIALITY PROVISIONS CONTAINED IN SECTION 15 ABOVE, OR (III) LIABILITY RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY. FOR THE AVOIDANCE OF DOUBT SERVICE CREDITS AND ALL AMOUNTS RECEIVED UNDER THE INDEMNIFICATION PROVISION SHALL BE DEEMED TO BE DIRECT DAMAGES.

         20.02 Service Credits. In the event of any Service Failure, Moneyline shall be entitled to receive the Service Credits and remedies set forth on Exhibit C attached hereto. For the avoidance of doubt, Moneyline shall be entitled to all damages, regardless of form, that are awarded by a court or arbitrator of competent jurisdiction.

         20.03 LIMITATION. UNLESS OTHERWISE PROHIBITED BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES' TOTAL CUMULATIVE LIABILITY TO THE OTHER PARTY OR ITS AFFILIATES ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE SERVICES AND/OR PRODUCTS PROVIDED HEREUNDER, FOR ALL CAUSES OF ACTION OF ANY KIND AND FOR ANY MONETARY RELIEF, INCLUDING WITHOUT LIMITATION, DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, AMOUNTS FOR LOSS OF INCOME, PROFITS, OR SAVINGS, EXCEED [**]; PROVIDED HOWEVER, THAT THE FOREGOING SHALL NOT APPLY TO OR LIMIT THE SERVICE CREDITS.

ARTICLE 21.   INSURANCE

         21.01 Insurance. During the Term, SAVVIS shall maintain at its own expense insurance of the type and in the amounts specified below:

              (1) Employers Liability - [**];

              (2) Comprehensive General Liability - [**];

              (3) Automobile Liability - [**];

              (4) Commercial Property Insurance covering Equipment and Business;


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              (5) Personal Property of SAVVIS for Special Causes of Loss on a
Replacement Cost basis;

              (6) Internet Provider or comparable Professional Liability in an amount not less than [**]; and

              (7) Umbrella Coverage - [**].

              (8) SAVVIS shall require all subcontractors performing Services hereunder to carry insurance commensurate with industry standards.

         21.02 Insurance Documentation. Upon request by Moneyline SAVVIS shall furnish to Moneyline certificates of insurance or other appropriate documentation and evidence of renewal of insurance) evidencing all coverage referenced above and naming Moneyline as an additional insured for Commercial General Liability and Umbrella policies only. Such certificates or other documentation will include a provision whereby not less than [**] (for non-payment of premium, the statutorily limit of ten (10) days notice) must be received by Moneyline prior to coverage cancellation of the coverage by either SAVVIS or its subcontractors or the applicable insurer, or promptly after such party learns of such cancellation or alteration, whichever is lesser. Such cancellation or alteration shall not relieve SAVVIS of its continuing obligation to maintain insurance coverage in accordance with this Section 21.

ARTICLE 22.   TRANSITIONAL SERVICES

         22.01 Transitional Services. Until December 31, 2002 (or such time as the Relevant Employees are transferred to SAVVIS) or a mutually agreed upon date, Moneyline or its Affiliates shall provide to SAVVIS or the SAVVIS Group certain administrative, operational and technical services set forth below consistent with the services provided for the eleven (11) months prior to the Effective Date (the "TRANSITIONAL SERVICES"), which are reasonably necessary for SAVVIS to continue the Services to Moneyline and Moneyline Customers. SAVVIS shall pay for the reasonable and actual costs that Moneyline or a member of the Moneyline Group incurs to provide such Transitional Services, provided, however, that Moneyline shall not charge SAVVIS any more than it is currently charging for such Services. SAVVIS will use its commercially reasonable efforts to terminate each such Transitional Service as promptly as possible after the date hereof. After December 31, 2002, Moneyline and its Affiliates shall no longer be required to provide any such Transitional Services to SAVVIS, unless otherwise mutually agreed upon by the parties. The Transitional Services shall be:

              (1) Field and Technical Services;

              (2) CDEV/Customer Order Services;

              (3) Facilities; and

              (4) General Administrative Services.

         22.02 Additional Transitional Services. From time to time after the Effective Date, the parties hereto may identify additional Transitional Services that, upon the mutual agreement of the parties hereto, Moneyline shall provide to SAVVIS in accordance with the terms of this Agreement ("ADDITIONAL TRANSITIONAL SERVICES") and shall constitute Transitional Services under this Agreement. The parties shall create a Schedule for each such Additional Transitional Service setting forth a description of such service, the time period during which it will be provided, the charge, if any, and any other terms
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         22.03 SAVVIS to Provide Access. SAVVIS shall provide Moneyline and its
Affiliates with all reasonable assistance (including, without limitation, the provision of access to and, where relevant, rights to use the SAVVIS facilities, personnel, computer systems, software, databases, data, know-how and other information) as is reasonably necessary to enable Moneyline and its Affiliates to provide the Transitional Services in accordance with the terms of this Agreement.

         22.04 Reasonable Care and Skill. Moneyline and its Affiliates will perform the Transitional Services with reasonable skill and care and in a workmanlike manner and will use reasonable efforts to restore Transitional Services in the case of failure.

         22.05 Subcontractors. SAVVIS shall have the right to approve or reject all subcontractors proposed by Moneyline to provide Services (the "MONEYLINE SUBCONTRACTORS"), which decision shall not be unreasonably withheld, delayed or conditioned. Moneyline shall consult with SAVVIS about proposed Subcontractors reasonably early in the process of considering such proposed Subcontractors. SAVVIS' consent with respect to any subcontracting shall not relieve Moneyline of its responsibility for the performance of any of its obligations under this Agreement or constitute SAVVIS' consent to further subcontracting. Notwithstanding the foregoing, SAVVIS has approved and accepted the Moneyline Subcontractors who are in use as of the Effective Date, which such Subcontractors are identified in EXHIBIT J.

         22.06 Termination of Individual Services. Upon SAVVIS' obtaining the technical capability and organizational resources to provide to itself any Transitional Service, SAVVIS shall notify Moneyline, as soon as practicable, terminating such Transitional Service. Such termination shall be effective upon [**] written notice from SAVVIS.

ARTICLE 23.   ACCEPTABLE USE

         23.01 Lawful Purposes. SAVVIS' network may only be used for lawful purposes. SAVVIS reserves the right to, from time to time, monitor Moneyline Group and Moneyline Customer's activity for network utilization purposes only and not for data content. However, if required by law, SAVVIS may monitor the Moneyline Group or Moneyline Customer's content for the limited purpose of complying with Moneyline requests or a judicial order, provided that SAVVIS will give notice to Moneyline of such monitoring unless the judicial order restricts such notice. Any monitoring by SAVVIS is subject to the confidentiality provision set forth in Section 15 of this Agreement.

         23.02 Public Networks. The remainder of this Section 23 shall only apply to the Moneyline Group or Moneyline Customer traffic that traverse public networks. To the extent that Moneyline Group or Moneyline Customer traffic traverse only a private network, the remainder of this Section shall not apply to such traffic. The transmission of any material in violation of any Federal, State, or other applicable law or regulation is prohibited. This includes, but is not limited to, copyrighted material, material legally judged to be threatening or obscene, material protected by trade secret or material that is otherwise deemed to be proprietary or judged by SAVVIS to be inappropriate or improper such as unsolicited e-mail messages. SAVVIS has zero tolerance for unsolicited e-mail messages and reserves the right to immediately suspend or terminate the Services or Agreement in the event that SAVVIS becomes aware that Moneyline Group or Moneyline Customer or persons making use of the Services (i) are using the SAVVIS network for the distribution of unsolicited e-mail messages, or (ii) is otherwise in breach of this Section. Notwithstanding the foregoing, any indirect or attempted violations of this Section or SAVVIS' Acceptable Use Policy located on its website, or actual or attempted violations by a third party on behalf of Moneyline or its end user, shall be considered a violation of the Agreement by Moneyline. SAVVIS provided facilities, Services may not be used to send unsolicited commercial e-mails, nor may SAVVIS facilities, Services be used to host any web site or other network resource which is advertised directly or indirectly through unsolicited commercial



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e-mail. SAVVIS considers complaints by recipients of emails to be evidence that the recipient did not "opt-in" or otherwise ask to receive the email(s) about which a complaint was generated.

ARTICLE 24.   MISCELLANEOUS PROVISIONS

         24.01 Assignment. Neither party shall assign, by operation of law or otherwise, this Agreement or any rights or obligations hereunder, in whole or in part, without the other party's prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed. This Agreement shall be binding on the parties and their respective successors and permitted assigns. Any assignment in violation of this Section 24.01 shall be void. Each party covenants that if it sells all (or substantially all) of its assets to a third party or any Affiliate, it shall assign this Agreement to the purchaser of its assets in such sale, subject to the non-selling party's consent as provided for herein. Promptly upon execution of this Agreement, Moneyline shall deliver to General Electric Capital Corporation ("GECC") a consent to assignment of this Agreement by SAVVIS to GECC as collateral only, and not for the purposes of assigning SAVVIS' obligations hereunder, in form and substance acceptable to the parties and GECC.

         24.02 Notices. Except as otherwise specified in this Agreement, all notices, requests, consents, approvals, and other communications required or permitted under this Agreement shall be in writing and shall be sent by telecopy to the telecopy number specified below (to be confirmed by a telecopy receipt). A copy of any such notice shall also be sent by registered express mail or courier with the capacity to verify receipt of delivery on the date such notice is transmitted by telecopy to the address specified below:

In the case of Moneyline:

President and Chief Operating Officer
233 Broadway, 23rd Floor
New York, NY 10279
Fax:  212-553-2598

With a copy to:

General Counsel
Moneyline Telerate
233 Broadway, 23rd Floor
New York, NY 10279
Fax:  212-553-9698

In the case of SAVVIS:

SAVVIS Communications Corporation
12851 Worldgate Drive
Herndon, Virginia  20170
Fax:  (703) 234-8374
Attention:  General Counsel


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With a copy to:

SAVVIS Communications Corporation
12851 Worldgate Drive
Herndon, Virginia  20170
Fax:  (703) 234-8374
Attention: Executive Vice President for Strategic Development and Business Planning

Either party may change its address or telecopy number for notification purposes by giving the other party notice of the new address or telecopy number and the date upon which it will become effective.

         24.03 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one single agreement between the parties.

         24.04 Relationship. The parties do not intend to create an independent contractor relationship and nothing contained in this Agreement shall be construed to make either SAVVIS or Moneyline partners, joint venturers, principals, agents, or employees of the other. No officer, director, employee, agent, Affiliate, or contractor retained by SAVVIS to perform work on Moneyline's behalf hereunder shall be deemed to be an employee, agent, or contractor of Moneyline. Neither party shall have any right, power, or authority, express or implied, to bind the other. Each party is relying upon the other party's skills and experience in the performance of its obligations under this Agreement, the performing party alone shall be responsible for determining the method, details, and means of performing such obligations. Each party is solely responsible for payment of all income, disability, withholding, and other employment taxes, as well as all medical benefit premiums, vacation pay, sick pay, or other fringe benefits resulting from its retention of any such officers, directors, employees, agents, or contractors.

         24.05 Severability. If any provision of this Agreement (other than a term or provision relating to any payment obligation) is held by a court of competent jurisdiction to be contrary to law, then the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each such provision of this Agreement shall be valid and enforceable to the extent granted by law.

         24.06 Waiver. No delay or omission by either party to exercise any right or power it has under this Agreement shall impair or be construed as a waiver of such right or power. A waiver by any party of any breach or covenant shall not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be in writing and signed by the party waiving its rights.

         24.07 Publicity and Marks. Neither party shall use the other party's name or refer to the other party directly or indirectly in any media release, public announcement, or public disclosure relating to this Agreement or its subject matter (except as required by applicable law), including in any promotional or marketing materials, customer lists or business presentations without the prior written consent from the other party for each such use or release. Neither party may use any trademark or service mark of the other party without that party's consent, which shall be given in its sole discretion.

         24.08 Entire Agreement. This Agreement is the entire agreement between the parties with respect to its subject matter, and there are no other representations, understandings, or agreements between the parties relative to such subject matter.

         24.09 Amendments. No amendment to, or change, waiver, or discharge of, any provision of this Agreement shall be valid unless in writing and signed by an authorized representative of the party against which such amendment, change, waiver, or discharge is sought to be enforced.


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         24.10 Governing Law. This Agreement shall be interpreted in accordance with and governed by the laws of the state New York, without giving effect to the conflict of law principals thereof.

         24.11 Survival. The terms of Sections 1, 8.04, 8.05, 10.01, 10.02,
10.03, 12.01, 12.02, 12.03, 12.04, 12.05, 12.07(2), 12.07 (5) for the year prior to termination only, 12.08, 12.09, 13.01, Article 14, Article 15, 16.04, 17.04,
18.05, 18.06, 18.07, Article 19, Article 20, Article 24, and Exhibit M shall survive the expiration or termination of this Agreement in whole or in part for any reason.

         24.12 Third Party Beneficiaries. Except as specifically provided herein, including, without limitation, with respect to GECC as set forth in
Section 24.01, each party intends that this Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person or entity other than the Moneyline Group or SAVVIS.

         24.13 Acknowledgment. Moneyline and SAVVIS each acknowledge that the limitations and exclusions contained in this Agreement have been the subject of active and complete negotiation between the parties and represent the parties' agreement based upon the level of risk to Moneyline and SAVVIS associated with their respective obligations under this Agreement and the payments to be made to SAVVIS and credits to be issued to Moneyline pursuant to this Agreement. The parties agree that the terms and conditions of this Agreement shall not be construed in favor of or against any party by reason of the extent to which any party or its professional advisors participated in the preparation of this Agreement.

         24.14 Covenant of Further Assurances. Moneyline and SAVVIS covenant and agree that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of Moneyline and SAVVIS will execute and deliver any further legal instruments and perform any acts which are or may become necessary to effectuate the purposes of this Agreement.

         24.15 Headers

         The use of the terms "Articles" and "Sections" contained herein shall be interchangeable.

                            {signature page follows}

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


IN WITNESS WHEREOF, each of Moneyline and SAVVIS have each caused this Agreement to be signed and delivered by its duly authorized representative.

MONEYLINE TELERATE                             SAVVIS COMMUNICATIONS CORPORATION



By:  /s/ Alex Russo                            By:     /s/ Matthew Fanning
---------------------------                    ---------------------------------
Name: Alex Russo                               Name:   Matthew Fanning

Title:   Executive Vice President of           Title: Executive Vice President -
         Corporate Development                        Strategic Development
         & General Counsel


MONEYLINE TELERATE INTERNATIONAL


By: /s/ Alex Russo
-----------------------------
Name: Alex Russo

Title: Executive Vice President of Corporate
       Development & General Counsel

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

                                   EXHIBIT A-1

                   INSTALLATION COORDINATION AND FIELD SERVICE

1. DEFINITIONS. CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED IN THIS EXHIBIT A-1 HAVE THE MEANINGS OR INTERPRETATIONS PROVIDED IN THE AGREEMENT.

         (A) Work Order means a request by Moneyline for work submitted into the SAVVIS system.

         (B) Trouble Ticket means a reported Service problem entered into the CRM system by the Help Desk, Tech Ops, or any other member of either party's service organization.

         (C) CRM means a customer relations management system that allows for integration of all generally available information generated with respect to customer-related activities, including order entry and order provisioning, regardless of whether this system is the current CRM system or a successor system.

2. INSTALLATION COORDINATION SERVICES (A/K/A "CDev" or "CSS"). SAVVIS OR THE APPLICABLE MEMBER OF THE SAVVIS GROUP WILL PROVIDE THE FOLLOWING SERVICES TO THE MONEYLINE GROUP (THE "INSTALLATION COORDINATION SERVICES"):

         (A) SAVVIS shall coordinate with Moneyline Group clients so as to arrange for SAVVIS installation, moves, adds, deletes and changes of the applicable Moneyline Group products, including the ordering of all necessary equipment, software and communications lines.

         (B) SAVVIS shall provide Installation Coordination Services on a 24/7/365 basis, but Services requested after normal business hours may be subject to additional costs, as set forth on Exhibit B, and provided that weekend installations shall require 5 days notice.

3. FIELD SERVICE. SAVVIS, THE APPLICABLE MEMBER OF THE SAVVIS GROUP OR AN APPROVED THIRD PARTY DESIGNEE WILL PROVIDE THE FOLLOWING SERVICES TO THE MONEYLINE GROUP (THE "FIELD SERVICE"):

         (A) scheduling and implementation of on-site technical support (excluding any maintenance for Network Equipment) in response to Work Orders including installations, moves and change requests;

         (B) scheduling and implementation of any applicable client on-site maintenance related to Network Services and Moneyline's market data products and services supported by SAVVIS;

         (C) resolving Trouble Tickets on a timely basis in accordance with the escalation procedures set for in the [Help Desk] Schedule.

         (D) SAVVIS shall provide Field Service on a 24/7/365 basis, provided that Services requested outside of normal business hours may be subject to additional costs, as set forth on Exhibit B.



                                 Exhibit A-1-1

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


4. WORK ORDER PROCESS. ALL WORK ORDERS SHALL BE PROCESSED IN ACCORDANCE WITH THE FOLLOWING PROCEDURE:

         (A) A member of the Moneyline Group enters a Work Order request into CRM.

         (B) SAVVIS Installation Coordination receives the Work Order directly from CRM and verifies that the Work Order is complete. SAVVIS or the applicable member of the SAVVIS Group shall confirm receipt and shall approve Moneyline's Work Order request or shall, in the initial response back to Moneyline, detail specifically all clarifications which are reasonably apparent for approval within two (2) Business Days. Should resubmission of a specific request be required by SAVVIS or the applicable member of the SAVVIS Group, SAVVIS or the applicable member of the SAVVIS Group shall again respond to Moneyline within two (2) Business Days according to the process above. SAVVIS or the applicable member of the SAVVIS Group shall implement the installation, move, add, delete and/or change on the date requested by Moneyline.

         (C) SAVVIS processes the Moneyline Work Order request to automated Connectivity Work Plan (CWP).

         (D) SAVVIS obtains all relevant telephone demarcation information from the Moneyline Group customer, using contact names provided by the applicable member of the Moneyline Group.

         (E) SAVVIS Logistics & Integration prepares or acquires (at Moneyline's request) site equipment for shipment to Moneyline Site. For the avoidance of doubt, preparation includes cabling, IAD and modem for diagnostics.

         (F) SAVVIS Installation Coordination confirms receipt of equipment at client site.

         (G) SAVVIS technicians complete installation of IAD and servers, including testing, in a single visit.

         (H) SAVVIS ensures desktop application installation, workstation connectivity to server, and LAN troubleshooting.

         (I) Service Level Agreements (SLA) for the Services included in this Exhibit are as set forth in Exhibit C.

5.       [**]  REPORTS.

         [**]


                                 Exhibit A-1-2

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

                                   EXHIBIT A-2

                                    HELP DESK

1. DEFINITIONS. CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED IN THIS EXHIBIT A-2 HAVE THE MEANINGS OR INTERPRETATIONS PROVIDED IN THE AGREEMENT.

         (A) Work Order means a request by Moneyline for work submitted into the SAVVIS system.

         (B) Trouble Ticket means a reported Service problem entered into the CRM system by the Help Desk, Tech Ops, or any other member of either party's service organization.

         (C) CRM means a customer relations management system that allows for integration of all generally available information generated with respect to customer-related activities, including order entry and order provisioning, regardless of whether this system is the current CRM system or a successor system.

2. DISTRIBUTION AND CONNECTIVITY MANAGEMENT. SAVVIS OR THE APPLICABLE MEMBER OF THE SAVVIS GROUP WILL PROVIDE THE FOLLOWING SERVICES TO THE MONEYLINE GROUP ("DISTRIBUTION AND CONNECTIVITY MANAGEMENT SERVICES"):

         (A) the scheduled and prior notified distribution to the applicable Moneyline client of all Bug Fixes and maintenance releases of server and workstation software, in object code format provided by Moneyline from time to time by SAVVIS.

         (B) monitoring the connectivity of Moneyline clients to the SAVVIS network including without limitation, issues relating to circuits and servers, and monitoring the server activities listed in
               Schedule 1, by using the monitoring software and tools provided by Moneyline or SAVVIS.

         (C) logging, prioritizing and resolving issues related to Moneyline clients' circuits and servers.

         (D)   participating in an issue resolution procedures as described in
               Schedule 2.

3.       CUSTOMER SUPPORT.

         (A) SAVVIS or the applicable member of the SAVVIS Group will provide the following services to the Moneyline Group ("CUSTOMER SUPPORT SERVICES"):

               (i)   respond to and log in CRM, all client technical calls.

               (ii) promptly trouble shoot and solve issues on-line whenever possible, or follow escalation procedures in accordance with Schedule 2.

               (iii) refer to Moneyline's Help Desk client queries regarding product functionality and content.

               (iv) both parties shall escalate content/core issues on a coordinated basis directly to [**] in accordance with the escalation procedures in Schedule 2.



                                 Exhibit A-2-1

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


         (B) Customer Support Services metrics relating to Moneyline Group clients will in no event be less than the level set forth on Exhibit C to the Agreement, including without limitation, for calls abandoned, average abandon time, daily average abandoned, and average speed of call answer.

         (C) SAVVIS shall dispatch an available field technician in the event that the designated representative of Moneyline requests such client dispatch.

4.       [**]








                                 Exhibit A-2-2

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


                            SCHEDULE 1 TO EXHIBIT A-2

o TCP user threhold (49), including number of user connected
o Process Monitor (monitors number of proprietary and OS-related processes)
o BST connection status
o Available Disk Space Threshold
o Heartbeat Status
o CPU Utilization Threshold
o Memory Committed by the System








                                 Exhibit A-2-3

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

                            SCHEDULE 2 TO EXHIBIT A-2

5.       LEVEL I ESCALATION FOR NETWORK ISSUES

         (A) Issue identified by proactive event monitoring, or user calls Technical Call Center.

         (B) Level I support technician logs call, provides caller with a CRM tracking number and begins resolving the Trouble Ticket.

         (C) After a maximum period of 30 minutes, if the Trouble Ticket is unresolved, SAVVIS shall escalate to Technical Account Manager, where the Case may remain for up to a maximum of two (2) hours, and to the SAVVIS Shift Manager.

         (D) Escalation is initiated by recording the workgroup and agent name of the escalation point in the CRM Case, which routes the case to the in-box of the escalation point employee and the escalation point group management. A record is made of the time of each escalation, the escalating agent and the escalation point.

               For carrier issues: SAVVIS shall have up to 30 minutes to open a ticket with the carrier, and push for resolution by escalating each hour with the carrier operations center.

         (E) SAVVIS shall at its sole discretion dispatch a field engineer as necessary.

         (F) If after a maximum period of 2 hours from escalation to the TAM, the Trouble Ticket is unresolved, it shall be escalated to the Technical Analysis Center (TAC) group, and to the Director of the Technical Call Center.

         (G) The Level I support technician shall keep the client and/or Moneyline informed of the status of the Trouble Ticket including the level to which the Trouble Ticket has been escalated and the ultimate resolution of the Trouble Ticket. Technicians and Engineers providing assistance for resolution shall provide updates to the originating support technician to provide timely, accurate and thorough updates.

         (H) After a period of 24 hours after resolution of the Trouble Ticket, the Level I support technician will verify with the client and/or Moneyline that the Trouble Ticket has been resolved and therefore will be closed

6.       LEVEL II (SEVERE) ESCALATION FOR NETWORK ISSUES

         (A) Issue identified by proactive event monitoring, or user calls Technical Call Center.

         (B) Level I support technician logs call, provides caller with a CRM tracking number and begins resolving the Trouble Ticket.

         (C) After a maximum period of 30 minutes, if the Trouble Ticket is unresolved, SAVVIS shall escalate to Technical Analysis Center
               (TAC), and to the SAVVIS Shift Manager and to the Director of the Technical Call Center.

         (D) Escalation is initiated by recording the workgroup and agent name of the escalation point in the CRM Case, which routes the case to the in-box of the escalation point employee and the escalation point group management. A record is made of the time of each escalation, the escalating agent and the escalation point.



                                 Exhibit A-2-4

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


         For carrier issues: SAVVIS shall have up to 30 minutes to open a ticket with the carrier, and push for resolution by escalating each hour with the carrier operations center.

         (E) SAVVIS shall at its sole discretion dispatch a field engineer as necessary.

         (F) Technical Analysis Center (TAC) group shall, at any time, escalate the Case to Engineering and to the Vice President, Client Services, where the Case shall remain until resolved.

         (G) The Level I support technician shall keep the client and/or Moneyline informed of the status of the Trouble Ticket including the level to which the Trouble Ticket has been escalated and the ultimate resolution of the Trouble Ticket. Technicians and Engineers providing assistance for resolution shall provide updates to the originating support technician to provide timely, accurate and thorough updates.

         (H) After a period of 24 hours after resolution of the Trouble Ticket, the Level I support technician (a/k/a CSR) will verify with the client and/or Moneyline that the Trouble Ticket has been resolved and therefore will be closed.

7.       LEVEL III (CATASTROPHIC) ESCALATION FOR NETWORK ISSUES

         (A) SAVVIS identifies or receives notification from user or Moneyline of catastrophic event.

         (B) Level I support technician logs call and provides call with CRM number for tracking.

         (C) Immediate escalation to SAVVIS VP Engineering, VP Operations and VP Client Services. Status reports provided to Level I support technician every 30 minutes, and log updated in CRM until issue is resolved.

         (D) After 30 minutes unresolved, SAVVIS VP Client Services or VP Operations to notify Moneyline Regional Data Content Manager and Global VP Content and VP Regional Network & Operations and SVP Global Network & Operations. Similarly, SAVVIS VP Client Services/VP Operations escalates to SAVVIS Regional SVP. (Both parties to maintain an accurate list of contact information for all key named individuals for 24 hour access.)

         (E) After 2 hours unresolved, SAVVIS must submit a plan and schedule of problem resolution to include hourly written updates until resolved. Once resolved, SAVVIS will conduct a post-mortem conference call to review written analysis of what were the root causes, what actions were taken, and what will be done in the future to avoid repeat.



                                 Exhibit A-2-5

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


NETWORK: ESCALATION PROCEDURE

         Escalation times are maximum time frames for resolution. Any agent in any organization shall escalate as soon as he/she determines additional intervention is required.



-----------------------------------------------------------------------------------------------------------------
                                                                      Escalated to Technical & Management at
                                                                                    same time
-----------------------------------------------------------------------------------------------------------------
                                                 INITIAL &
                                                 ONGOING
                          DEFINITION             CONTACT            TECHNICAL              MANAGEMENT
-----------------------------------------------------------------------------------------------------------------
Level I Escalation        Affects small          Level I support    TAM (2 hours)          Shift Manager
Up to 30 minutes          number of user         technician (30     -- TAC (to            -- Director
at this Level             base with              minutes)           resolution)           -- VP Client
before next               loss of                                   -- Engineering        Services
escalation.               redundancy.                               (to resolution)
-----------------------------------------------------------------------------------------------------------------
Level II Escalation       Site down hard         Level I support    TAC                   Director
(Severe):  Up to 2                               technician (30     -- Engineering        -- VP Client
hours at this Level                              minutes)           (to resolution)       Services
before next
escalation
-----------------------------------------------------------------------------------------------------------------
Level III                 Network event          Level I support    Engineering           VP, Client Services
Escalation                that affects entire    technician
(Catastrophic):           user base.             (immediate)
Resolution
completed at this
Level.
-----------------------------------------------------------------------------------------------------------------

TECHNICAL: ESCALATION PROCEDURE

         Escalation times are maximum time frames for resolution. Any agent in any organization shall escalate as soon as he/she determines additional intervention is required.

8.       LEVEL I ESCALATION FOR TECHNICAL ISSUES

         (A)   User calls Technical Call Center.

         (B) Level I support technician logs call, provides caller with a Trouble Ticket number and begins resolving the Trouble Ticket. If the user is calling about a Level I content, as listed below, or limited data, bit map, data filter or individual site permissioning access problem, the call is escalated to Moneyline Help Desk who will escalate such problems to [**] Help Desk as appropriate but, which procedure is not reflected in this exhibit. If the issue is believed to be a technical issue including Servers, Workstations, Entire Sources of Content and Central Systems, it remains with SAVVIS Level I.

         (C) After 30 minutes, if the Trouble Ticket is unresolved, SAVVIS shall make reasonable commercial efforts to direct second level escalation to [**] Help Desk subject to Moneyline has the sole responsibility to insure that [**] accepts Technical escalations from SAVVIS; provided however that in the event of any such escalation to Moneyline, Moneyline shall, with the cooperation of SAVVIS, be responsible for all resolution in relation to such Trouble Ticket thereafter


                                 Exhibit A-2-6

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


         (D) SAVVIS shall at its sole discretion dispatch a field engineer to the client site as necessary.

         (E) The Level I support technician shall keep the client informed of the status of the Trouble Ticket including the level to which the Trouble Ticket has been escalated and the ultimate resolution of the Trouble Ticket.

         (F) Within 24 hours of the resolution of the Trouble Ticket, the Level I support technician will verify with the client that the Trouble Ticket has been resolved and therefore will be closed.

9.       LEVEL II (SEVERE) ESCALATION FOR TECHNICAL ISSUES

         (A) Issue identified by proactive event monitoring, or user calls Technical Call Center.

         (B) Level I support technician logs call, provides caller with a CRM tracking number and escalates . If the call is a Severe bit map, data filter or permissioning access problem, the call is escalated to Moneyline Help Desk who will escalate such problems to [**]Help Desk as appropriate but, which procedure is not reflected in this exhibit. If the issue is believed to be a technical issue including Servers, Workstations, Entire Sources of Content and Central Systems, it remains with SAVVIS Level I who will also notify the Moneyline Help Desk, the SAVVIS Shift Manager, and the SAVVIS Director, Technical Call Center.

         (C) After 30 minutes, if the Trouble Ticket is unresolved, SAVVIS shall make reasonable commercial efforts to direct second level escalation to [**] Help Desk subject to Moneyline has the sole responsibility to insure that [**] accepts Technical escalations from SAVVIS; provided however that in the event of any such escalation to Moneyline, Moneyline shall, with the cooperation of SAVVIS, be responsible for all resolution in relation to such Trouble Ticket thereafter.

10.      LEVEL III (CATASTROPHIC) ESCALATION FOR TECHNICAL ISSUES

         (A) Issue identified by proactive event monitoring, or user calls Technical Call Center.

         (B) Level I support technician logs call, provides caller with a CRM tracking number and escalates. If the call is a Severe bit map, data filter or permissioning access problem, the call is escalated to Moneyline Help Desk who will escalate such problems to [**] Help Desk as appropriate but, which procedure is not reflected in this exhibit. If the issue is believed to be a technical issue including Servers, Workstations, Entire Sources of Content and Central Systems, it remains with SAVVIS Level I who will also notify the Moneyline Help Desk, the SAVVIS Shift Manager, and the SAVVIS Director, Technical Call Center.

         (C) Level I support technician works on problem for maximum of 5 minutes.

         (D) After 5 minutes, if the Trouble Ticket is unresolved, SAVVIS shall make reasonable commercial efforts to direct second level escalation to [**] Help Desk subject to Moneyline has the sole responsibility to insure that [**] accepts Technical escalations from SAVVIS; provided however that in the event of any such escalation to Moneyline, Moneyline shall, with the cooperation of SAVVIS, be responsible for all resolution in relation to such Trouble Ticket thereafter.


                                 Exhibit A-2-7

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


         (E) The Level I support technician shall keep the client informed of the status of the Trouble Ticket including the level to which the Trouble Ticket has been escalated and the ultimate resolution of the Trouble Ticket.

         (F) After a period of 24 hours after resolution of the Trouble Ticket, the Level I support technician will verify with the client and/or Moneyline that the Trouble Ticket has been resolved and therefore will be closed.

         (G) After 5 minutes, problem escalates to SAVVIS VP Client Services and VP Technical Operations or VP Network Operations. Status reports back to Level I support technicial of activities to be communicated every 30 minutes, and log updated in CRM until problem resolved.

         (H) After 30 minutes unresolved, SAVVIS VP Client Services or VP Technical Operations to notify Moneyline Regional Data Content Manager and Global VP Content and VP Regional Network & Operations and SVP Global Network & Operations. Similarly, SAVVIS VP Client Services/VP Technical Operations escalates to SAVVIS Regional SVP. (Both parties to maintain an accurate list of contact information for all key named individuals for 24 hour access.)

         (I) After 2 hours unresolved, SAVVIS and the Moneyline escalation analyst or Moneyline Help Desk analyst must submit a plan and schedule of problem resolution to include hourly written updates until resolved. Once resolved, SAVVIS and the Moneyline analyst will conduct a post-mortem conference call to review written analysis of what were the root causes, what actions were taken, and what will be done in the future to avoid repeat.

         (J) The Level I support technician shall keep the client informed of the status of the Trouble Ticket including the level to which the Trouble Ticket has been escalated and the ultimate resolution of the Trouble Ticket.

         (K) After a period of 24 hours after resolution of the Trouble Ticket, the Level I support technician will verify with the client and/or Moneyline that the Trouble Ticket has been resolved and therefore will be closed.


                                 Exhibit A-2-8

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version



--------------------------------------------------------------------------------------------------------------------
                                                                      Escalated to Technical & Management at
                                                                                     same time
--------------------------------------------------------------------------------------------------------------------
                                                 INITIAL &
                                                 ONGOING
                          DEFINITION             CONTACT            TECHNICAL              MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
Level I Escalation        Affects Level I        Level I support    TAM (2 hours)          Shift Manager
Up to 30 minutes          data as a              technician (30     -- TAC (to             -- Director
at this Level             suspected Central      minutes)           resolution)            -- VP Client
before next               System issue and                          -- Engineering         Services
escalation.               is not a bit map,                         (to resolution)
                          data filter,                               -- [**](to
                          permissioning, or                         resolution)
                          password  problem
--------------------------------------------------------------------------------------------------------------------
Level II Escalation       Level II data          Level I support    TAC                    Director
(Severe):  Up to 2        down hard or           technician (30     -- Engineering         -- VP Client
hours at this Level       corrupted data on      minutes)           (to resolution)        Services
before next escalation    a broad scale                             -- [**] (to            -- Moneyline
                                                                    resolution)            Operations Mgmt.
--------------------------------------------------------------------------------------------------------------------
Level III Escalation      Level III data or      Level I support    Engineering            VP, Client Services
(Catastrophic):           Corrupted Central      technician         -- [**] (to            -- Moneyline
Resolution completed at   System on major        (immediate)        resolution)            Operations Mgmt.
this Level.               scale
--------------------------------------------------------------------------------------------------------------------



                                 Exhibit A-2-9

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


CONTENT AND FUNCTIONALITY: ESCALATION PROCEDURE

         Escalation times are maximum time frames for resolution. Any agent in any organization shall escalate as soon as he/she determines additional intervention is required.



--------------------------------------------------------------------------------------------------------------------
                                                                               Escalated to Technical &
                                                                                Management at same time
--------------------------------------------------------------------------------------------------------------------
Problem Severity:         DATA SOURCE           INITIAL &           TECHNICAL              MANAGEMENT
bit map, data filter,     TYPE                  ONGOING
permissioning                                   CONTACT
access, password
problems
--------------------------------------------------------------------------------------------------------------------
Level I Escalation        Fundamental Data      Level I support     Moneyline Help         Shift Manager
Up to 30 minutes          Emerging Markets      technician          Desk [**]
at this Level before      Exchange Feeds
next escalation.
--------------------------------------------------------------------------------------------------------------------
Level II Escalation       Minor OTC feeds       Level I support     Moneyline Help         Director
(Severe):  Up to 2        Minor exchange        technician          Desk [**]
hours at this Level       feeds Major
before next               Contributor feeds
escalation
--------------------------------------------------------------------------------------------------------------------
Level III Escalation      Major OTC Feeds       Level I support     Moneyline Help         VP, Client Services
(Catastrophic):           Major exchange        technician          Desk [**]
Resolution                feeds
completed at this
Level.
--------------------------------------------------------------------------------------------------------------------








                                 Exhibit A-2-10

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


Set forth below are the Severity Levels/Data Source by category:

LEVEL III (CATASTROPHIC)
[**]

LEVEL II (SEVERE)
[**]

LEVEL I
[**]








                                 Exhibit A-2-11

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

                                   EXHIBIT A-3

                                NETWORK SERVICES

A.       SERVICES, SERVICE AREA

1.       OVERVIEW

         1.1 This Exhibit A-3 defines the Services and Service Elements to be supplied to the Moneyline Group by SAVVIS under the Agreement.

         1.2 This Exhibit A-3 shall not limit either party's ability to request modifications to the Services or to request the introduction of New Services from time to time in accordance with the Change Control Procedure.

         1.3 SAVVIS shall provide the Services to all Moneyline and Customer Sites unless stated otherwise.

2.       SERVICE PROVISION - GENERAL

         2.1 PROVISION OF SERVICES

         (A) Subject to Clause 2.1 of the Agreement, SAVVIS shall supply to Moneyline at least the same Services and Service Elements as were used by Moneyline, members of the Moneyline Group, and Moneyline Customers immediately prior to the Service Commencement Date. The Services shall include, without limitation:

             (i) Managed IIP Services;

             (ii) Remote Dial Access;

             (iii) Internet Access;

             (iv) Multicast Delivery;

             (v) Collection Network;

             (vi) Managed Security Services;

             (vii) Office Automation (OA) Network; and

             (x) Co-location Facilities.

         2.2 COMPATIBILITY

         (A) The Services and Service Elements shall be compatible with the systems, applications and services used by Moneyline prior to the Service Commencement Date. Such compatibility shall include but shall not be limited to the following aspects:

             (i) Until a Service Level relating to functionality has been agreed, the level of functionality provided to Moneyline shall meet or exceed the functionality enjoyed by Moneyline, members of the Moneyline Group, and Moneyline Customers immediately prior to the Service Commencement Date.


                                 Exhibit A-3-1

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


             (ii) The physical and logical service access points ("SAPS") at the Service Commencement Date shall be the same as used by Moneyline, members of the Moneyline Group and Moneyline Customers prior to the Service Commencement Date.

             (iii) The Services and Service Elements provided under the Agreement shall be fully compatible with Moneyline, members of the Moneyline Group, and Moneyline Customers existing Customer Premise Equipment.

             (iv) The Services and Service Elements provided under the Agreement shall be fully compatible with Moneyline existing applications. Moneyline shall not need to modify its applications in order to inter-operate with the Network unless otherwise agreed to by Moneyline.

         2.3 SERVICE OPTIONS

         (A) Service supplied under the Agreement shall include at a minimum the options (the "SERVICE OPTIONS") enjoyed by Moneyline, members of the Moneyline Group, and Moneyline Customers prior to the Service Commencement Date.

         (B) Service Options shall include, but not be limited to, the following:

             (i) Service Categories - Service Options that reflect different performance metrics, as set forth in Exhibit C, shall be available to Moneyline, members of the Moneyline Group, and Moneyline Customers. Where appropriate this shall be supported by the use of different data priorities on the Network.

             (ii) High Availability - Applications that require high levels of availability can be supported by hardware resilience offered through dual port provision and full redundancy.

             (iii) Automatic ISDN dial back up for the Local Access Loop to ensure increased resilience. There shall be an automatic reconnection to the leased line when the service is restored following an interruption.

             (iv) Additional Service Options that relate to an individual Service as defined in the relevant Service Description section of this Exhibit A-3.

         2.4 OTHER

         (A) Reporting. SAVVIS shall provide reports in mutually agreeable form and in the Customer Operation Manual in forms that are capable of being analyzed by Moneyline or the applicable member of the Moneyline Group.

         (B) Repair Management. SAVVIS shall react to faults and implement repairs within the metrics defined in the Service Level Agreements.

         (C) SAVVIS shall provide the Services in accordance with the service levels as defined in Exhibit C ("Service Levels"). Service Levels will be set for each Service and for each Service Option.



                                 Exhibit A-3-2

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


3.       SERVICE DEFINITION - "MANAGED SERVICES"

         3.1 OVERVIEW

         (A) SAVVIS shall provide to Moneyline and members of the Moneyline Group Network and Service Management including, but not limited to, those Services operating at OSI layers 1, 2 and 3 (i.e., physical, access and switched services up to and including IP routing devices).

         (B) SAVVIS shall provide to Moneyline and members of the Moneyline Group various Managed Services, including, but not limited to fault diagnostics, configuration, administration, performance and security.

         (C) SAVVIS shall provide to Moneyline and members of the Moneyline Group CPE devices referred to in this Exhibit A-3.

         3.2 SERVICE ELEMENTS

         (A) Service Elements of this Service shall include, but not be limited to:

             (i) Network Access Port, which shall be defined as the termination of the local access point at which the circuit enters the SAVVIS network;

             (ii)   Local Access Loops;

             (iii) Permanent Virtual Circuit ("PVC") which shall be built over the Local Access Loop to the Network Access Port;

             (iv) Port Speed, which shall be defined as the logical port that SAVVIS provisions from the xLEC. Port Speeds offered will be 64k, Fractional T1, T1, NxT1, T3, or other mutually agreeable speeds, depending on the geography and 10/100 if Ethernet in a Web Hosted environment;

             (v) Committed Information Rate ("CIR"), which shall be set by SAVVIS as directed from time to time by Moneyline based on the Port Speed ranges set forth in on Frame Relay connections on each T1 access circuit. SAVVIS will set the ATM equivalent (SCR) when ATM access is deployed. SAVVIS shall grant to Moneyline access to all available Opstat reports for each IIP connection in order to evaluate CIR utilization. SAVVIS will use commercially reasonable efforts to make all IIP connections accessible by an Opstat reports. The CIR set by SAVVIS shall be the guaranteed bandwidth, and traffic sent by Moneyline that exceeds the CIR/SCR is not guaranteed. The available bandwidth between the CIR/SCR purchased by Moneyline and the actual Port Speed may be utilized by SAVVIS to deliver additional data for Moneyline or other customers. SAVVIS will not over-subscribe the Local Access Loop (e.g., the combined CIR/SCR of all PVC's will not exceed the Port Speed) unless agreed to by Moneyline;

             (vi)   User Access Speed;

             (vii)  Host routers;

             (viii) Customer Premises Router or Integrated Access Device ("IAD"), which shall be defined as the premise device managed by SAVVIS that denotes the demarcation point between the SAVVIS network and the Customer's LAN. SAVVIS' network management ends on the Ethernet port of this device.


                                 Exhibit A-3-3

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


             (ix)   Wide area network ("WAN") connections;

             (x)    NAT;

             (xi) Base Intelligent IP ("IIP") Options, which shall include the Broadband Service Node (BSN) to provide Layer-3 value-added features, and as a default the Virtual Private Routed Network (VPRN) to separate customer traffic. At Moneyline request and for an additional fee to be agreed upon by the parties, SAVVIS shall also provide value-added Services provided by the BSN including:

                    (a) Ingress and egress anti-spoofing; and

                    (b) Ingress and egress differentiated services, stateful inspection firewalling and traffic shaping.

             (xii) Analog dial line for out of band management of the CPE, so long as the applicable Moneyline Customer provides continuous power for the modem to which the analog line will be connected.

             (xiii) Internet-based domain name server;

             (xiv)  Directory services upon Moneyline's request; and

             (xv)   TCP gateway to host services.

         (B) SAVVIS shall maintain compatible version control across all Sites and shall provision software and hardware updates during maintenance windows as specified in the MSA.

         3.3 SERVICE DEMARCATION POINTS. SAVVIS will be responsible for meeting Network Service Levels between the entry and exit points of the edge devices.

         3.4 SERVICE OPTIONS. Where product performance targets dictate, SAVVIS may be requested to provide Service Options which support:

         (A) single router/IAD connectivity;

         (B) single router/IAD connectivity with backup; and

         (C) dual router/IAD configurations.

         (D) additional IAD Ethernet ports for additional Services.

         3.5 NETWORK DESIGN

         (A) SAVVIS shall engineer the core and distribution infrastructure with the appropriate levels of physical and trunk diversity and hardware sparing to meet the most demanding service performance levels specified in Exhibit C.

         (B) Protocols

             (i) SAVVIS shall support all protocols existing as of the Effective Date, excluding the Legacy Network.


                                 Exhibit A-3-4

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


             (ii) Upon Moneyline request and mutual agreement of the parties, additional protocols may be supported by, and available on, the Network.

         3.6 SECURITY. The system shall have the capability to restrict peer-to-peer connectivity where appropriate by the use of firewalls or other measures and such other security measures as are commensurate with industry standards, in accordance with Exhibit N. Moneyline shall have the right, upon reasonable notice, to perform a security audit of SAVVIS and its facilities. The cost of the audit shall be borne by Moneyline unless the audit is performed as a result of a security breach affecting the Services.

         3.7 [**]

         3.8 SERVICE INTERFACE

         (A) SAVVIS shall provide as standard, Ethernet 10 and 100 base server interface options where available.

         (B) SAVVIS shall support client distribution using ATM, frame relay or other access methods. Additional access methods can be added upon mutual agreement of the parties.

4.       SERVICE DEFINITION - "REMOTE DIAL ACCESS"

         4.1 OVERVIEW

         (A) SAVVIS shall provide remote dial access and an authentication service domestically. International remote dial access will be provided by SAVVIS through a third party relationship. The available dial access offers are single user on-net dial to the Internet and single user on-net dial to a virtual private network ("VPN") and are available in two options:

             (i) Managed accounts, whereby SAVVIS manages all accounts on behalf of Moneyline by transmitting authentication data to SAVVIS's AAA (Authorization, Authentication, Accounting) stack;

             (ii) Remote access for the prices set forth on Exhibit B of the Agreement; and

             (iii) Proxy Accounts, whereby Moneyline manages a Radius server and SAVVIS proxies authentication requests to the server. This allows Moneyline to use strong authentication methods such as SecurID (that can be purchased from SAVVIS as part of the SAVVISecure product line). Once authenticated, an L2TP (Layer 2 Tunneling Protocol) tunnel is established across the IIP platform to the Internet or a VPN. As part of the tunnel establishment, the user is provided with a single dynamic IP address. Moneyline would purchase from SAVVIS a maximum number of concurrent sessions and would be billed in accordance with Exhibit B.

         (B) SAVVIS shall support IP based protocols.

         4.2 ACCESS SPEEDS

         (A) Where possible, SAVVIS shall provide dial-in access at up to V.90 standard; and

         (B) Where possible SAVVIS shall provide dial-in analog access at up to 56.6kbps (PSTN) or 64/128kbps (ISDN) through PPP.


                                 Exhibit A-3-5

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


         (C) Where possible, SAVVIS shall provide Broadband access.

         4.3 SECURITY. In addition to the provisions of Exhibit N:

         (A) SAVVIS shall provide secure access through network user identifier ("NUI") and password-restricted access;

         (B) SAVVIS shall manage and maintain any closed user group ("CUG") used by Moneyline prior to the Service Commencement Date; and

         (C) SAVVIS shall support Challenge Handshake Authentication Protocol or PAP over the PPP service.

         4.4 SERVICE ELEMENTS. Service Elements of this Service shall include, but not be limited to:

         (A) dial up modem;

         (B) modem banks;

         (C) local dial-up;

         (D) authentication server; and

         (E) telephone numbers.

         4.5 SERVICE DEMARCATION POINTS

         (A) The demarcation points for this Service shall be at the Network access port to the router.

         (B) SAVVIS will be responsible for meeting Service Levels between the demarcation points.

5.       SERVICE DEFINITION - "INTERNET ACCESS"

         5.1 OVERVIEW

         (A) SAVVIS shall provide secure, managed, dedicated Internet connectivity Services, with high performance and high availability which meet, at a minimum, the levels experienced by Moneyline, members of the Moneyline Group, and Moneyline Customers at the Service Commencement Date. These Services shall include, but not be limited to ISP Internet Access up to OC3c (concatenated).

         (B) SAVVIS shall offer facilities that include, but are not limited to, data file transfer, Primary and Secondary Domain Name Service ("DNS") and Registered IP Addressing and allocation.

         (C) SAVVIS shall provide resilient services with multiple gateways and multiple ISP locations.

         (D) SAVVIS shall provide Internet access speeds up to OC3c (concatenated) to the extent that they are provided by Moneyline at the Service Commencement Date.


                                 Exhibit A-3-6

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


         5.2 SECURITY. SAVVIS shall provide Internet Services that are integrated with Moneyline existing firewall services and comply with the security obligations and procedures, as provided in Section 3.6 above.

         5.3 ACCEPTABLE USE POLICY

         (A) SAVVIS shall restrict Internet access in accordance with the Acceptable Use Policy.

         (B) SAVVIS shall monitor Internet Services to ensure compliance with the Acceptable Use Policy.

         5.4 SERVICE ELEMENTS. Service Elements of this Service shall include, but not be limited to:

         (A) Internet Port whereby Internet Service is provided over fraction T1, T1, T3, OC-x and Ethernet (10/100 MB) access connections. Moneyline may request that SAVVIS enter into a peering arrangement with respect to Internet Access. SAVVIS will use best efforts to enter into such endeavor at a cost to be agreed upon by the parties;

         (B) Local Access Loop;

         (C) Internet Access Management, which shall be defined as monitoring the availability of the customer access and the Local Access Loop;

         (D) Software updates;

         (E) IP Addressing;

         (F) Primary Domain Name Service ("DNS") for up to two primary domains, and the option of additional domains for an additional fee to be agreed upon between the parties;

         (G) Secondary DNS where SAVVIS is the Primary DNS authority;

         (H) Optional Service: Network News ("NNTP") feed, only where the Moneyline Customer has a local News server to receive the feed;

         (I) Optional Service: Network Time Protocol ("NTP") provided from network-based Stratum source clocks; and

         (J) Optional Service: SAVVIS Managed CPE.

         5.5 SERVICE DEMARCATION POINTS

         (A) The demarcation points for this Service shall be at the LAN port on the host router.

         (B) SAVVIS will be responsible for meeting Service Levels between the demarcation points. Management of edge devices and other equipment beyond the demarcation point will be the responsibility of Moneyline, members of the Moneyline Group, or Moneyline Customers.


                                 Exhibit A-3-7

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


         6. [RESERVED]

         7. SERVICE DEFINITION - "MULTICAST DELIVERY"

         7.1 OVERVIEW. The Multicast Delivery Service is divisible into two separate components: Bridge Feed Broadcast ("BFB") and the XNET network.

         (A) The XNET network is designed to extend the Bridge database to co-location facilities. XNET is used to between the data transmitters (VGT, DGT and PGT) and Replicators. Vehicle Global Transmitters ("VGT") generates real-time data, Delayed Global Transmitters ("DGT") generates delayed data, and Page Global Transmitters ("PGT") generates page data. Remote user servers sit on XNET.

         (B) The Bridge Feed Broadcast ("BFB") is a multicast stream delivered to client sites via unique PVC over the existing local loop, if bandwidth is available. BFB may require dedicated T1 and/or NxT1 connection based on the size of the feed.

         7.2 SERVICE ELEMENTS. Service Elements of this Service shall include, but not be limited to:

         (A) Multicast Hub - St. Louis

             (i)  Multicast Routers shall support multicast communications; and

             (ii) Configuration, troubleshooting and support of the multicast delivery equipment.

         (B) Multicast - Regional

             (i)   Multicast Routers;

             (ii) WAN connectivity shall be the PVC's set up between the routers carrying the multicast data;

             (iii) Inter-SAVVIS POP Local Access Loops, which shall be defined as the loops between two SAVVIS POPs for Multicast feed; and

             (iv) Configuration, troubleshooting and support of the multicast delivery equipment.

8.       SERVICE DEFINITION - "COLLECTIONS NETWORK"

         (A) SAVVIS shall provide the Moneyline Group with Network connectivity from all third party contributor sites (including without limitation, all third party data licensor and providers) to the Network demarcation point for the [**]DFCs.

9.       SERVICE DEFINITION - "MANAGED SECURITY SERVICES"

         9.1 OVERVIEW

         (A) At Moneyline request SAVVIS shall provide complete Managed Security Services that shall include UNIX and/or NT Windows based firewalls ("SAVVISECURE(SM) MANAGED SECURITY SOLUTIONS"). Specifically, SAVVISecure(SM) Managed Security Solutions shall consist of best-of-class security products installed at the Moneyline Sites including: firewalls and high availability firewalls, site-to-site and user-to-site Internet VPNs, intrusion detection, web site blocking and gateway virus scanning.


                                 Exhibit A-3-8

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


         (B) SAVVISecure(SM) Managed Security Solutions can be managed by either Moneyline or by SAVVIS:

             (i) SAVVISecure Customer-Managed Security Solutions are turnkey services that provide SAVVIS customers with all of the hardware, software, consultation, configuration, installation and training necessary to meet their enterprise security requirements.

             (ii) SAVVISecure SAVVIS-Managed Security Solutions provide all of the above plus around-the-clock monitoring and management and will allow Moneyline to outsource the ongoing management of their security solution.

         9.2 SERVICE ELEMENTS

         (A) At Moneyline request SAVVIS will install and maintain firewall hardware and software in secure facilities as specified by Moneyline. Moneyline shall choose the specific hardware to be installed and maintained from SAVVIS' array of service offerings, and SAVVIS shall use its commercially reasonable efforts to expand such service offerings at Moneyline request. Software maintenance will also be performed by SAVVIS.

         (B) SAVVIS will in conjunction with Moneyline area and Global security teams, setup and maintain an incident response team escalation path to include the appropriate staffing and skill levels for the purpose of providing an immediate response both in Moneyline and SAVVIS for responding to security violations and or suspected security violations.

         (C) SAVVIS will provide to Moneyline the appropriate staffing levels, to be agreed upon between the parties, to support the day to day system monitoring, Audit log review, and break fix escalation on all firewalls requested.

         (D) SAVVIS will configure and implement a firewall security policy and will offer change control on any Moneyline firewalls and security policy as requested by Moneyline.

         (E) SAVVIS will implement a network security process to track all industry CERTS, to ensure all firewall UNIX and NT Operating systems are kept up to date and all security vulnerabilities are addresses in a timely manner.

10.      SERVICE DEFINITION - "OFFICE AUTOMATION (OA) NETWORK"

         10.1 OVERVIEW

         (A) SAVVIS shall provide connectivity from remote sites to Moneyline internal networks referred to as their "Office Automation" ("OA") networks.

         (B) SAVVIS shall provide a gateway access service between the [**] CRM systems and the Moneyline OA network. SAVVIS and Moneyline acknowledge that two or three global gateways should permit SAVVIS to effectively manage the routing. SAVVIS will additionally use its best efforts to provide additional services requested by Moneyline, including, but not limited to email/messaging servers, DNS servers, firewalls and general network integration and connectivity requirements.

                                 Exhibit A-3-9

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


         10.2 SERVICE ELEMENTS. Service Elements of this Service shall include, but not be limited to:

         (A) Network Access Port;

         (B) Local Access Loops;

         (C) PVC;

         (D) Port Speed;

         (E) CIR;

         (F) User Access Speed;

         (G) Host routers;

         (H) WAN connections;

         (I) NAT; and

         (J) Base IIP Options.

         10.3 SERVICE DEMARCATION POINTS

         (A) The demarcation points for this Service shall be at the Ethernet port on the IAD.

         (B) SAVVIS will be responsible for meeting Service Levels between the demarcation points.

11.      SERVICE DEFINITION - "CO-LOCATION FACILITIES"

         11.1 OVERVIEW

         (A) SAVVIS authorizes Moneyline to use the co-location facilities and such other facilities as may be agreed between SAVVIS and Moneyline from time to time on a non-exclusive basis.

         (B) The co-location includes the American standard 19" rack and power (20 AMPS included in bundled price, additional Amps will be priced on a PER AMP basis) or the European equivalent.

         11.2 SERVICE ELEMENTS

         (A) Standard 19" Rack which includes 20 AMPS of Power;

         (B) Incremental Power per AMP; and

         (C) Colocated components:

             (i)   DFC;

             (ii)  Unicast and Multicast Replicators;

             (iii) Server Farms; and



                                 Exhibit A-3-10

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


             (iv) Other equipment as requested by Moneyline, including without limitation, Legacy equipment.

         11.3 ADDITIONAL OBLIGATIONS. To the extent the same are provided at a facility on the Service Commencement Date SAVVIS shall also provide the following Services in relation to each facility:

         (A) payment of rents, property taxes, utilities charges and landlord's service charges;

         (B) maintenance of the facility and any plant and equipment forming part of the facility in a state of repair and condition appropriate to its user and in accordance with the terms of any lease;

         (C) ensuring (as far as it is able) that Moneyline has full and quiet use and enjoyment of the facility (temporary disruption for the purpose of repairs, refitting and removal excepted);

         (D) keeping the facility (or procuring that the facility are kept) insured against the risks usually insured against in accordance with good commercial practice;

         (E) provision of reasonable access to toilets, kitchens, canteens, lifts, staircases and other common areas within the facility necessary for proper use of the facility;

         (F) provision during normal business hours of heating (when appropriate), lighting and hot and cold water;

         (G) provision of security, reception, incoming mail room, goods, deliveries and storage and, to the extent such facilities do not exist or are inadequate, provision of reasonable assistance to Moneyline (at the request of the Moneyline) in their provision or expansion;

         (H) provision of reasonable assistance to Moneyline in negotiating with any superior landlord relating to laying cables, pipes or other services equipment and the security protection of such equipment for which a superior landlord's license or consent is required; and

         (I) provision of such other services to the facilities as Moneyline may reasonably request.

12.      OTHER SERVICES

         12.1 The parties will agree to other Services from time to time.

         12.2 These services may include, without limitation:

         (A) Financial Exchange, which shall be defined as the provision of managed IP switching enabling any-to-any connectivity to the service community and such services to be provided with additional security and quality of service features.

         (B) Web-hosting;

         (C) Managed Hosting; and

         (D) Such other services as SAVVIS may offer or Moneyline may request from time to time.


                                   Exhibit A-3-11

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

                                    EXHIBIT B

                                      FEES

1. The initial term shall be a minimum of 1 year per local circuit ordered by SAVVIS.

2. SAVVIS shall have the option to provision either ATM or Frame Relay circuits to the Customer premises.

3. SAVVIS will offer Moneyline a [**] discount off of its Office Automation Pricing (as set forth on Schedule 1 attached hereto, which SAVVIS represents and warrants are correct, and in the event Moneyline is able to prove that such numbers are not correct, they incorrect number(s) shall be revised) for any additional PVC's over the existing T-1/E-1 circuit.

4.   Three Tiers of Pricing for Client Sites:

     a)   Tier 1: Customer site directly connected to Multicast POP

     b)   Tier 2: Customer site directly connected to Unicast POP

     c) Tier 3: Customer site directly connected to remote POP without Tier 1 or Tier 2 functionality

     d) IIP PRICING shall be as set forth on Schedule 2 attached hereto and in the event Moneyline is able to prove that such numbers are not correct, they incorrect number(s) shall be revised.

IIP IMAC PRICING

--------------------------------------------------------------------------------
Bandwidth         Install       Move          Upgrade          Downgrade
--------------------------------------------------------------------------------
Up to T-1         [**]          [**]          [**]             [**]
--------------------------------------------------------------------------------
> T-1             [**]          [**]          [**]             [**]
--------------------------------------------------------------------------------

MULTI-CAST MOVE, UPGRADE AND DOWNGRADE PRICING

--------------------------------------------------
Move         Upgrade       Downgrade
--------------------------------------------------
[**]         [**]          [**]
--------------------------------------------------

NNI FEES: The fee to be paid by Moneyline for the connection of an external network to SAVVIS' Switch defined as a Network to Network Interface ("NNI") shall equal [**]per month for each T-1 connection and [**] per month for each DS3 connection; provided however, that at such time as Moneyline novates any such connections to SAVVIS or its designee, the foregoing fee shall immediately terminate, but the Managed Service Fees set forth below shall still apply. There shall also be an additional installation fee of [**] per each NNI connection. The prices herein do not include local access facilities, which shall be Moneyline's responsibility. In the event that SAVVIS orders NNI from Moneyline, SAVVIS shall pay the fees set forth in this paragraph.

OFFICE AUTOMATION NETWORK: Moneyline shall have the option to purchase the Office Automation network connectivity at a cost no more than [**] per month until December 31, 2002. Beginning January 1, 2003, Moneyline shall pay SAVVIS [**] per month for Office Automation network connectivity. At

                                  Exhibit B-1

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


the time which the Office Automation network is fully converted to IIP circuits, the above prices will no longer be applicable and the OA Pricing table attached as Schedule 1 hereto shall apply.

MANAGED SERVICE FEE FOR LEGACY: For the Bridge Satellite Networks and Legacy Telerate Network, SAVVIS agrees to manage these services. The cost to manage these services will be [**] per month until December 31, 2002, and thereafter no fees shall apply.

MANAGED SERVICE FEE FOR NOVATED SERVICES: Moneyline shall pay to SAVVIS [**] of the monthly recurring charges for the novated Services.

LEGACY TELERATE NETWORK MAINTENANCE FEE: For maintenance of the Legacy Telerate Network, which will not include the two SPS (Stratus Production Systems) or the associated network connectivity, SAVVIS will bill Moneyline [**] per month until December 31, 2002. Beginning January 1, 2003, SAVVIS will bill Moneyline [**] per month until the Legacy Network is turned down. Moneyline, however, will remain responsible for desktop support at Customer Sites, such as application upgrades.

NON-RECURRING MISCELLANEOUS CHARGES

--------------------------------------------------------------------------------
Item                                                        One-Time Charge
--------------------------------------------------------------------------------
Change of a Telco Request Date Made by Moneyline            [**]
--------------------------------------------------------------------------------
Tag and Locate                                              [**]
--------------------------------------------------------------------------------
Tech Cancellation                                           [**]
--------------------------------------------------------------------------------
CAP Expedite Fee                                            [**]
--------------------------------------------------------------------------------

CO-LOCATION DISCONNECT FEES: The parties agree that Moneyline may order the disconnect of co-location equipment racks by the 15th of any calendar month and the removal of the equipment by the end of the month, and [**].

FACILITIES: Both parties will charge the other party [**] per annum (excluding personal office equipment which will be purchased by the employee's employer) associated with each employee that is located with office or cubical and LAN connectivity on the other's premises.

ORDER CANCELLATIONS: SAVVIS will charge Moneyline for each network cancellation [**].

INSTALLATION BILLING START DATE: Billing will commence on the actual date on which the last circuit (in a multiple circuit installation) is completed, plus the sooner to occur of (i) the completion of installation coordination or (ii) ten (10) calendar days.

SERVER FARM PRICING

Server Monitoring and Management
--------------------------------

  ------------------------------------------------------------------------------
  SERVER                           UNIT                     MRR         ONE TIME
  MONITORING/MGMT
  ------------------------------------------------------------------------------
  Servers                          Per server               [**]        [**]
  ------------------------------------------------------------------------------
  Managed servers                  Per server               [**]        [**]
  w/WebLogic or SQL
  ------------------------------------------------------------------------------
  Upgrade to existing server       Per server               [**]        [**]
  ------------------------------------------------------------------------------
  Add new server                   Per server               [**]        [**]
  ------------------------------------------------------------------------------


                                  Exhibit B-2

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

SERVICE DESCRIPTION:

Basic web server monitoring and management:

Monitoring and reporting on total system availability, including reporting on informational, warning and critical events as defined by SAVVIS Engineering staff within pre-defined parameter thresholds.

System performance, including load, memory and disk utilization.

Maintenance of OS including patch and upgrade management.

Current and historical data collection for key system resource measurements.

Maintenance/Sparing policy to be determined, more information on server type and manufacturer per location required, also more information on existing maintenance contracts, if any, is required.

WebLogic & SQL monitoring and management

Monitoring and reporting on application availability, and in circumstances defined by the customer and SAVVIS, the configuration of self-repair scripts that will detect failure of a web server process and attempt to restart the process, while also alerting the SAVVIS Operations Center.

Maintenance of application, including patch and upgrade management.

If services provided, monthly fee is in addition to the regular server monitoring and management fee.

Other customer-supplied applications are not included in the monitoring/management service. More information on possible applications is required before pricing can be supplied.

Moneyline will purchase and own all WebLogic and SQL licenses. If either of these software packages needs to be installed in a new server, this will increase the per server installation fee to [**] if installed by SAVVIS.

For individual servers, upon Moneyline request, Savvis will install additional hard drives, memory and/or processors to existing servers. As costs, particularly for memory chips and processors, can fluctuate depending on market conditions, Savvis proposes to pass through the costs with a [**] mark-up.

If new servers are required, Moneyline will purchase these servers, including operating system. At Moneyline's option, Savvis will install the OS and monitoring agents. Installation fee for systems installed by Savvis includes racking and testing the server and adding the new server to the load balancing queue.

LOAD BALANCING MONITORING AND MANAGEMENT

  ------------------------------------------------------------------------------
  LOAD BALANCING MGMT                UNIT                     MRR       ONE TIME
  ------------------------------------------------------------------------------
  Take-over existing load            Per load balancer        [**]      [**]
  balancers
  ------------------------------------------------------------------------------
  Change load balancing              Per change request       [**]      [**]
  algorithms                         per load balancer
  ------------------------------------------------------------------------------
  New load balancer brands           Per load balancer        [**]      [**]
  ------------------------------------------------------------------------------

                                  Exhibit B-3

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

SERVICE DESCRIPTION:

Basic load balancing monitoring and management:

Monitoring and reporting on load balancer availability, including reporting on informational, warning and critical events as defined by SAVVIS Engineering staff within pre-defined parameter thresholds.

Ongoing monitoring to ensure system performance.

Fees to add new servers to existing load balanced locations are included in the new server installation charge.

Maintenance/Sparing policy to be determined.

Where new load balancers are needed, load balancing platform to be used needs to be agreed between Moneyline and Savvis.

         Firewall Monitoring and Management

  ------------------------------------------------------------------------------
  LOAD BALANCING MGMT               UNIT                   MRR        ONE TIME
  ------------------------------------------------------------------------------
  Take-over existing                Per firewall           [**]       [**]
  firewalls
  ------------------------------------------------------------------------------
  Firewall rule change above        Per change instance               [**]
  [**]                              per firewall(2)
  ------------------------------------------------------------------------------
  New firewall brands               Per firewall           [**]       [**]
  ------------------------------------------------------------------------------

SERVICE DESCRIPTION:

Basic firewall monitoring and management:

Monitoring and management of existing firewalls, including reporting on informational, warning and critical events.

Includes up to [**] firewall rule changes per firewall per month.

MRR is exclusive of any third-party firewall management/maintenance subscription fees that are required by the firewall manufacturer. Additional information needed on firewalls already deployed and maintenance/service contracts required to support them.

Change instance is defined as one telephone call covering up to [**] rules per call.

Where new brands of firewalls are needed, further discussions are needed with Moneyline to determine firewall solution to be deployed.

                                  Exhibit B-4

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

Connectivity

IIP Connections From Data Center



-------------------------------------------------------------------------------------------------------------
LOCATION            INSTALL         512 KBPS        768 KBPS        1 MBPS          T1               E1
-------------------------------------------------------------------------------------------------------------
ASIA
-------------------------------------------------------------------------------------------------------------
-  Bombay                           [**]
-------------------------------------------------------------------------------------------------------------
-  HK               [**]            [**]            [**]            [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------
-  Singapore        [**]            [**]            [**]            [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------
-  Tokyo            [**]            [**]            [**]            [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
EUROPE
-------------------------------------------------------------------------------------------------------------
-  London           [**]            [**]            [**]            [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------
-  Zurich           [**]            [**]            [**]            [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
US
-------------------------------------------------------------------------------------------------------------
-  Chicago          [**]            [**]            [**]            [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------
-  New York         [**]            [**]            [**]            [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------
-  St Louis         [**]            [**]            [**]            [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------
-  San Fran         [**]            [**]            [**]            [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------



SERVICE DESCRIPTION:

IIP Connectivity pricing includes NOC, network, bandwidth and 24 x 7 management.

Internet Connections From Data Center

For the US, London and Singapore, regular Moneyline Internet Access pricing applies. For Internet connectivity outside of the US, London and Singapore, Savvis will charge costs with an additional [**] per connection for management fees.

WAREHOUSE FEES

------------------------------------------------------
WAREHOUSE FEES                          PRICE
------------------------------------------------------
Clean, Test, Adjust
------------------------------------------------------
    Modem                               [**]
------------------------------------------------------
    PC's                                [**]
------------------------------------------------------
    Server Pairs                        [**]
------------------------------------------------------
Storage - per Pallet                    [**]
------------------------------------------------------
Software Duplication                    [**]
------------------------------------------------------
Purchasing                              [**]
------------------------------------------------------
Pick & Ship - serialized                [**]
------------------------------------------------------
Pick & ship - non-serialized            [**]
------------------------------------------------------
Integration                             [**]
------------------------------------------------------
Receiving - serialized                  [**]
------------------------------------------------------
Receiving - non-serialized              [**]
------------------------------------------------------
Imaging                                 [**]
------------------------------------------------------

                                  Exhibit B-5

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

OUTSOURCE SERVICES PRICING

--------------------------------------------------------------------------------
TECHNICAL HELP DESK                       PRICE (PER MONTH)

--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
Workstation                               [**]
--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
Feed (server Pair)                        [**]
--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
                                          [**]
--------------------------------------------------------------------------------
Channel                                   [**]
--------------------------------------------------------------------------------

SERVER MANAGEMENT                           [**] per month

----------------------------------------------------------------------------
INSTALLATION COORDINATION FOR [**]              Price (one time charge)
INFRASTRUCTURE

----------------------------------------------------------------------------
Install                                        [**]
----------------------------------------------------------------------------
Move/Upgrade                                   [**]
----------------------------------------------------------------------------
Delete                                         [**]
----------------------------------------------------------------------------
Change                                         [**]
----------------------------------------------------------------------------
*Additional INSTALL fee discount of [**] will apply to installation of IAD and server completed on same work order and in same visit.

----------------------------------------------------------------------------

FIELD SERVICE*:       [**] per hour during normal business hours;
                      [**] per hour after normal business hours during the work
                           week; and
                      [**] per hour for weekend and holidays.
                      *All Field Services are subject to a [**] hour minimum.

OUTSOURCING FEES - For the first eighteen (18) months after the Effective Date, the aggregate payments due from Moneyline for any and all Outsourcing Services in any given calendar month shall be fixed at [**] per month.

Notwithstanding the foregoing, if in a given calendar month, Moneyline requests that SAVVIS perform (i) any Service which is not a task, subtask, or deliverable relating to a Service (whether or not listed on Exhibits A-1, A-2 or A-3) which is necessary to provide the listed Services, or (ii) a non-recurring, extraordinary event such as shared site migration, ticker plant migration, major change in infrastructure, or major Network virus (not the fault of SAVVIS) (collectively or individually, an "Extraordinary Service"), then the parties shall meet and negotiate in good faith regarding payments to SAVVIS for such Extraordinary Services in excess of the fixed fee. If the parties are unable to resolve (i) whether an

                                  Exhibit B-6

[**} CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

Outsourcing Service is an Extraordinary Service or (ii) the price for the Extraordinary Services, the parties shall proceed to the dispute resolution procedure under the Agreement.

Notwithstanding the foregoing, the parties agree that, if Moneyline chooses SAVVIS to perform purchasing Services relating to capital equipment for Moneyline or any member of the Moneyline Group, the fee for such Services will be equal to the actual, documented cost of the purchased equipment plus [**]

The parties agree that Outsourcing Services shall commence on the Effective Date. Notwithstanding anything to the contrary contained herein (including without limitation, the pricing set forth above), the parties agree and acknowledge that, unless and until the Transfer Date (as that term is defined in Section 8.02 of the Agreement), Moneyline shall charge back to SAVVIS, and SAVVIS shall pay, in accordance with the Agreement all actual fees and costs relating to Relevant Employees who have not yet been transferred to SAVVIS' employ, provided such fees are not unreasonably increased by Moneyline prior to the Transfer Date, in accordance with Section 12.01(2) of the Agreement.

Following the [**], the parties shall recalibrate the Outsourcing Fees based upon activity levels during the previous [**] annualized using the existing pricing model, provided that in the following [**] period the fees shall neither increase nor decrease by greater than [**]. Thereafter, the parties shall negotiate in good faith to determine the appropriate Outsourcing Fees going forward. Should the parties be unable to agree despite such good faith efforts, the matter may be submitted to dispute resolution pursuant to Article 17.


                                  Exhibit B-7

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

                                    EXHIBIT C

                       SERVICE LEVELS AND SERVICE CREDITS

                            HELP DESK SERVICE LEVELS

In furtherance, and not in limitation, of those procedures, metric and requirements set forth in Exhibit A-2 (Help Desk), SAVVIS shall perform all Help Desk Services in accordance with the following:

A.  GENERAL

Performance shall be measured for each of the three (3) Help Desks (i.e. servicing North America, Europe and Asia) on an individual basis.

Performance shall be measured on a calendar monthly basis.

Penalties shall not apply under the Help Desk Service Level if, and only to the extent, there exists a network-wide event during which all or substantially all of the network is experiencing no service or significant delays.

[**]

D.  ESCALATION PROCEDURES

The acceptable time periods for escalation are set forth in Schedule 2 to Exhibit A-2, and SAVVIS shall meet such requirements [**] of the time, calculated on an aggregate basis for the month ("Escalation SLA"). If SAVVIS fails to meet such requirements, one of the following Service Credits shall be issued to Moneyline:

If the Escalation SLA is between [**] and [**], a Service Credit equal to [**] of the monthly charges, for the sites associated with the Escalation SLA, for the applicable Help Desk shall be issued to Moneyline;

If the Escalation SLA is between [**] and [**], a Service Credit equal to [**] of the monthly charges, for the sites associated with the Escalation SLA, for the applicable Help Desk shall be issued to Moneyline;

If the Escalation SLA is below [**], a Service Credit equal to [**] of the monthly charges, for the sites associated with the Escalation SLA, for the applicable Help Desk shall be issued to Moneyline.

Notwithstanding the foregoing, if Moneyline is due its maximum amount of Service Credit in any calendar month, and there exists a Service Failure in the same calendar month which would otherwise result in additional Service Credit, then the additional Service Credit shall roll forward to the next calendar month only, and shall apply in full, subject to the Service Credit cap for such month, to the payments otherwise due from Moneyline in the next calendar month.

In addition to the foregoing, if a Service Credit is due to Moneyline in any calendar month, and there exists a Service Failure for the same Service in the next calendar month, then the Service Credit due to Moneyline shall be doubled. If there exists a Service Failure for the same Service in the third consecutive month, then the Service Credit due to Moneyline shall be trebled. This shall be subject to the Service Credit cap for such month.

                                  Exhibit C-1

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

E.  PERSISTENT FAILURES

In addition to and cumulative of all other remedies available to Moneyline under this Service Level Exhibit and the Agreement, in the event SAVVIS fails to achieve the Service Levels set forth herein for any [**] period, Moneyline may, at its sole option and upon not less than [**] prior written notice to SAVVIS, terminate the applicable Service without penalty, cost or further obligation.








                                  Exhibit C-2

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version
[**]

C.  PERSISTENT FAILURES

In addition to and cumulative of all other remedies available to Moneyline under this Service Level Exhibit and the Agreement, in the event SAVVIS fails to achieve the Service Levels set forth herein for any [**] consecutive month period, Moneyline may, at its sole option and upon not less than [**] prior written notice to SAVVIS, terminate the applicable Service without penalty, cost or further obligation.

FIELD SERVICE LEVELS

In furtherance, and not in limitation, of those procedures, metric and requirements set forth in Exhibit -1, SAVVIS shall perform all Field Services in accordance with the following:

A.  GENERAL

Performance shall be measured for across all three territories (i.e. North America, Europe and Asia) on territory by territory basis.

Performance shall be measured on a calendar monthly basis.

Penalties shall not apply under the following Service Levels if, and only to the extend that, there exists a Customer Not Ready event ("CNR"); provided however, that SAVVIS notifies Moneyline in writing/email within [**] that a CNR exists, and further notifies Moneyline in writing/email when the CNR has been resolved. For purposes of this Service Level, CNR shall mean any event outside of the control of SAVVIS, caused by a Moneyline Customer, and which directly results in an inability of SAVVIS to perform the requested Service.

B.  FIELD SERVICE

    1.  Urgent Matters

Urgent matters are defined as a Site Down Hard ("SDH").

The acceptable Service Level for SDH shall be [**] from the time the call is received by SAVVIS or its agent (unless such operational difficulty is impacting more than [**] of the customers in the POP area) if the customer site is located not more than [**] from the SAVVIS POP in North America, and not more than [**] from the SAVVIS POP in Europe and Asia.

The acceptable Service Level for SDH shall be [**] from the time the call is received by SAVVIS or its agent if the customer site is located more than [**], but less than [**], from the SAVVIS POP in North America, and more than [**] from the SAVVIS POP in Europe and Asia.

For sites greater than [**] (or [**] for Europe and Asia) from the POP, an additional hour for each [**] (or [**] for Europe and Asia) will be acceptable.

If SAVVIS fails to meet the foregoing Service Level requirements, Service Credits shall be issued to Moneyline in an amount equal to:

Between Service Level (SL) and SL [**]=[**] of the affected site charge, excluding local loop fees

Between Service Level (SL) [**] and SL[**] = [**] of the affected site charge, excluding local loop fees

                                  Exhibit C-3

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

Between Service Level (SL)+ [**] and SL [**] = [**] of the affected site charge, excluding local loop fees

Greater than SL[**] = [**] of the affected site charge, excluding local loop fees.

2.  NON-URGENT MATTERS

Non-urgent matters are defined as a any matter not an SDH.

The acceptable Service Level for non-urgent matter shall be [**] from the time the call is received by SAVVIS or its agent regardless of where the customer site is located.

If SAVVIS fails to meet the foregoing Service Level requirements, Service Credits shall be issued to Moneyline in an amount equal to:

Between Service Level (SL) [**] = [**] of the affected site charge, excluding local loop fees;

Greater than SL[**] = [**] of the affected site charge, excluding local loop fees.

C.  PERSISTENT FAILURES

In addition to and cumulative of all other remedies available to Moneyline under this Service Level Exhibit and the Agreement, in the event SAVVIS fails to achieve the Service Levels set forth herein for any [**]period, Moneyline may, at its sole option and upon not less than [**] prior written notice to SAVVIS, terminate the applicable Service without penalty, cost or further obligation.





                                  Exhibit C-4

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

NETWORK SERVICE LEVELS

In furtherance, and not in limitation, of those procedures, metric and requirements set forth in any Service Exhibit, SAVVIS or its third party Network services provider shall achieve the following service level requirements:

         1.  General
             -------

Performance shall be measured for across all three territories (i.e. North America, Europe and Asia) on a territory by territory basis.

Performance shall be measured on a calendar monthly basis.

If SAVVIS fails to meet the applicable Service Levels for Core Availability, Moneyline shall only receive credits for Core Availability and shall not also receive credits for Core Packet Loss, Local Packet Loss, Local Availability or Round Trip Delay.

If SAVVIS fails to meet the applicable Service Levels for Core Packet Loss, and the Core Packet Loss causes SAVVIS to fail to meet the applicable Service Levels for Local Packet Loss, Moneyline shall only receive credits for Core Packet Loss and shall not also receive credits for Local Packet Loss.

         2.  Definitions
             -----------

Availability - Monthly Average Availability is calculated as follows:

[**]

Average Core Packet Loss  -  [**]:

Average Core Packet Loss per Region (%) = [**]

Class 1:Delay and jitter sensitive activities and applications (e.g. Multimedia and real-time data)
Class 2: Delay sensitive activities and applications (e.g. CRM, FIX, Order
Entry)
Class 3: Delay tolerant activities and applications (e.g. e-mail, file transfer) Class 4: Best efforts required for these activities and applications (e.g. Internet Browsing)

Degradation of Service - Local Packet Loss that occurs when the utilization of the Local Access Loop is below [**], as reported by the SAVVIS-managed customer premise device (IAD/router).

Edge - The termination of the Local Access Loop where the circuit enters the SAVVIS Network.

Local Packet Loss - Local Packet Loss is defined as the percentage of data packets lost between the customer premise device (IAD/router) and SAVVIS' network Edge.

Measurement Period - The continuous time period over which the performance of each Service or Service Element shall be measured. In general, performance shall be measured 24 hours a day, 7 days a week, and the Measurement Period shall be a calendar month.

Off-Net - Any service that is not exclusively delivered across the SAVVIS Core Network, and is not fully managed and supported by SAVVIS.

                                  Exhibit C-5

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

On-Net - Any services which are exclusively delivered across the SAVVIS Core Network and are fully managed and supported by SAVVIS.

Operational - A Service or Service Element shall be deemed to be Operational when it is fully working and meets all applicable Service Levels.

Outage- The period during which any Service Element is non-Operational. Outages are specifically limited to total loss or discontinuance of Service.

Outage Time - The period of time during which each Service or Service Element is non-Operational during the Measurement Period, subject to any exclusion applicable in the agreement. Outage Time shall be calculated as the time between the opening of a trouble ticket due to a breach in an applicable performance for a Service or Service Element, and the closing of such trouble ticket, and shall exclude Customer Time. "Customer Time" shall mean the period during which SAVVIS or a SAVVIS subcontractor is (i) denied access to the site or (ii) has requested and is awaiting the provision of necessary additional information from Moneyline or Moneyline Customer in order to trouble shoot a problem, and as a sole consequence of being denied access or not receiving the necessary additional information, is unable to take further action pending access or receipt of such information. During Customer time, SAVVIS shall use its commercially reasonable efforts to ameliorate the Outage Time regardless of the existence of a Customer Time event.

Pro-Active Notification -The requirement that SAVVIS will contact Moneyline within [**] of any Outage. Notification will be via e-mail, or other agreed upon delivery method, and will be provided to the Moneyline Senior Vice President of Global Network and Operations or his/her designee.

Redundant Edge - A customer implementation where more than one local access, SAVVIS-managed on-Site equipment and customer network port has been put in place with diverse routing for resiliency purposes, measured from the customer premise device (IAD/router) to SAVVIS' network Edge.

Region - Defined, as applicable, as follows:

North America:  United States, Canada.

LATAM/Carib: Bermuda, Puerto Rico and the Caribbean.

Europe: UK, Netherlands, Germany, Italy, France, Belgium, Switzerland, Ireland, Denmark, Finland, Poland, Luxemburg, Spain, and Sweden.

Asia: Japan, Hong Kong, Singapore, Korea, Philippines, Malaysia, Indonesia, India, China, Taiwan, Thailand, New Zealand, and Australia.

Middle East and South Africa: Abu Dhabi, Bahrain, Israel, Kuwait, Lebanon, OMAN, Qatar, United Arab Emirates, and South Africa.

Trans-Atlantic:  New York to London.

Trans-Pacific: Los Angeles to Tokyo.

Round Trip Delay (RTD) - For each Region, the time required for a packet on a 256 kbps port (excluding satellite delivered services, if applicable) to travel round trip an average distance of:

                                  Exhibit C-6

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

North America:   [**]

Europe:   [**]

Asia:    [**]

Middle East and South Africa:   [**]

Trans Atlantic:   [**]

Trans Pacific:    [**]

The average Round Trip Delay shall be calculated as follows:

[**]

Service Access Point: - The point of interconnection between Moneyline Customer Premises equipment and any line, circuit, or terminal equipment that is owned, leased, or maintained by SAVVIS or any access provider from whom SAVVIS obtains access services on Moneyline behalf. Where Moneyline procures such access services directly, the Service Access Point shall be the point of interconnection between the access provider and SAVVIS or it subcontractor.








                                  Exhibit C-7

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

         3.  Managed Services, Data Feed Collection Network, Office Automation
             -----------------------------------------------------------------
             Network
             -------

INTRA-NORTH AMERICA



-------------------------------------------------------------------------------------------------------------
                                              Average Monthly        Average Monthly
Class of              Average Monthly         SAVVIS Core            SAVVIS Core            Degradation of
Service               Availability            RTD                    Packet Loss            Service
-------------------------------------------------------------------------------------------------------------
Class 1               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 2               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 3               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 4               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------


INTRA-EUROPE



-------------------------------------------------------------------------------------------------------------
                                              Average Monthly        Average Monthly
Class of              Average Monthly         SAVVIS Core            SAVVIS Core            Degradation of
Service               Availability            RTD                    Packet Loss            Service
-------------------------------------------------------------------------------------------------------------
Class 1               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 2               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 3               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 4               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------


INTRA - ASIA PACIFIC



-------------------------------------------------------------------------------------------------------------
                                              Average Monthly        Average Monthly
Class of              Average Monthly         SAVVIS Core            SAVVIS Core            Degradation of
Service               Availability            RTD                    Packet Loss            Service
-------------------------------------------------------------------------------------------------------------
Class 1               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 2               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 3               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 4               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------


TRANS-ATLANTIC



-------------------------------------------------------------------------------------------------------------
                                              Average Monthly        Average Monthly
Class of              Average Monthly         SAVVIS Core            SAVVIS Core            Degradation of
Service               Availability            RTD                    Packet Loss            Service
-------------------------------------------------------------------------------------------------------------
Class 1               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 2               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 3               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 4               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------


TRANS-PACIFIC



-------------------------------------------------------------------------------------------------------------
                                              Average Monthly        Average Monthly
Class of              Average Monthly         SAVVIS Core            SAVVIS Core            Degradation of
Service               Availability            RTD                    Packet Loss            Service
-------------------------------------------------------------------------------------------------------------
Class 1               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------



                                  Exhibit C-8

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version



-------------------------------------------------------------------------------------------------------------
                                              Average Monthly        Average Monthly
Class of              Average Monthly         SAVVIS Core            SAVVIS Core            Degradation of
Service               Availability            RTD                    Packet Loss            Service
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class 2               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 3               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------
Class 4               [**]                    [**]                   [**]                  [**]
-------------------------------------------------------------------------------------------------------------



4.   Pro-Active Notification
     -----------------------

SAVVIS shall, within [**] of any Outage, provide Moneyline with Pro-Active Notification.

5.   Failure to Meet Service Level Requirements
     ------------------------------------------

If SAVVIS fails to meet any of the foregoing Service Level requirements, Service Credits shall be issued to Moneyline as follows:

A.   Availability:

Note:  Time is determined from opening of ticket to restoration of service.

If SAVVIS fails to meet this Service Level requirement, one of the following Service Credits shall be issued to Moneyline:

Up to [**]:[**] of monthly billed site revenue per affected site (i.e., the fees associated with the applicable service or connection), excluding local access. [**]:[**] of monthly billed site revenue per affected site, excluding local access. Over [**]: [**] of monthly billed site revenue per affected site, excluding local access.

Notwithstanding the foregoing, if Moneyline is due its maximum amount of Service Credit in any calendar month, and there exists a Service Failure in the same calendar month which would otherwise result in additional Service Credit, then the additional Service Credit shall roll forward to the next calendar month only, and shall apply in full, subject to the Service Credit cap for such month, to the payments otherwise due from Moneyline in the next calendar month.

In addition to the foregoing, if a Service Credit is due to Moneyline in any calendar month, and there exists a Service Failure for the same Service in the next calendar month, then the Service Credit due to Moneyline shall be doubled. If there exists a Service Failure for the same Service in the third consecutive month, then the Service Credit due to Moneyline shall be trebled. This shall be subject to the Service Credit cap for such month.

In addition to and cumulative of all other remedies available to Moneyline under the Agreement, in the event SAVVIS has Outages with regard to any specific Service of more than [**] per month for any [**] month period, Moneyline may, at its sole option and upon not less than [**] prior written notice to SAVVIS, terminate such specific Service, for the affected site, without penalty, cost or further obligation.

B.   Round Trip Delay:

If RTD exceeds the Service Levels set forth above, SAVVIS will credit [**] of monthly billed site revenue per site on any sites connected to the affected POP, excluding local access.

Notwithstanding the foregoing, if a Service Credit of [**] is due to Moneyline in any calendar month, and there exists a Service Failure in the same calendar month which would otherwise result in a Service Credit of [**], then the [**] Service Credit shall roll forward to the next calendar month, and shall apply

                                  Exhibit C-9

[**] CONFIDENTIAL TREATMENT REQUESTED
in full to the payments otherwise due from Moneyline in the next calendar month. This shall be subject to the Service Credit cap for such month.

In addition to the foregoing, if a Service Credit is due to Moneyline in any calendar month, and there exists a Service Failure for the same Service in the next calendar month, then the Service Credit due to Moneyline shall be doubled. If there exists a Service Failure for the same Service in the third consecutive month, then the Service Credit due to Moneyline shall be trebled. This shall be subject to the Service Credit cap for such month.

In addition to and cumulative of all other remedies available to Moneyline under the Agreement, in the event SAVVIS fails to achieve required RTD targets for any [**] month period, Moneyline may, at its sole option and upon not less than [**] prior written notice to SAVVIS, terminate the applicable Service, for the affected site, without penalty, cost or further obligation.

C.  Packet Loss:

If Packet Loss exceeds the Service Levels set forth above, SAVVIS will credit [**] of monthly billed site revenue per site on any sites connected to the affected POP, excluding local access.

In addition to and cumulative of all other remedies available to Moneyline under the Agreement, in the event SAVVIS fails to achieve required Packet Loss targets for any [**] month period, Moneyline may, at its sole option and upon not less than [**] prior written notice to SAVVIS, terminate the applicable Service, for the affected site, without penalty, cost or further obligation.

D.  Pro-Active Notification:

If SAVVIS Fails to Pro-Actively notify Moneyline of an Outage within [**], SAVVIS will credit [**] of monthly billed site revenue per affected site not receiving proactive notification, excluding local access.

Notwithstanding the foregoing, if Moneyline is due its maximum amount of Service Credit in any calendar month, and there exists a Service Failure in the same calendar month which would otherwise result in additional Service Credit, then the additional Service Credit shall roll forward to the next calendar month only, and shall apply in full, subject to the Service Credit cap for such month, to the payments otherwise due from Moneyline in the next calendar month.

In addition to the foregoing, if a Service Credit is due to Moneyline in any calendar month, and there exists a Service Failure for the same Service in the next calendar month, then the Service Credit due to Moneyline shall be doubled. If there exists a Service Failure for the same Service in the third consecutive month, then the Service Credit due to Moneyline shall be trebled. This shall be subject to the Service Credit cap for such month.

E.  Degradation of Service

Penalties will be credited for failure to meet the Degradation of Service targets as listed below:

[**] but [**]:[**] of monthly billed charges with respect to each affected site.

[**] but [**]:[**] of monthly billed charges with respect to each affected site.

[**]:[**] of monthly billed charges with respect to each affected site.

                                  Exhibit C-10

[**] CONFIDENTIAL TREATMENT REQUESTED

F.  Creditable Service Level credit limits

The following credit CAPs are applicable to the Service Credits:

All Network Service level measurements exclude agreed upon maintenance windows.

Service Credits are not applicable in the event of, but solely to the extent directly attributable to, a catastrophic network event, or if due to [**] (with regard to services [**] is providing Moneyline) and/or Moneyline, and/or Moneyline Customer caused event(s).

For Network Services in countries where SAVVIS does not provide local circuits, the Service Levels stated above shall apply unless, and only to the extent, that the Service Failure is solely attributable to the third party provider of local circuits, as reasonably evidenced by SAVVIS.

For Network Services in Off-Network Countries, the Service Levels above shall apply at the point commencing at the SAVVIS POP.

If SAVVIS fails to meet the applicable Service Levels for Core Availability, Moneyline shall only receive credits for Core Availability and shall not also receive credits for Core Packet Loss, Local Packet Loss, Local Availability and Round Trip Delay.

If SAVVIS fails to meet the applicable Service Levels for Core Packet Loss, and the Core Packet Loss causes SAVVIS to fail to meet the applicable Service Levels for Local Packet Loss, Moneyline shall only receive credits for Core Packet Loss and shall not also receive credits for Local Packet Loss.

There are no Service Levels on [**] until [**] after the commencement of the rollout of the new Middle East network, when the parties will mutually agree to a comparable SLA measure. If the parties do not agree within [**] following the [**] above, then the matter will be escalated pursuant to the dispute escalation and resolution procedures set forth in the body of the Agreement. There are no Service Levels for Legacy Network Services.

[**]

I.  Annual Maximum

The maximum Service Credits for all Moneyline Sites in a given year of the Term shall not exceed [**] per year of the annual billed charges for all Moneyline Sites, provided, however, that should such limit be reached in any year during the Term, the parties shall promptly meet in good faith to discuss an appropriate adjustment to the limit. Should the parties fail to agree on such limit within [**], Moneyline will have the option in its sole discretion to submit the matter for Dispute Resolution pursuant to Article 17 of the Agreement.

J.  Dispute Regarding Service Credits

Where either party has a bona fide dispute as to either whether Service Credits should be provided, or the appropriate amount of such Service Credits for any actual or alleged Service Failures hereunder, such dispute may be submitted for Dispute Resolution pursuant to Article 17 of the Agreement.

                                  Exhibit C-11

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

                                    EXHIBIT D

                            CHANGE CONTROL PROCEDURES

                            CHANGE CONTROL PROCEDURES

The parties agree to establish a formal Change Control Procedure and process document as part of the Communications Operations Manual. Such document will be predicated on some or all of the following:

     o Knowledge of what the Change is to accomplish and the reasons for such Change
     o Notification procedures for both internal and external customers and groups that will be affected by the Change
     o    Description on mitigation of service disruption, if any
     o    Timeframes
     o    Qualifications of personnel performing the work
     o Reasonable confirmation that documentation and plan(s) are current and error free
     o Reasonable confirmation on the capability of the restoration of original service (prior to Change request) in the event of a malfunction caused by the work
     o    Confirmation of Change Procedures review and walk through

Additionally the parties will establish a process for the following:

     o    Submission and receipt of Change requests
     o    Review and logging of Change requests
     o    Feasibility of the Change
     o    Approval of the Change
     o    Implementation of the Change

                                   Exhibit D-1

                                                               Execution Version

                                    EXHIBIT E

                              MONEYLINE COMPETITORS

         [**]









                                   Exhibit E-1

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


                                    EXHIBIT G

                               RELEVANT EMPLOYEES

                        PACRIM TRANSFERS
-----------------------------------------------------------------
COUNTRY                 CITY            DIVISION    POSITION
-----------------------------------------------------------------
AUSTRALIA                               [**]        [**]
CHINA                   Shanghai        [**]        [**]
CHINA                   Beijing         [**]        [**]
CHINA                   GuangZhou       [**]        [**]
HONG KONG               Hong Kong       [**]        [**]
INDONESIA                               [**]        [**]
-----------------------------------------------------------------
MALAYSIA                                [**]        [**]
-----------------------------------------------------------------
PHILIPPINES                             [**]        [**]
SINGAPORE               Singapore       [**]        [**]
TAIWAN                                  [**]        [**]
THAILAND                                [**]        [**]
-----------------------------------------------------------------
VIETNAM                                 [**]        [**]
-----------------------------------------------------------------


TOTAL: PACRIM                                       [**]
-----------------------------------------------------------------


                              EMEA TRANSFERS
----------------------------------------------------------------------------
COUNTRY                    CITY                DIVISION      POSITION
----------------------------------------------------------------------------
AUSTRIA                    Vienna              [**]          [**]
BELGIUM                    Brussels            [**]          [**]
DENMARK                    Copenhagen          [**]          [**]
FINLAND                    Helsinki            [**]          [**]
----------------------------------------------------------------------------
GERMANY                    Berlin              [**]          [**]
GERMANY                    Dusseldorf          [**]          [**]
GERMANY                    Hamburg             [**]          [**]
GERMANY                    Frankfort           [**]          [**]
HUNGARY                    Budapest            [**]          [**]
----------------------------------------------------------------------------
IRELAND                    Dublin              [**]          [**]
----------------------------------------------------------------------------
NETHERLANDS                Amsterdam           [**]          [**]
                                               ---------------
NORWAY                     Oslo                [**]          [**]
----------------------------------------------------------------------------
SWEDEN                     Stockholm           [**]          [**]
------------------------------------------------             ---------------
SWITZERLAND                Geneva              [**]          [**]
SWITZERLAND                Zurich              [**]          [**]
UK                         London              [**]          [**]

TOTAL: EMEA                                                  [**]
----------------------------------------------------------------------------



                                   Exhibit G-1

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


                                    EXHIBIT H

                  LIST OF COUNTRIES WHERE SERVICES ARE PROVIDED

[**]

[**]

[**]

AMERICAS
--------
1. United States (including Puerto Rico and all other territories)     [**]
2. Canada                                                              [**]
3. Bermuda                                                             [**]

COUNTRY - EUROPE, AFRICA AND MIDDLE EAST
----------------------------------------
1.  Austria                                                            [**]
2.  Bahrain                                                            [**]
3.  Belgium                                                            [**]
4.  Denmark                                                            [**]
5.  Finland                                                            [**]
6.  France                                                             [**]
7.  Germany                                                            [**]
8.  Greece                                                             [**]
9.  Hungary                                                            [**]
10. Ireland                                                            [**]
11. Italy                                                              [**]
12. Kuwait                                                             [**]
13. Luxembourg                                                         [**]
14. Netherlands                                                        [**]
15. Norway                                                             [**]
16. Poland                                                             [**]
17. Saudi Arabia                                                       [**]
18. Spain                                                              [**]
19. Sweden                                                             [**]
20. Switzerland                                                        [**]
21. United Arab Emirates                                               [**]
22. United Kingdom                                                     [**]
23. South Africa[**]                                                   [**]

COUNTRIES - ASIA
----------------
1.  Singapore                                                          [**]
2.  Malaysia                                                           [**]
3.  Indonesia                                                          [**]
4.  Thailand                                                           [**]
5.  Philippines                                                        [**]
6.  India                                                              [**]
7.  China                                                              [**]
8.  Hong Kong                                                          [**]
9.  Taiwan                                                             [**]

                                   Exhibit H-1

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

10. South Korea                                                        [**]
11. Australia                                                          [**]
12. New Zealand                                                        [**]
13. Japan                                                              [**]

[**]






                                   Exhibit H-2

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

                                    EXHIBIT I

                             LIST OF MONEYLINE SITES



---------------------------------------------------------------------------------------------------------------------
COUNTRY                TYPE OF OPERATION        LOCATION
---------------------------------------------------------------------------------------------------------------------
ASIA-PACIFIC
---------------------------------------------------------------------------------------------------------------------
CHINA                  [**]                     Kerry Center Level 5, Units 520-524,  525-527, No. 1 Guang
                                                Hua Road, Chao Yang District, Beijing, 100020
---------------------------------------------------------------------------------------------------------------------
                       [**]                     No. 2, San Jian Fong Dong Rd, Chaoyad District, Beijing
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Guangdong International Hotel, 1106-1107-11018 GITIC
                                                Plaza, 339 Wan Si E. Rd, Guangzhou
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Area C, Location 6 & 7, Under-Ground Mid Level, GITIC
                                                Plaza, 329 Wan Si E Rd, Guangzhou
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Jiushi Renaissance Bldg., 17F, Flat A,B,C,D, 918 Huai Hai
                                                Zhong Rd, Shanghai
---------------------------------------------------------------------------------------------------------------------
                       [**]                     1521 Zhong Shan Xi Road, Shanghai
---------------------------------------------------------------------------------------------------------------------
                       [**]                     c/o Data Network Management Center, Shanghai Information
                                                Industry 5/F, No. 61 Fenyang Road, Shanghai, 200031
---------------------------------------------------------------------------------------------------------------------
                       [**]                     c/o Beijing Telegraph Office, 11Xi Chang An St., Beijing
                                                PRC, China 100031
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
HONG KONG              [**]                     11/F, HK Telecom CSL Tower, 322 Des Voeux Rd, Central
---------------------------------------------------------------------------------------------------------------------
                       [**]                     6F, Glouscester Tower, The Landmark, 11 Pedder Street,
                                                Central, Hong Kong
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
JAPAN                  [**]                     3F Nikkei Koraibashi Building, 1-4-2 Koraibashi Chuo-ku,
                                                Osaka 541 0043, Japan
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Kyodo Tsushin Ikebukuro Bunshitu, 5F 3-13-3 Higashi,
                                                Ikebukuro, Toshima ku, Tokyo 170 0013
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TAIWAN                 [**]                     7/F, Hung Kuo Bldg, 167 Tun Hua N. Raod, Taipei
---------------------------------------------------------------------------------------------------------------------
                       [**]                     No. 22 - 28 Ming Ying Rd, Section 3, Wuku Hsiang, Taipei
                                                Hsien
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
INDONESIA              [**]                     c/o Antara News Agency, 1807 Wisma Antara building 17
                                                Merdeka Salantan Jakarta, 10110
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Suite 1507, 15F, Tower 1, Jakarta Stock Exchange Building,
                                                Jl. Jend Sudirman Kav 52-53, Jakarta 12190
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
MALAYSIA               [**]                     Zone 5 & 6, 12/F, Arab-Malaysian Bl, 55 Jalan Raja Chulan,
                                                50200 Kuala Lumpur
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
PHILLIPINES            [**]                     Level 9, Tower 1, The Enterprise Center, Ayala Avenue,
                                                Makati City, Manila
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SINGAPORE              [**]                     151 Lorong Chuan #02-03, New Tech Park, 556741
---------------------------------------------------------------------------------------------------------------------
                       [**]                     50 Raffles Plce, 13, 14 & 23F SingaporeLand Tower 048658
---------------------------------------------------------------------------------------------------------------------




                                   Exhibit I-1

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version



---------------------------------------------------------------------------------------------------------------------
THAILAND               [**]                     Abdulrahim Place, Unit 608, 6th Floor, 990 Rama 4 Road,
                                                Bangrak, Bangkok
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
VIETNAM                [**]                     17 Ngo Quyen St Unit 01 3/F Int'l Centre, Hanoi, Vietnam
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
AUSTRALIA
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Level 13, Westpac Plaza,                        Sydney NW 2000
                                                (Unit 1301 only)

---------------------------------------------------------------------------------------------------------------------
                       [**]                     Level 19, 360 Collins Street Melbourne, Victoria 3000,
                                                Australia
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Parkwater Serviced Office, 7, Level 18,
                                                152-158 St. Georges Terrace, Perth
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NEW ZEALAND            [**]                     Part level 22,  Morrison Kent Hse, 105-109 TheTerrace,
                                                Wellington
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
INDIA                  [**]                     c/o Indian Quotation Systems, 96 Mittal Chambers 9th Floor
---------------------------------------------------------------------------------------------------------------------
                       [**]                     226, Backbay Relamation, Nariman Point Mumbai, India 400
                                                021
---------------------------------------------------------------------------------------------------------------------
                       [**]                     c/o Indian Quotation Systems, 16 Bhai Vir Singh Marg, New
                                                Delhi, 110 001
---------------------------------------------------------------------------------------------------------------------
KOREA                  [**]                     Yonhap News Yonhap Building 85-01, Soosong-dong,
                                                Chongru-Ku Seoul
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
EUROPE-MIDDLE EAST-AFRICA
---------------------------------------------------------------------------------------------------------------------
BELGIUM                [**]                     273 Avenue de Tervueren, 1150 Brussels
---------------------------------------------------------------------------------------------------------------------
                       [**]                     C/O Worldcom SA/NV Rue de la Science 37 1040 Brussels
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
LUXEMBORG              [**]                     Rue Guillaume Schneider 6, L-2522, Grand Duchy of
                                                Luxembourg
---------------------------------------------------------------------------------------------------------------------
                       [**]                     SICAP 34  Avenue Guillaume, 1650 Luxwmbourg
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NETHERLANDS            [**]                     Rivierstaete Building, Amsteldijk 166, 1079 LH Amsterdam
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NORWAY                 [**]                     5TH fl, Rosenkrantzgatan 20, 0160, Oslo
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
DENMARK                [**]                     Nyhavn 31 G, 1st floor, 1051 Copenhagen, Denmark
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
FINLAND                [**]                     Regus Business Center, Helsinki Luna House,
                                                Mannerheimintie 12 B 00100 Helinski

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SWEDEN                 [**]                     Biblioteksgatan 12 Box 7595 SE-103 93 Stockholm
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
ESTONIA                [**]                     No. 2 Roosikrantsi, 3rd floor, 10119 Tallinn
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Estelecom, Endla 16, 10142 Tallinn,
---------------------------------------------------------------------------------------------------------------------



                                   Exhibit I-2

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version



---------------------------------------------------------------------------------------------------------------------
LATVIA                 [**]                     c/o BANS, Dzirnavu 57, 6th floor, Riga, LV-1010
---------------------------------------------------------------------------------------------------------------------
                       [**]                     SIA Lattelekom, Dzirnavu Str 105 , 5th floor, Riga LV 1011
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
LITHUANIA              [**]                     c/o Baltinc News Joigailos 9/1,Lt- 2001  Vilnius
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
IRELAND                [**]                     Dublin Exchange Facility, Custom Housr Docks I.F.C.S.C,
                                                Dublin
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
U.K.                   [**]                     Winchmore House, 15 Fetter Lane, London EC4
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Exchange Tower, 1 Harbour Exchang Square, E14 9B,
                                                London
---------------------------------------------------------------------------------------------------------------------
                       [**]                     9 Chadwick Close, Wilmslow, Cheshire SK9 2GL
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
AUSTRIA                [**]                     Rennweg 9, 1030 Wien Vienna
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
GERMANY                [**]                     Passauer Str. 8-9 10789, Berlin
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Oststrasse 10 (Wehrhahncentre) D 40 211 Dusseldorf
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Mainzer Landstrabe 23a, D 60329 Frankfurt
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Amiraplatz 3, D 80333, Munich
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Fleethof, Stadthausbrucke 1-3, 20355, Hamburg
---------------------------------------------------------------------------------------------------------------------
                       [**]                     C/O MFS Worldcom, Rebstoecker Strasse 57-59, 60326
                                                Frankfurt
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Bridge @ Colt Co Location, Uerdinger Strasse 90, 40474
                                                Dusseldorf
---------------------------------------------------------------------------------------------------------------------
                       [**]                     C/O MFS Worldcom, Willhoop 3, 22453 Hamburg
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
HUNGARY                [**]                     1051 Budapest, Hungary, Bajcsy-Zsilinszky ut. 12. 2/201
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SWITZERLAND            [**]                     20 Rue de Pre-Bois, Case Postale 706, 1215 Aeroport,Geneva
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Orion 2 Hardturmstrasse, 181 Zurich
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
POLAND                 [**]                     Warsaw Financial Center, 29th Floor, Emilii Platter 53, 00-
                                                113, Warsaw
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
RUSSIA                 [**]                     Masha Poryvaeva 11, Office 805, 107078 Moscow
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SLOVAK REPUBLIC        [**]                     Metadova 7, 821 08 Bratislava
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
ROMANIA                [**]                     Blvd Libertatii Nr. 6, Bldg 116, Apt 41, 70666 Bucharest,
                                                Romania
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
CYPRUS                 [**]                     38, Andreas Araouzos St, Flat 201, Nicosia 23917, Cyprus
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
GREECE                 [**]                     c/o Space Hellas 59 EM. Benaki, 5th Floor, Athens 10681
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Valaoritou 17 Athens

---------------------------------------------------------------------------------------------------------------------



                                   Exhibit I-3

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


---------------------------------------------------------------------------------------------------------------------
PORTUGAL               [**]                     Avda Da Libertade, 249 - 1st floor, 1250-143 Lisbon
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SPAIN                  [**]                     Paseo Castellana 77, Edificio Azul, Plata 1a Centra Azca,
                                                28046, Madrid
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
FRANCE                 [**]                     5, Boulevard Montmarte, 75002 Paris
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
ITALY                  [**]                     Via Amedei 15, 20123, Milan (ground, first, 3rd floor,
                                                warehouse and carpark)
---------------------------------------------------------------------------------------------------------------------
                       [**]                     via del Tritone 169, 00187 Rome
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
BAHRAIN                [**]                     102, BMB center, Diplomatic Area, Building No 312, Road
                                                No 336, Manama, Bahrain
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Facilities Management Center,Telegraph House, 5th Floor,
                                                House No 312,Road No 336,Block No 311, Salmaniya,
                                                Manama, Bahrain
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
KUWAIT                 [**]                     504, 5th floor, Wataniya Souk, Murqab, P.O. Box 64095,
                                                Shuwaikh (B) 70451 Kuwait
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Ministry of Communications Building, 9th Floor, Kuwait City
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
OMAN                   [**]                     Al Araimi Travel Building, Matrah
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
QATAR                  [**]                     Gulf Plaza Building, 3rd fl, Old Diwan street, Doha, Qatar
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SAUDI ARABIA           [**]                     Al Nakheel Centre, Jeddah
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Apartment #1161, Salehiya Bldg, King Fahd Road, Riyadh
---------------------------------------------------------------------------------------------------------------------
                       [**]                     5 Dareen Commercial Center, Al Ahsha Street, Malaz, P.O.
                                                Box 64835, Riyadh 11546, Saudi Arabia
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
UAE                    [**]                     P.O Box 23571, 102, City Tower 2, Sheikh Zayed Road,
                                                Dubai
---------------------------------------------------------------------------------------------------------------------
                       [**]                     102b Al-Attar Tower Sheikh Zayed Road Dubai
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Al Moosa Tower 1, Dubai
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
ABU DHABI              [**]                     Flat M02, Khalifa Houmaid Sohel Al Mohairi Bldg, Bldg No
                                                5416, Madinat Zayed, Abu Dhabi
---------------------------------------------------------------------------------------------------------------------
                       [**]                     5th Fl, Allan Insurance Bldg, Hamdan street, Abu Dhabi
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TUNISIA                [**]                     33 Avenue Habib Bourguiba, Yasmine Center, 4th Etage,
                                                1000 Tunisia, Tunisia
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA           [**]                      9th Floor, Shell Hoiuse, 9 Riebeek St. Cape Town, South
                                                 Africa
---------------------------------------------------------------------------------------------------------------------
                       [**]                      7 Sturdee Ave, Rosebank, Gauteng, Johannesburg, SA
---------------------------------------------------------------------------------------------------------------------


                                   Exhibit I-4

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version



-------------------------------------------------
MONEYLINE TELERATE - AMERICAS

---------------------------------------------------------------------------------------------------------------------
CANADA                 [**]                     170 University Avenue, 8th floor, ToRonto
---------------------------------------------------------------------------------------------------------------------
                       [**]                     839 Fifth Avenue SW, Calgary
---------------------------------------------------------------------------------------------------------------------
                       [**]                     630 Rene-Levesque Blvd.West, Suite 2880, Montreal
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Suite 1517, 885 West Georgia, Vancouver BC
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
U.S.
---------------------------------------------------------------------------------------------------------------------
  NEW YORK             [**]                     7 Harrison Street New York, NY 10013 - 1st floor &
                                                basement
---------------------------------------------------------------------------------------------------------------------
                       [**]                     233 Broadway, 23rd Floor, New York, NY
---------------------------------------------------------------------------------------------------------------------
                       [**]                     140 Broadway, New York, NY
---------------------------------------------------------------------------------------------------------------------
LOUISIANA              [**]                     1250 Poydras Street, 11th Floor, New Orleans, LA  70113
                                                (iRev2Lease)
---------------------------------------------------------------------------------------------------------------------
ILLINOIS               [**]                     North LaSalle Center, Ste 200, 203 N. LaSalle Street,
                                                Chicago, IL 60601 (serviced office - HQ Global)
---------------------------------------------------------------------------------------------------------------------
CALIFORNIA             [**]                     2465 Faber Place, Palo Alto, CA  95950 (Reuters Lease)
---------------------------------------------------------------------------------------------------------------------
SEE NOTE 1             [**]                     3440 W. El Camino Real, Mountain View CA  see note
---------------------------------------------------------------------------------------------------------------------
CALIRORNIA             [**]                     Ste 500, One Embarcadero Center, San Francisco, CA 94194 -
                                                serv iced office
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY             [**]                     95 Greene Street, Jersey City, NJ
---------------------------------------------------------------------------------------------------------------------
TEXAS                  [**]                     Suite 300, 14090 Southwest Freeway Sugar Land, TX 77478 -
                                                serviced office HQ Global
---------------------------------------------------------------------------------------------------------------------
                       [**]                     Location

---------------------------------------------------------------------------------------------------------------------
NEW YORK               [**]                     One State Street Plaza, New York, NY 10004 (Reuters Lease,
                                                Moneyline Telerate Employees)
---------------------------------------------------------------------------------------------------------------------
NEW YORK               [**]                     80 Pine Street, New York, NY  (Equipment Only)
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY             [**]                     165 Haley, Newark, NJ (Equipment Only)
---------------------------------------------------------------------------------------------------------------------
MISSOURI               [**]                     717 Office Parkway, St. Louis, Missouri 63141 (Reuters
                                                lease)
---------------------------------------------------------------------------------------------------------------------
                       [**]                     795 Office Parkway, St Louis, Missouri 63141 (Reuters
                                                Lease)
---------------------------------------------------------------------------------------------------------------------
                       [**]                     10050 Manchester Road, St Louis, Missouri 63122
---------------------------------------------------------------------------------------------------------------------



                                   Exhibit I-5

 [**] CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT J

                             EXISTING SUBCONTRACTORS

1.       SAVVIS Existing Subcontractors

                  [**]
                  [**]
                  [**]

2.       Moneyline Existing Subcontractors

                  [**]





                                   Exhibit J-1

 [**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


                                    EXHIBIT K

                      DISASTER RECOVERY AND AVOIDANCE PLAN

                                EXECUTIVE SUMMARY

         A Business Continuity Plan (BCP) ensures timely resumption and/or continuation of core network functionality in the event that one or more network elements experiences a failure. In addition, this BCP describes the redundancy methodology employed in the SAVVIS network, including Information Technology
(IT) functions and the recovery from disasters.

PURPOSE OF THE BUSINESS CONTINUITY PLAN

         The purpose of the BCP is to reduce the risk of a network failure causing a disruption of continued service within the network core, and/or to our customers, and/or to SAVVIS internal networks. The BCP documents the processes that allow for the continued minimum acceptable level of service in the event of a failure.

SCOPE OF PLAN

         This plan applies to the SAVVIS Core Network that carries/delivers customer data and SAVVIS' internal networks that are utilized in the support of customer data delivery. SAVVIS' engineering plan is to withstand any single fault that occurs on our long hauls, short hauls, drains, central processor cards, input-output processor cards, fans, power supplies, power grids and high-volume air-conditioning units (HVAC). SAVVIS IT plan is to withstand and recover from a single fault within a single server, single LAN segment or single internal site.

REFERENCED DOCUMENTS

         SAVVIS' Service Level Agreements (SLA's).

         SAVVIS' Corporate Security Policy

         SAVVIS' IT Plan

         SAVVIS Human Resources Policy and Procedures

         SAVVIS E-Policies

         Vendor Documentation (specific to the equipment used by SAVVIS in the Network Core).

ROLES AND RESPONSIBILITIES

         The development and enforcement of the BCP is under the control and direction of SAVVIS' Chief Technology Officer (CTO). Supporting the CTO are:
SAVVIS' Corporate Security organization, Human Resources and the Product Development organization. Organizations/staff responsible for the enforcement of this BCP include:

         Executive Team (CEO, CTO, CFO, President and General Manager)

                                  Exhibit K-1

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


         Human Resources and General Counsel

         Engineering/Operations/Security and Product Management/Development

         Support Organizations (Finance, Order Provisioning Groups and Sales)

TERMINOLOGY USED THROUGHOUT THIS DOCUMENT

         Disaster:  An event that results in the failure of a network component.

         Failure:  The loss of functionality of a network component.

         IT Functions: Billing/Acuity, CDS/Vantive, NavisCore/SCS/HPOV, Email, PBX, SAMS/WWW, CCC/Opstats, Firewall/Bastions, Ethernet/LAN, and other systems/equipement supporting daily corporate operations.

         Local Loop: The circuit provided by the xLEC that provides service down to the Customer Premise Equipment (the demarcation point between SAVVIS' network and the customer's network).

         Long Haul Circuit: The circuits connecting SAVVIS' backbone switches - POP to POP.

         Network: The network components that make up SAVVIS' network, including switches and routers.

         Network Core: The switches in the network that have long haul circuit connected to them. Network Core and Core Network may be used interchangeable.

         Outage:  In inability to pass traffic that exceeds 5 minutes.

         Short Haul Circuit: The circuits between SAVVIS Network components within a POP.

BUSINESS PROCESS DESCRIPTION

         SAVVIS is a global network services provider. The core network must meet or exceed the service levels defined in the standard SAVVIS Network Services Agreements for our standard product offerings: Intelligent IP, Intelligent Hosting, Internet and SAVVISecure.

                                  Exhibit K-2

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


INTELLIGENT IP

                               [GRAPHIC OMITTED]

         SAVVIS' core business is based on our Intelligent IP Networking(sm) product offering. At the base, we have developed the Network Creation System, or NCS. The NCS provides a front-end with a single graphical interface into all of the network elements. From the equipment deployed at the customer premise, to our network edge, and through the network core, we have a single configuration and provisioning engine. The NCS also interfaces to the back-end support systems, providing a single interface for our operations and support staffs.

         The second component of IIP is our ATM network core. ATM allows SAVVIS to segment and prioritize customer traffic at Layer-2 of the OSI model.

         The third component is to have a range of access methods. From dial to DSL to ATM and Ethernet. Regardless of the access type, IIP products and services provide a fully interoperable solution.

         Lastly, we add the Intelligent IP Services. These are the Layer-3 features that normally require a customer to deploy expense premise-based equipment to handle. SAVVIS has moved the "smarts" of the network, into the network. Customers can now focus on their core business competencies, while allowing SAVVIS to handle the management of the services that will deliver the data to the customer's customers, and business partners.

         Our IIP services provide in-network features such as anti-spoofing to prevent masquerade attacks, and a fully stateful firewall. It is within these services we can provide application-aware QoS and NAT.

INTELLIGENT HOSTING

         The Intelligent Hosting product provides the physical environment, connectivity, and management of a customer's e-business infrastructure hosted within a SAVVIS facility. Equipment is housed within our secure, carrier-class data centers; connected directly to the SAVVIS backbone network; and monitored on a 24x7 basis.

                                  Exhibit K-3

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


         The Hosting facilities include state-of-the-art fire suppression, industry leading security countermeasures, and redundant power, cooling, and network connectivity.

INTERNET

         SAVVIS' Internet service makes use of the Internet Transiting connections described throughout this document.

SAVVISECURE

         The SAVVISecure products are deployed on the customer premise behind the Integrated Access Devie (IAD) or in the SAVVIS Hosting Area Network (HAN). The SAVVISecure

ORGANIZATIONAL ELEMENTS

         Engineering: SAVVIS' Engineering organization reports to the CTO. Engineering is responsible for the network design, capacity planning and network management.

         Corporate Security: SAVVIS' Corporate Security organization reports to the CTO. Corporate Security is responsible for the development and enforcement of the Security Policy and the Acceptable Use Policy.

         Human Resources: SAVVIS' Human Resources organization reports to the President and CEO. Human Resources is responsible for defining employment policies and their related enforcement, including termination events.

         Product Management/Development: SAVVIS' Product Management and Product Development organizations reports to the Executive Vice President of Product Management, and to the CTO. Product Management and Product Development are responsible for product and process definition and deployment.

ACCEPTABLE MINIMUM LEVELS

         SAVVIS provides minimum acceptable service levels based on the four classes of service we offer under the various product offerings. Refer to the Service Level Agreement documentation for specifics on each class of service. SAVVIS provides SLA's for Core Network Availability, Edge (core to customer premise) availability, Round Trip Delay (RTD), and Packet Loss.

         SAVVIS also has Service Level Objectives for IT resources, as defined within the IT Plan.

BUSINESS IMPACT

         Failure to meet our SLA's impacts SAVVIS' business objectives and goals of being a premier service provider of Intelligent IP solutions, and the first to deliver Internet economics to private IP networks. A failure in the core network, or a failure to meet our SLA's, directly impacts SAVVIS' business due to the fact that SAVVIS provides "credits" for the failure to meet or exceed the SLA. This directly impacts revenue.

         The benefits of high-end private networks are now accessible to small and medium-sized businesses, while the Fortune 1000 can be more nimble in the execution of their e-commerce strategies.

                                  Exhibit K-4

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


SAVVIS' state-of-the-art global IP platform provides a full range of customer-specified Internet, intranet and extranet networks, combining the flexibility and fast time-to-market of the Internet, with the QoS, security and reliability of Private IP networks.

         SAVVIS has a dominant presence in the financial services market, operating Financial XchangeTM, which connects to more than 4,700 financial institutions, including 75 of the top 100 worldwide banks and 45 of the top 50 brokerage firms.

BUSINESS IMPACTS FOR CORE SYSTEM FAILURE

         The most significant impact of a core system failure is the potential for interruption of service to our clients. If the customer suffers an interruption in their service, then customer dissatisfaction is likely. Customer dissatisfaction could result in the loss of revenue if the customer exercised their termination rights.

         Dependant on the severity of the interruption of service, there would be a potential for a sustained negative view of SAVVIS with unaffected customers and potential customers.

         SAVVIS provides credits to the customer based on the duration of a network outage, failure to meet RTD values and Packet Loss.

         For failures within SAVVIS' internal (IT) systems or facilities, the business impacts include: loss of connectivity to our customers (incoming and/or outgoing) and co-workers; inability to process customer orders; and/or inability to process customer invoices.

POTENTIAL FAILURE POINTS

         Refer to Section 4 below for details. The following are the potential points of failure:

         Customer Premise Equipment (Integrated Access Device or Router)

         The Local Loop

         Short Haul Circuits

         Long Haul Circuits

         Network Switching & Routing equipment

         Facility (POP, Data Center, or Corporate Office)

         Internal (IT) systems

         Network Management Systems

         Internal Threats (intentional and non-intentional)

BUSINESS CONTINUITY STRATEGY

         This section describe the specific Potential Fault/Failure elements and the prevention process and procedures employed to prevent fault/failure.


                                  Exhibit K-5

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

CUSTOMER PREMISE EQUIPMENT

         Customer Premise Equipment refers to the customer's Integrated Access Device or access router or CSU/DSU that is managed by SAVVIS. This does not include any device beyond our demarcation point(s).

CUSTOMER PREMISE EQUIPMENT FAULT MANAGEMENT

         [**]

TROUBLESHOOTING

         [**]

LOCAL LOOP

         Local loop refers to the access circuit connecting the customer site to SAVVIS' Point Of Presence (POP).

LOCAL LOOP FAULT MANAGEMENT

         [**]

NETWORK EQUIPMENT

         SAVVIS utilizes the following equipment within our core network:

         [**]

NETWORK EQUIPMENT MANAGEMENT

         [**]

ADDITIONAL FAILURE MANAGEMENT PROCEDURES

         This section describes the practices SAVVIS has in place to prevent outages and failures (failure prevention), as well as the process and procedures SAVVIS deploys handling faults/failures.

FAILURE DETECTION

         In order to detect outages, SAVVIS continuously monitors the state of our network, as well as the state of the local loop to the customer premise on a 24x365 basis. All SAVVIS networking equipment and local loop problems are proactively detected by our network management systems. SAVVIS will notify the customer of any networking problem (including customer premise equipment) and facilitate the repair of all problems on the SAVVIS side of the customer/SAVVIS demarcation point.

         Failure in internal (IT) servers is detected through the use of Hosted Area Network (HAN) administrative tools as described in the HAN Operations Manual.

                                  Exhibit K-6

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


FAILURE PREVENTION

         [**]

LONG HAULS

         [**]

SHORT HAULS

         [**]

INTERNET DRAINS

         At each of our Private NAPs, we transit with multiple transit vendors and peer with several others. Each transit connection is called a drain and each peering connection is called a peer. The drains are capacity planned to handle the appropriate level of traffic on the drains. A break in one drain results in its traffic rerouted to the remaining drain(s).

         [**]

CENTRAL PROCESSOR CARDS

         Where possible, the switches and routers will have redundant central processor cards protecting the active central processor card. If the active central processor card does not respond to heartbeat messages from the hot standby card, the hot standby card shoots the active card down and takes over normal operation of the switch/router without any loss of configuration information.

INPUT-OUTPUT PROCESSOR CARDS

         Where possible, each input-output processor card in our switches and routers will have a standby input-output processor card. The hot standby takes over input-output processing in the event the active card fails.

DUAL FANS AND DUAL POWER SUPPLIES

         Where possible, the network elements are always installed with multiple cooling fans and multiple power supplies. In the event of a failure in one of the elements, the redundant will maintain operation until a replacement element can be installed.

DUAL POWER GRIDS AND DUAL HVACS

         Where possible, SAVVIS POPs have two independent power grids. Thus if one of the grids loses power, the other will provide power to our network elements. The POP environments are controlled by two independent HVACs. If one of the HVACs fails, the other will continue to provide the necessary cooling for all our network elements.

ORGANIZATION STRUCTURE

         [**]

                                  Exhibit K-7

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


TESTING

         SAVVIS has a test lab that contains each of our network devices listed in section above. SAVVIS tests each device for compliance to vendor specifications relative to the features needed within the SAVVIS operating environment. This includes verification that processor and interface cards that have a fail-over/redundancy feature perform as documented. SAVVIS has agreements with each hardware vendor, to provide direct engineering support during these testing periods, as well as during any critical event.

         [**]

         SAVVIS tests firmware and software revisions in our lab prior to the scheduled deployment in the live network. If the revisions are to be deployed in the live network, SAVVIS schedules the upgrade in a maintenance window.

         SAVVIS never "tests" in the live network.

MAINTENANCE WINDOWS

         SAVVIS has published "follow the sun" maintenance windows in which network upgrades take place. SAVVIS also has a web-based location customers may refer, to determine if a particular maintenance window will effect the POP they are connected.

         Unless unavoidable, SAVVIS will not perform maintenance on multiple POPs within a region, if a change has the potential to impact customers availability.

SCHEDULED TESTS

         Whenever a vendor provides updates to their hardware, firmware and/or software, SAVVIS develops a thorough test plan to run through the functions needed to deliver customer data.

CONCEPTUAL MODEL

         This section describes the relationships between the network elements.

         Network Elements

         POP Architecture

         [**]

                                   Exhibit K-8

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


                               [GRAPHIC OMITTED]



                                  Exhibit K-9

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version

                                      [**]





                                  Exhibit K-10

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version




                                    EXHIBIT L

                                TARIFF COUNTRIES

         Japan

         Taiwan

         Singapore

         Hong Kong


                                  Exhibit L-1

                                    EXHIBIT M

                            OPTION EQUIPMENT PRICING

1. Upon occurrence of the conditions set forth in Section 18.07 of the Agreement, Moneyline or its Affiliates shall have the option to purchase from SAVVIS, or the applicable member of the SAVVIS Group, the Option Equipment, which is defined as all CPE, tail circuits to the extent such circuits are transferable (for purposes of this Exhibit M only the "Circuits"), and, with respect to Europe and Asia only, frame relay switches, which include Cascade 9000 frame relay switches (the "Switches") owned by SAVVIS or a member of the SAVVIS Group and used in the provision of the Services to Moneyline. Moneyline shall not have the option to purchase Option Equipment in the United States and Canada associated with Customer Connections shared by Moneyline and a Moneyline Competitor. Moneyline may exercise the option to purchase the Option Equipment, provided it notifies SAVVIS in writing within thirty (30) days of occurrence of the conditions set forth in Section 18.07 of the Agreement. Concurrently with receipt of notice for a request for transfer of the Option Equipment, SAVVIS shall use its commercially reasonable efforts to assign to Moneyline the local loop with respect to the Circuit.

2. The price for CPE shall be [**] per Moneyline Site and/or Customer Site for all the CPE then located at the applicable Moneyline Site and/or Customer Site. The price for each Switch shall be [**] Payment for the CPE and Switches will become due when the Option Equipment is Successfully Transferred (as defined below). Successful Transfer or Successfully Transferred shall mean when SAVVIS turns over ownership, clean title and management control and responsibility of the CPE and Switches (and management control, responsibility, and novation/assignment of the contracts for the Circuits), nominated by Moneyline to be acquired in a given city, to Moneyline. Successful Transfer shall include (and shall not occur unless and until) testing and acceptance for the Option Equipment. The testing and acceptance method shall be agreed to by the parties and based on commercially reasonable standards for such testing and acceptance.

3. At such time as SAVVIS has Successfully Transferred the Option Equipment, Moneyline shall be solely responsible for any and all related network management changes, including but not limited to, software modifications, remapping the PVC, IP Address changes, and Router configuration changes. After the Successful Transfer, Moneyline shall also be solely responsible for any and all maintenance, management, and payment of third party charges (including, without limitation, local loop charges), and SAVVIS will hold no further responsibility for Successfully Transferred Option Equipment. The parties will further work together in good faith to develop a mutually acceptable scheme for the remapping of the IP Addresses.

4. For all cities for which SAVVIS provides Services to Moneyline under the Agreement, SAVVIS shall provide access to its frame relay switches and allow Moneyline connectivity to the SAVVIS POP as part of the CPE purchase for each city. Port charges for the connection to the SAVVIS switch shall be based on following table:


                                   Exhibit M-1

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version




-----------------------------------------------------------------------------------------------------------
              64k            128k          256k           384k           512k          768k           1024k
-----------------------------------------------------------------------------------------------------------
US            [**]           [**]          [**]           [**]           [**]          [**]           [**]
-----------------------------------------------------------------------------------------------------------
Canada        [**]           [**]          [**]           [**]           [**]          [**]           [**]
-----------------------------------------------------------------------------------------------------------
Europe        [**]           [**]          [**]           [**]           [**]          [**]           [**]
-----------------------------------------------------------------------------------------------------------
Asia          [**]           [**]          [**]           [**]           [**]          [**]           [**]
-----------------------------------------------------------------------------------------------------------


5. Subject to availability, except as set forth in paragraph 6 below, in the cities where SAVVIS has Successfully Transferred Switches, SAVVIS shall have the right to purchase Frame Relay ports for any of its customers, and Moneyline shall provide such ports at the rates set forth above. Moneyline shall use commercially reasonable efforts to provide such availability and shall periodically notify SAVVIS of the status of excess availability, including, without limitation, if such availability is or is likely to become fully utilized, in order that SAVVIS may make contingency plans for its usage requirements.

6. With respect to any Successfully Transferred Option Equipment in Europe and Asia which was utilized by SAVVIS to provide services to other customers of SAVVIS prior to such transfer, Moneyline shall continue to permit SAVVIS to use such Option Equipment for the benefit of such other customers, consistent with the manner in which SAVVIS was utilizing such Equipment prior to the transfer.

7. Upon a written notification from Moneyline to SAVVIS for a transfer of assets with respect to any city where SAVVIS is providing Services, SAVVIS shall use commercially reasonable efforts to: (i) transfer the CPE and Switches, if the Switches are being transferred, or appropriate availability of ports, if SAVVIS is retaining the Switches, in an orderly manner, (ii) novate/assign the Circuits, to the extent assignable, (iii) assign/transfer all maintenance/technical support agreements related thereto, to the extent assignable, and (iv) cooperate with Moneyline or its designee, as applicable, to effect the orderly transition of the related Services from SAVVIS' network to the network of Moneyline or its designee. The parties shall use commercially reasonable efforts to complete such transfer within sixty (60) days after SAVVIS' receipt of notice (and with respect to the Circuits as soon as commercially practicable).

8. Co-location shall be offered by the collocating party to the other party in SAVVIS and Moneyline POPs for Switches in Asia and Europe only. The fee to be paid for the co-location of such Switches by either party for such POPs shall be [**] per rack per month (which includes dual 20 amps power supply). Any additional power usage shall be at an additional charge. All wiring and cabling for the Colocation shall be the responsibility of the colocating party.

9. The fee to be paid by Moneyline for the connection of an external network to SAVVIS' Switch defined as a Network to Network Interface ("NNI") shall equal [**] per month for each T-1 connection and [**] per month for each DS3 connection. There shall also be an additional installation fee of [**] per each NNI connection. The prices herein do not include local access facilities which shall be Moneyline's responsibility. In the event that SAVVIS orders NNI from Moneyline, SAVVIS shall pay the fees set forth in this paragraph.

10. During the Term of this Agreement and any renewal Term, SAVVIS shall have the right to purchase from Moneyline the use of up to [**] of each Customer Connection purchased by Moneyline (if any) under Section 18.07 of the Agreement for use with respect to SAVVIS customers; provided that, in Moneyline's commercially reasonable determination, such proposed SAVVIS purchase (i) does not

                                   Exhibit M-2

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


materially affect the level of service provided to Moneyline Customers, and
(ii) no additional provisioning of Circuits is required from any third party, unless SAVVIS agrees to pay for and assume responsibility for such additional provisioning. In the event that SAVVIS requires a CPE upgrade or new CPE, SAVVIS shall be solely responsible for such costs. The price to be paid by SAVVIS for the use of up to [**] of a Customer Connection shall be equal to [**].

11. At such time as Moneyline is no longer using (and does not intend to use in the next year) any readily segmentable part of the Option Equipment (hereinafter, "Obsolete Equipment"), Moneyline shall notify SAVVIS in writing. SAVVIS shall have the right to purchase the Obsolete Equipment at a price equal to the price paid therefore by Moneyline to SAVVIS, which such right it shall exercise by providing notice to Moneyline with thirty (30) days of receipt of Money's notice. All Obsolete Equipment shall be purchased in "AS-IS" condition by bank check or wire transfer of funds on or prior to the date SAVVIS is authorized to take possession of the applicable Obsolete Equipment.

12. The parties acknowledge and agree that the terms, conditions, rights and obligations contained in this Exhibit M expressly survive expiration or termination of the Agreement.



                                   Exhibit M-3

[**] CONFIDENTIAL TREATMENT REQUESTED

                                                               Execution Version


                                    EXHIBIT N

                           SUMMARY OF SECURITY POLICY

SECURITY & CONTROL Q&A
----------------------

Document Author:  Bob LeBlanc
Revision:  Version 2.0
Revision Date:  Tuesday, October 01, 2002
Original Rev. Date:  2 August 2001
Customer's often ask SAVVIS to provide details on our internal policies and procedures to prove we have the appropriate security procedures in place. This document tries to address the key questions most often asked:

         Does SAVVIS have a Security Policy?

1)       Yes.  [**]

         The sections of the SAVVIS Corporate Security Policy include:

         Section I.        Security Policy
         Section II.       System Access Control
         Section III.      System Development and Maintenance
         Section IV.       Physical and Environmental Security
         Section V.        Compliance
         Section VI.       Personnel Security
         Section VII.      Security Organization
         Section VIII.     Computer & Network Management
         Section IX.       Asset Classification and Control
         Section X.        Business Continuity Planning
         Section XI.       Incident Response

         SAVVIS cannot share its security policy beyond SAVVIS personnel, for security reasons

2) SAVVIS has continuous intrusion detection processes that watch for external, as well as, internal violations. Here is a cut & paste from our security policy:

         [**]

5) With regard to physical access, SAVVIS Corporate Security policy includes the following statement:

         [**]

6) Most importantly for Customers, SAVVIS has implemented Network Management security with the following mandated principles:

                                  Exhibit N-1

[**] CONFIDENTIAL TREATMENT REQUESTED

         [**]

         Does SAVVIS have a Business Continuity Plan?

Yes. SAVVIS has a detailed Business Continuity Plan (BCP), that details our network infrastructure and architecture that insures business continuity. SAVVIS' BCP includes sections that detail:

   o     Executive Summary
   o     Business Process Description
   o     Business Impact
   o     Business Continuity Strategy
   o     Failure Management
   o     Failure Prevention & Testing

[**]

         What Intrusion Detection does SAVVIS perform on their own Network?

         SAVVIS performs Vulnerability Scanning/monitoring on the SAVVIS network. SAVVIS creates a web-based report that textually and graphically displays the potential risks in the network that is reviewed by our security team and management. Below is a sample of the details reported:

[**]

         How does SAVVIS handle Customer Support?

         SAVVIS uses a tool called "Vantive" as a unified OSS database for order entry, provisioning and trouble management. As calls come into our Network Operations Center (NOC), a trouble ticket is opened. The NOC has a goal of getting the customer to a live support person within 15 seconds (unlike many providers that put you into Voice Response Unit (VRU) jail). The first level engineering is responsible for each ticket from time opened to time closed, regardless of the levels of engineering that must be engaged to resolve the issue. SAVVIS has a unique "Pod" concept that puts multiple levels of engineers within a co-located environment. If the first level engineer needs to escalate, they do not forward the customer to a voice mail - they conference in the appropriate level of engineer and remain on the line long enough to provide the higher engineer with a detail of the trouble. Once the issue is resolved, the ticket is put into a "to be closed" state. It is then the front line engineers job to contact the customer and ask their permission to close the ticket (we do not close a ticket unless the customer says they are satisfied). We also follow up 24 hours later with an additional call to the customer to make sure that the problem is still resolved.

         What is SAVVIS' Intelligent IP?

Please ask your account team for the White Paper titled "The Intelligent IP Story". This white paper describes in detail the features of SAVVIS' Intelligent IP.

         What is the IIP security model within the BSN?

The The Nortel Broadband Service Node (BSN) uses a stateful inspection firewall. With stateful inspection, packets are caught and examined at the network layer. The system then communicates with the four upper layers to determine the "state" of the information. Based on the information exchanged, subsequent packets are

                                  Exhibit N-2

[**] CONFIDENTIAL TREATMENT REQUESTED
mapped and validated based on the known state of the original data flow. (As an example: if an outgoing FTP request is allowed through the firewall, the port number is saved so that the incoming response can be matched to the outbound request).

[**]

Subscriber: On the BSN platform, a subscriber is defined as a single logical connection to a BSN. A subscriber is an individual site, physical or logical, that connects to the BSN via a layer 2 access connection. A subscriber can be an individual, a home office, a small business or a corporate campus. Each subscriber site will have its own network, albeit a single host, a LAN, multiple LANs or a network of thousands of hosts.

         What are the service policies of the BSN?

The Service Policy is a set of rules describing the required behavior of the service. Rules allow identification of traffic, based on combinations of source, destination and IP service. A rule then designates a service-specific action to be taken for traffic that matches the rule. For example, drop/accept for security, AF/DP for DiffServ Marking, etc.

Service Policies are acted upon in the order they are entered (top to bottom), and will act upon the first rule that matches.

The following Service Policies can be defined: Security (traffic filtering), Anti-Spoofing/Ingress Anti-Spoofing (masquerade protection based on known subscriber addresses), DiffServe Marking/Egress DiffServ Marking (rule-based changes on Assured-Forwarding (AF) and Drop Precedence (DP) which allow designating traffic priority), Traffic Shaping, Captive Portal (rule-base traffic steering), and Policing.

         How does SAVVIS handle a change request to a service policy?

[**]

         How is one customer's traffic separated from another customers?

[**]

         What Network Management functions does SAVVIS deploy?

[**]

SAVVIS closely monitors and audits internal activities to insure employees do not compromise Customer data.

SAVVIS' AUP (Acceptable Use Policy) is applicable to its employees, as well as Customers.

[**]

         What Levels of Access are within the BSN?

         The Nortel BSN has several levels of "management" and "ownership". SAVVIS maintains separation of each level based on the level of the engineering responsibility. As an example, the first level engineer that answer calls in the

                                  Exhibit N-3

[**] CONFIDENTIAL TREATMENT REQUESTED

Network Operation Center may be allowed to "view" and/or potentially "ping", but cannot make changes are "write" configurations parameters. The BSN separates management duties into the following areas: ISP Manager/Owner, Device Manager/Owner, Access Property Manager, Service Policy Manager, Connection Manager, User Manager, Subscriber Manager, Route Properties Manager and VPN Manager.

         The levels of management are described below:

o        ISP MANAGER/OWNER

ISP Owners are allowed to configure access properties, interfaces and subscribers only. The BSN uses the term "ISP" to describe a virtual private routing table in the BSN. The BSN maintains a secure separation between the ISPs
- creating a VPN. Items that are defined for an ISP are: an ISP name, the ISP owner's name and phone number, an SNMP IP address (the IP address that will send SNMP messages to the BSN), SNMP alarm for SNMP traps, and the UDP port number designated as the location on the SNMP management station where details of the alarms are sent.

o        DEVICE MANAGER (DM)

The DM can add a BSN node, configure the BSN node, configure cards and ports, configure access properties, configure trunk interfaces, configure routing, configure connections and configure subscribers.

o        DEVICE OWNER (DO)

The DO can configure the BSN node, configure cards, ports and connections, but cannot configure access properties, interfaces or subscribers.

o        ACCESS PROPERTY MANAGER (APM)

The APM provides the configuration tool for RADIUS, DHCP, PPP, IPSec, IKE profiles, Connection Templates and Tunnels (L2TP, PPPOE and GRE).

o        SERVICE POLICY MANAGER (SPM)

The SPM handles the configuration of Security, Anti-Spoofing, Ingress Anti-Spoofing, DiffServ Marking, Traffic Shaping and Policing Policies. There are three categories of services: Traffic Services, ISP Node Services and Management Services. Traffic services are the service policies configured by each ISP and applied to each individual subscriber's traffic of the ISP. The ISP Node Services are the service policies configured by each ISP and applied to the BSN devices that he/she has subscribers on them. The Management Services are the service policies configured by the device owner and applied to the management interfaces of each BSN device. In each traffic category, there are three types of objects: Service Profiles, Service Policies and Service Objects. The Service Policy is a set of rules describing the required behavior of the service. All rule fields in the Service Policies are specified using Service Objects. A Service Profile is a special profile containing multiple Service Policies. Service Policies are created using a Policy Editor.

                                  Exhibit N-4

[**] CONFIDENTIAL TREATMENT REQUESTED

o        CONNECTION MANAGER (CM)

The CM is designed for the users whose job is only configuring connections. It gives users a tool to manage the connections, globally, without having to go to each individual BSN. There are two types of connections, Trunk Connections and Access Connections.

o        User Manager

The User Manager is a tool to help the Device Owner or ISP Owner to manage their SCS users. Each user is assigned a set of user privileges that control the types of operations that the user is allowed to see and/or perform. Users with "write" privileges are allowed to create User View Profiles and SCS Users. The values that can be set are "read, write or Limit to ISP". The entities that can be set are: User, ISP, Node Management, Connections, Interfaces, Subscribers, Profiles and Alarms.

o        SUBSCRIBER MANAGER

The Subscriber Manager is used by the person who configures Subscribers. It provides a convenient tool to manage Subscribers in a global manner without having to go to each BSN.

THE SAVVIS NETWORK AND SECURITY
-------------------------------

LAYER 2

         [**]

LAYER 3

         Once the data is handled off from layer-2 to layer-3, SAVVIS utilizes our Intelligent IP infrastructure to enforce and/or offer the customer many layer-3 services.

         [**]

         Based on the product chosen by the customer, the customer may choose a default firewall template, or purchase a custom template. SAVVIS employs a stateful-inspection firewall within our network and acts upon each data flow. The firewall can customized based on Source IP address(es), Destination IP address(es), Service Type (such as http, ftp and smtp), and Action (Accept, Drop or Reject).

         Customers can further prioritize and control their traffic via the "Traffic Shaping" feature of our Intelligent IP services. Traffic Shaping allows customers to separate traffic with their chosen class of service and prioritize certain application over another. Further - Traffic Shaping can also restrict the session flow data throughput. This can be used to further restrict DOS/DDOS attacks, or simply make more efficient use of the customer server resources.

SECURITY METHODOLOGY

         SAVVIS has a defined Corporate Security policy that has internal requirements to safeguard customer data. The sections of the SAVVIS Security Policy include:

                                  Exhibit N-5

[**] CONFIDENTIAL TREATMENT REQUESTED

         Section I.        Security Policy
         Section II.       System Access Control
         Section III.      System Development and Maintenance
         Section IV.       Physical and Environmental Security
         Section V.        Compliance
         Section VI.       Personnel Security
         Section VII.      Security Organization
         Section VIII.     Computer & Network Management
         Section IX.       Asset Classification and Control
         Section X.        Business Continuity Planning
         Section XI.       Incident Response

         [**] Customers must understand that SAVVIS will discuss our security policy with customers, but SAVVIS will not share our security policy beyond SAVVIS personnel for security reasons.

         SAVVIS has continuous intrusion detection processes that watches for external, as well as, internal violations. Our internal security policy also requires [**].

NETWORK MANAGEMENT

         In addition to the above noted services and functions, SAVVIS further protects our customers' data via a unique network management infrastructure. With regard to physical access, SAVVIS corporate policy includes the following, [**]

         Most importantly for customers, SAVVIS has implemented Network Management security with the following methodology; [**]

         [**]

                                  Exhibit N-6

[**] CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT O

                         CO-LOCATION SERVICES AGREEMENT

         This CO-LOCATION AGREEMENT (the "AGREEMENT") is made and entered into as of the Effective Date by and between SAVVIS and Moneyline, each of whom shall be referred to herein as the "CO-LOCATION PROVIDER" or "CUSTOMER", as applicable.

         The parties hereby agree as follows:

1        SERVICES PROVIDED, LICENSE TO OCCUPY AND PERMISSIBLE USE OF THE
         PREMISES

1.1 Co-Location Provider hereby grants to Customer a license, subject to the terms and conditions contained herein, to use the Space (designated rack) in the Moneyline Site as set forth in this Agreement. The Space shall be utilized by the Customer only for location of the Customer Equipment, related activities and as agreed between the parties pursuant to this Agreement.

1.2 In connection with the Space made available hereunder, Co-Location Provider shall perform the Services set forth below at no additional charge to Customer, except as otherwise mutually agreed. However, Customer shall be required to maintain the Space in an orderly manner and shall be responsible for the removal of trash, packing, cartons, and similar debris from the Space. In addition, Customer shall not cause the condition of the Space to become unsafe, as determined by any reasonable standards established by Co-Location Provider or as required by applicable law.

         a. Utilities (not including Electrical Power): Includes Gas service, water service, sewer service and trash hauling.

         b. Critical Data Center Systems: All critical systems will be repaired and maintained including the Generators, UPS/PDU systems, HVAC Chillers, Automatic Transfer Switch, Fire Detection Systems, and the Electrical systems.

         c. Janitorial: Nightly cleaning (Monday-Friday) of common area within the Data Center.

         d. General building systems: Includes maintenance of all building systems within the common areas of the data center including, Electrical distribution, HVAC, Plumbing, Elevator and Life safety components.

         e. General building maintenance: Includes maintenance of the building including painting, roof repairs, pest control and other similar items associated with maintaining the building.

         f. Security Systems Maintenance: Includes repairs and maintenance of the security systems including X-rays machines, surveillance cameras, entrance gate, biometric scanner, and other miscellaneous security systems within the data center.

         g. Taxes and Insurance: Co-Location Provider shall pay all real estate taxes, assessments or government impositions of any kind assessed for the Moneyline Site or the underlying land, and Co-Location Provider shall carry reasonable and customary property insurance on the Moneyline Site.

                                  Exhibit O-1

         h. Property Management/Staffing Fees: 1) Maintenance which includes one (1) full-time on-site maintenance technician, 2) Critical Systems Engineer which includes one (1) full-time on-site critical systems engineer, and 3) Security which includes four (4) full time persons 24 x 7 during Monday through Friday on Day, three (3) full time persons 24 x 7 during Monday through Friday on Evening shifts and two (2) full time persons 24 x 7 on Midnight and all weekend shifts.

1.3 Customer shall have access to the Space at any time upon reasonable advance notice to Co-Location Provider; provided, however, Customer shall be required to comply with such reasonable security requirements as Co-Location Provider shall from time to time notify the Customer in advance with respect to entry on the Moneyline Site. Co-Location Provider shall provide Customer with any documents, cards or other items necessary to permit Customer unfettered access in compliance with any such security requirements.

1.4 Customer acknowledges that it has been granted only a license (subject to the terms and conditions contained herein) to occupy the Space and that Customer has not been granted any real property interest in the Space.

2.       ADDITIONAL SPACE

2.1 Notwithstanding anything to the contrary set forth in this Agreement (including, without limitation, Section 1.4 hereof), any purchaser or successor in interest to Co-Location Provider including, without limitation, Co-Location Provider itself, if any of the options under Co-Location Provider' lease for the Moneyline Site are exercised, of the Moneyline Site shall take the Moneyline Site subject to this Agreement and the rights and obligations hereunder.

2.2 Nothing contained in this Agreement shall prohibit Customer from seeking any relief or remedy against the condemning authority in the event of an eminent domain proceeding or condemnation that affects the Space.

2.3 Customer may, at any time during the Term, submit a written request to Co-Location Provider requesting additional space ("ADDITIONAL SPACE") in the Moneyline Site. Co-Location Provider shall reasonably consider any such request in good faith and shall promptly notify Customer of its decision and in any event within thirty (30) days of Customer's request. Co-Location Provider shall consider any such request no less favorably than any request submitted by a third party. The parties shall agree in good faith the price for any such Additional Space which shall not be more than the price calculated on a per square foot basis being paid for the Space at the time of the Customer's request. Any Additional Space shall be provided in accordance with the provisions of this Agreement and shall be adjacent to the Space currently occupied by Customer at the time of Customers' request, unless the parties agree to the contrary. Co-Location Provider agrees that in order to provide Customer Additional Space which is adjacent to the Space currently occupied by Customer at the time of Customer's request, Co-Location Provider will first use all space that is not adjacent to the Space occupied by Customer for any purpose other than as required by Customer.

3.       PRICES AND PAYMENT TERMS

3.1      Payment shall be made in accordance with the Master Services Agreement.

3.2 Customer agrees to reimburse Co-Location Provider for all reasonable repair or restoration costs associated with damage or destruction caused by Customer's personnel, its agents or its suppliers/contractors

                                  Exhibit O-2
         or Customer's visitors during the Term or as a consequence of its removal of the Customer Equipment or property installed in the Space. Customer shall not make any construction changes or material alterations to the interior or exterior portions of the Space, without obtaining Co-Location Provider' written approval for Customer to have the work performed or have Co-Location Provider perform the work, such approval not to be unreasonably withheld, conditioned or delayed. Co-Location Provider shall have the right to bid for construction or material alterations within the Moneyline Site and Space areas at rates to be negotiated between the parties hereto.

3.3 Customer's use of the Space, installation of Customer Equipment and access to the Moneyline Site shall at all times be subject to Customer's adherence to the reasonable security rules and rules of conduct notified by Co-Location Provider in advance to Customer in writing for the Moneyline Site. Co-Location Provider shall provide Customer with any documents, cards or other items necessary to permit Customer to have unfettered access in compliance with any such security requirements. Customer agrees not to erect any signs or devices to the exterior portion of the Space without submitting the request to Co-Location Provider and obtaining Co-Location Provider' written approval, such approval not to be unreasonably withheld, conditioned or delayed.

4.       CASUALTY

4.1 In the event of a casualty, Co-Location Provider shall be obligated to restore the Moneyline Site to their original condition, provided that if Co-Location Provider cannot reasonably restore the Moneyline Site in one hundred and twenty (120) days, Customer may terminate this Agreement without any further obligation to pay Monthly Fees beyond the amount accrued and prorated up to the date of termination. In the event that the Moneyline Site become the subject of a taking by eminent domain by any authority having such power or a transfer in lieu thereof (a "Condemnation"), then Customer may terminate this Agreement. If the Condemnation is temporary and Customer does not terminate this Agreement, then Monthly Fees shall be abated. If a condemnation does not affect the entire Moneyline Site and Customer does not terminate this Agreement, then Co-Location Provider shall be obligated to restore the remainder of the Moneyline Site and Monthly Fees shall be reduced to reflect the loss of square footage.

4.2 Upon termination or expiration of the Term, Customer agrees to remove within ninety (90) days the Customer Equipment and other property that has been installed by Customer or its agents.

5.       WARRANTIES, REMEDIES AND DISCLAIMERS

5.1 Co-Location Provider shall, at Co-Location Provider' own expense, defend Customer against any and all claims that the Space used by Customer hereunder infringes on any third party's property or ownership, intellectual property or proprietary rights. Co-Location Provider shall, at Co-Location Provider' sole option, either (i) settle any such claim, (ii) secure valid rights for Customer's continued use or (iii) furnish equivalent Space that is not infringing and that can be used to satisfy the original specifications. This warranty and remedy by Co-Location Provider shall be valid only if (i) Customer gives Co-Location Provider prompt written notice upon its receipt of any such claim, (ii) Customer provides Co-Location Provider with all pertinent information in Customer's possession relative to such claim and (iii) Co-Location Provider shall have sole control over the settlement or defense of such claim.

5.2      Co-Location Provider warrants and represents that:

                                  Exhibit O-3

         (a) it has the authority to enter this Agreement and that it has the authority to grant the rights specified herein to Customer for the Space. The Customer Equipment shall not be deemed or become a fixture in the Moneyline Site;

         (b) the Services will be performed in a competent manner by personnel possessing all reasonable skills and experience; and

         (c) the Moneyline Site shall be maintained in good operating condition and in compliance with all applicable laws and regulations.

5.3 CUSTOMER ACKNOWLEDGES THAT NO REPRESENTATION HAS BEEN MADE BY CO-LOCATION ROVIDER AS TO THE FITNESS OF THE SPACE FOR CUSTOMER'S INTENDED PURPOSE OTHER THAN ITS USE AS CURRENTLY CONTEMPLATED IN THIS AGREEMENT. EXCEPT FOR THE WARRANTIES SET FORTH IN THIS ARTICLE, THERE ARE NO WARRANTIES, WHETHER EXPRESS, IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE SPACE OR SERVICES COVERED OR FURNISHED PURSUANT TO THIS AGREEMENT.

6.       LIABILITY

6.1 Co-Location Provider shall maintain adequate insurance or remain covered by insurance taken out by its ultimate parent company in respect of its liabilities arising under or during this Agreement.

6.2 Customer shall indemnify and hold harmless Co-Location Provider, and member of the Co-Location Provider Group, any member of the Co-Location Provider Group, and their respective officers and employees, servants and agents from and against any and all third party claims, cost, expenses or liability (including reasonable attorney's fees) arising out of Customer's use of the Space other than in accordance with the provisions of this Agreement.

6.3 Each party shall be liable to the other for damage to property and death or injury to persons if such damage, loss or injury is caused by the negligent or willful acts or omissions of such party, or its officers, employees, servants, agents, affiliates or contractors, or by the malfunction of any Equipment supplied or operated by said party.

6.4 Co-Location Provider will indemnify, defend and hold Customer harmless against (i) any claim, action or proceeding alleging that the Services or the use thereof as permitted in this Agreement infringes any third party copyright, or misappropriates a third party trade secret and (ii) any claim, action or proceeding by a third party alleging that the Services or the use thereof as permitted in this Agreement directly caused any bodily injury or damage to tangible property by a third party and Co-Location Provider agrees to pay all damages costs, liabilities or expenses incurred by the Customer resulting from such claim, action or proceeding (or settlements thereof), including reasonable attorney's fees. The foregoing obligation of Co-Location Provider does not apply to any infringement claim that results from any use of the Services other than as contemplated by this Agreement, or any modification of the Services by anyone other than Co-Location Provider or its nominee or by Co-Location Provider at the direction of Customer.

7.       EQUIPMENT

7.1 Customer acknowledges that, as to any equipment owned by the Co-Location Provider and used to provide Services ("Co-Location Provider Equipment"), Customer acknowledges the following: (i) the

                                  Exhibit O-4

         Co-Location Equipment is owned by Co-Location Provider and Customer shall take such actions as are reasonably directed by Co-Location Provider to protect Co-Location Provider's interest in the Co-Location Provider Equipment, and shall keep the Co-Location Provider Equipment free and clear from all liens, claims and encumbrances, (ii) Co-Location Provider may take whatever reasonable steps are necessary to perfect and protect its interest in the Co-Location Provider Equipment; (iii) Customer bears the entire risk of loss, theft, destruction or damage (ordinary wear and tear accepted) to the Co-Location Provider Equipment under the care custody or control of Customer, Customer's Group or their respective agents; (iv) Customer shall not configure, reconfigure, program or otherwise affect the Co-Location Provider Equipment in any manner without the prior written consent of Co-Location Provider; (v) Customer hereby acknowledges that any manufacturer's or supplier's warranties with respect to the Co-Location Provider Equipment are passed on to Customer by Co-Location Provider and that Co-Location Provider shall be responsible for maintaining the Co-Location Provider Equipment; and (vi) at the end of the term hereof Customer shall return such Co-Location Provider Equipment to Co-Location Provider.

                                  Exhibit O-5